As Filed with the Securities and Exchange Commission on June 16, 1997


                                                      Registration No. 333-24599


--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
--------------------------------------------------------------------------------

                             Washington, D.C. 20549




                                Amendment No. 4
                                       to




                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                             EQUITY ONE ABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                                       52-2029487
-------------------------------             ------------------------------------
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)


                               ---------------

                              103 Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19810
                                 (302) 478-6160
--------------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ---------------

                                 Dennis Kildea
                               Equity One ABS, Inc.
                              103 Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19810
                                 (302) 478-6160
--------------------------------------------------------------------------------
           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ---------------

                                With a copy to:
                                Brian S. Vargo
                    Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                         Philadelphia, PA 19103-7098

                               ---------------

      Approximate date of commencement of proposed sale to the public:

     From time to time on or after the effective date of the registration statement, as determined by market conditions.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|____________

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|____________

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.|_|


                        CALCULATION OF REGISTRATION FEE
=======================================================================================
                                           Proposed         Proposed
                               Amount       Maximum          Maximum         Amount of
   Title of Each Class of       to be    Offering Price     Aggregate      Registration
Securities to Be Registered  Registered   Per Unit(1)    Offering Price(1)    Fee(2)
---------------------------------------------------------------------------------------
Asset Backed Notes and
Asset Certificates........  $325,000,000      100%         $325,000,000     $98,484.85
=======================================================================================


(1)   Estimated for the purpose of calculating the registration fee.


(2) The full amount of the registration fee has already been remitted to the Commission.


      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE


     This Registration Statement includes a basic prospectus and two illustrative forms of prospectus supplement for use in an offering of asset-backed securities--one for an offering of senior and subordinated certificate classes and one for an offering of certificates and notes. The description of credit enhancement mechanisms or other features in the forms of prospectus supplement is intended merely as an illustration of the principal features of a possible series of asset-backed securities; the features applicable to any actual series of asset-backed securities may include some, all or none of the features so illustrated and may include any features specified in the prospectus.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                  SUBJECT TO COMPLETION, DATED [______], 199___

PROSPECTUS SUPPLEMENT

(To Prospectus dated __________, 199___)

                                        $
                                  (Approximate)

               Mortgage Pass-Through Certificates, Series 19__-__
 Distributions payable on the ____ day of each month, commencing in _____ 19__

                              Equity One ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                                    Servicer

                                -----------------

      The Mortgage Pass-Through Certificates, Series 199__-__ (the "Certificates") will represent the entire beneficial interest in a Trust Fund consisting of a pool (the "Mortgage Pool") of the following types of loans (collectively, the "Loans"): fixed rate and variable rate mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties, (each, a "Residential Loan") and (B) mixed commercial/residential use properties (each, a "Mixed Use Loan"). Only the classes of Certificates identified in the table below (collectively, the "Offered Certificates") are offered hereby. See "Index of Defined Terms" on Page [ ] of this Prospectus Supplement and on Page [ ] of the Prospectus for the location of the definitions of certain capitalized terms.

                               -------------------

      PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION SET FORTH UNDER "RISK FACTORS" ON PAGE [ ] HEREIN AND ON PAGE [ ] IN THE ACCOMPANYING PROSPECTUS.

      THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SELLERS, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL ENTITY, THE DEPOSITOR, THE SELLERS, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES OR ANY OTHER PERSON. DISTRIBUTIONS ON THE CERTIFICATES WILL BE PAYABLE SOLELY FROM THE ASSETS TRANSFERRED TO THE TRUST FUND FOR THE BENEFIT OF CERTIFICATEHOLDERS.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
           ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
          ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



      The Offered Certificates will be purchased by _______________ (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates are expected to be approximately $_______, plus accrued interest, before deducting issuance expenses payable by the Depositor. The Class ___, Class PO and Class X Certificates will be issued to the Depositor on or about _________, 19__ as partial consideration for the sale of the Loans to the Trust Fund.

      The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to its right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the facilities of The Depository Trust Company on or about _______________, 19__.

                                  [Underwriter]

      The Loans will be sold to the Depositor by Equity One, Inc., ______, ______, and ____________ (individually, a "Seller" and collectively, the "Sellers").

      An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (the "REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, Offered Certificates, other than the Class A-R Certificates, will constitute "regular interests" in the REMIC. The Class A-R Certificates will constitute the sole class of "residual interest" in the REMIC. Prospective investors are cautioned that a Class A-R Certificateholder's REMIC taxable income and the tax liability thereon will exceed cash distributions in certain periods, in which event such holder must have sufficient alternative sources of funds to pay such tax liability. See "Federal Income Tax Consequences" herein and in the Prospectus.

      The Class A-R Certificates will be subject to certain transfer restrictions. See "Description of the Certificates--Restrictions on Transfer of the Class A-R Certificates."

      The yield to investors on each class of Offered Certificates will be sensitive in varying degrees to, among other things, the rate and timing of principal payments (including prepayments) of the Loans, which may vary significantly over time. The yield to maturity of a class of Offered Certificates purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Holders of the Offered Certificates should consider, in the case of any such Certificates purchased at a discount, and particularly the Principal Only Certificates, the risk that a slower than anticipated rate of principal payments on the Loans could result in an actual yield that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium and particularly the Interest Only Certificates, the risk that a faster than anticipated rate of principal payments on the Loans could result in an actual yield that is lower than the anticipated yield. Holders of the Interest Only Certificates should carefully consider the risk that a rapid rate of principal payments on the Loans could result in the failure of such holders to recover their initial investments. The yield to investors in the Offered Certificates, and particularly the Class ____ Certificates, also will be adversely affected by Net Interest Shortfalls and by Realized Losses. No representation is made as to the anticipated rate of prepayments on the Loans, the amount and timing of Net Interest Shortfalls or Realized Losses, or as to the resulting yield to maturity of any class of Certificates.

      The Underwriter intends to make a secondary market in the classes of Offered Certificates but has no obligation to do so. There is currently no secondary market for the Offered Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will continue or that it will provide Certificateholders with a sufficient level of liquidity of investment.

      Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               -------------------

      This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the
Prospectus of the Depositor dated          , 199___ (the "Prospectus") and
purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

      The Trustee on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus Supplement is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to in the Prospectus under "Incorporation of Certain Documents by Reference" that have been or may be incorporated by reference in the Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Prospectus incorporates). Such requests should be directed to the Corporate Trust Office of the Trustee at _____________, telephone:_________, facsimile number:_____________, attention:__________ (the "Corporate Trust Office").

--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

      This Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary of Terms are defined elsewhere in this Prospectus Supplement or in the Prospectus. See "Index of Defined Terms" on Page [ ] of this Prospectus Supplement and on Page [ ] of the Prospectus for the location of the definitions of certain capitalized terms.

Title of Certificates.............  Mortgage Pass-Through Certificates, Series
                                    199 - (the "Certificates").

Offered Certificates..............  Class A- , Class  , Class PO, Class X, Class
                                    A-R, Class B- and Class   Certificates
                                    (collectively, the "Offered Certificates").
                                    Only the Offered Certificates are offered hereby. The aggregate initial Class Certificate Balances of the Certificates will be subject to a permitted variance in the aggregate of plus or minus __%. Variances in the Class Certificate Balances may result in variances in the Notional Amount of the class of Notional Amount Certificates.

                                    The Notional Amount of the Class X
                                    Certificates for any Distribution Date will be equal to the aggregate of the Stated Principal Balances of the Non-Discount Loans with respect to such Distribution Date. The initial Notional Amount of the Class X Certificates will be equal to the aggregate of the Stated Principal Balances of the Non-Discount Loans as of the Cut-off Date.

Certificates other than the
  Offered Certificates............  In addition to the Offered Certificates, the following classes of Certificates will be issued in the indicated approximate initial Class Certificate Balances and will bear interest at the indicated Pass-Through Rates, but are not offered hereby:

                                                    Initial Class
                                                    Certificate     Pass-Through
                                                    Balance         Rate

                                                    ----------      ------------
                                    Class (1).....  $                          %
                                    Class (1).....  $                          %
                                    Class (1).....  $                          %

                                                   -------------------

                                    (1) The Class ______________, Class
                                    _________ and Class __________ Certificates will provide limited credit support to the Senior Certificates and the other Subordinated Certificates, as described under "Description of the
                                    Certificates--Principal--Subordinated
                                    Principal Distribution Amount" and "Credit
                                    Enhancement--Subordination of Certain
                                    Classes."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Any information contained herein with
                                    respect to the Class _______, Class ______ and Class ______ Certificates is provided only to permit a better understanding of the Offered Certificates.

Designations

  Regular Certificates............  All classes of Certificates other than the
                                    Class A-R Certificates.

  Residual Certificates...........  Class A-R Certificates.

  Senior Certificates.............  Class A- , Class ______________, Class PO,
                                    Class X and Class A-R Certificates.

  Subordinated Certificates.......  Class B- , Class ______________, and Class
                                    _____________ Certificates.

  Principal Only Certificates.....  Class PO Certificates.

  Interest Only Certificates......  Class X Certificates.

  Notional Amount
     Certificates.................  Class X Certificates.

  Fixed Rate Certificates.........  All classes of Certificates other than the
                                    Class PO and Class X Certificates.

  Variable Rate Certificates......  Class X Certificates.

  Physical Certificates...........  Class PO, Class X and Class A-R Certificates
                                    and the Subordinated Certificates.

  Book-Entry Certificates.........  All classes of Certificates other than the
                                    Physical Certificates.

Trust Fund........................  The Certificates will represent the entire beneficial interest in a Trust Fund
                                    consisting of a pool of Loans (the "Mortgage
                                    Pool").

Pooling and Servicing
  Agreement.......................  The Certificates will be issued pursuant to a Pooling and Servicing Agreement dated as of ______________, 19__ (the "Agreement"), among the Depositor, the Sellers, the
                                    Servicer and the Trustee.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Depositor.........................  Equity One ABS, Inc. (the "Depositor"), a
                                    Delaware corporation and a limited purpose finance subsidiary of Equity One, Inc., a Delaware Corporation ("Equity One"). See "The Depositor" in the Prospectus.

Servicer..........................  Equity One (in its capacity as servicer of the Loans, the "Servicer"). See "Servicing of Loans--The Servicer." The Loans were originated or acquired in the normal course of business by the Sellers and will be acquired by the Depositor in a privately negotiated transaction. The Servicer will be responsible for the servicing of the Loans and will receive the Servicing Fee from interest collected on the Loans. See "Servicing of Loans--Servicing Compensation and Payment of Expenses."

Sellers...........................  The Loans will be sold to the Depositor by
                                    ______, ______, ______, _____ and _____
                                    (collectively, the "Sellers").

Trustee...........................  __________________, a _____________________
                                    organized under the laws of
                                    __________________ (the "Trustee").

Cut-off Date......................  ________, 19__.

Closing Date......................  On or about __________, 19__.

Determination Date................  The     day of each month or, if such day is
                                    not a business day, the preceding business day (each, a "Determination Date"); provided that the Determination Date in each month will be at least two business days prior to the related Distribution Date.

Loans.............................  The Mortgage Pool will consist of the following types of loans (collectively, the "Loans"): fixed rate and variable rate mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties, (each, a "Residential Loan") and (B) mixed commercial/residential use properties (each, a "Mixed Use Loan"). Distributions of principal and interest on the Certificates will be based solely on payments received on the Loans, as described under "Description of the Certificates." See "The Mortgage Pool."


Mortgaged Properties..............  [The real properties which secure repayment of the Loans and on which Sellers have a first or subordinate lien.]

Distribution Date.................  The _________ day of each month or, if such day is not a business day, on the first
                                    business day thereafter, commencing in
                                    ___________ 19 (each, a "Distribution
                                    Date"). Distributions on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    each Distribution Date will be made to
                                    Certificateholders of record as of the
                                    related Record Date, except that the final distribution on the Certificates will be made only upon presentment and surrender of the Certificates at the Corporate Trust Office of the Trustee.

Record Date.......................  The Record Date for each Distribution Date will be the last business day of the month preceding the month of such Distribution Date.

Priority of Distributions.........  Distributions will be made on each
                                    Distribution Date from Available Funds in the following order of priority: (i) to interest on each interest bearing class of Senior Certificates; (ii) to principal on the classes of Senior Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "Description of the Certificates-- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on such classes on such Distribution Date; (iii) to any Class PO Deferred Amounts with respect to the Class PO Certificates, but only from amounts that would otherwise be distributable on such Distribution Date as principal of the Subordinated Certificates; and (iv) to interest on and then principal of each class of Subordinated Certificates, in the order of their numerical class designations, beginning with the Class __ Certificates, in each case subject to the limitations set forth herein under "Description of the Certificates--Principal."

                                    Under certain circumstances, distributions from Available Funds for a Distribution Date that would otherwise be made on the Subordinated Certificates may be distributed instead on the Senior Certificates. See "Description of the Certificates--Allocation of Losses." herein.

Distributions of Interest.........  To the extent funds are available therefor, each interest bearing class of Certificates will be entitled to receive interest in the amount of the Interest Distribution Amount for such class. The Class PO Certificates are Principal Only Certificates and will not bear interest. See "Description of the Certificates--Interest."

  A. Interest Distribution
     Amount.......................  For each interest bearing class of
                                    Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance or Notional Amount, as the case may be.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  B. Pass-Through Rate............  The Pass-Through Rate for each interest bearing class of Offered Certificates for each Distribution Date will be as set forth or described on the cover page hereof.

                                    The Pass-Through Rate for the Class X
                                    Certificates for any Distribution Date will be equal to the excess of (a) the weighted average of the Net Mortgage Rates of the Non-Discount Loans over (b) % per annum. The Pass-Through Rate for the Class X Certificates for the first Distribution Date is expected to be approximately ___% per annum.

                                    With respect to each Distribution Date, the "Interest Accrual Period" for each interest bearing class of Certificates will be the calendar month preceding the month of such Distribution Date.

Distributions of Principal........  On each Distribution Date, to the extent funds are available therefor, principal
                                    distributions in reduction of the Class
                                    Certificate Balances of each class of
                                    Certificates (other than the Notional Amount
                                    Certificates) will be made in the order and subject to the priorities set forth herein under "Description of the
                                    Certificates--Principal" in an aggregate amount equal to such class' allocable portion of the Senior Principal Distribution Amount, the Class PO Principal Distribution Amount or the Subordinated Principal Distribution Amount, as applicable. The Notional Amount Certificates do not have principal balances and are not entitled to any distributions in respect of principal of the Loans. See "Description of the Certificates--Principal."

Credit Enhancement................  Credit enhancement for the Senior
                                    Certificates will be provided by the
                                    Subordinated Certificates and credit
                                    enhancement for each class of Subordinated
                                    Certificates will be provided by the class or classes of Subordinated Certificates with higher numerical class designations, as described below. The aggregate of the initial Class Certificate Balances of the Class ____________, Class ___________ and
                                    Class ___ Certificates, which are the only
                                    Certificates supporting the Class
                                    Certificates, is expected to be
                                    approximately $________________.

Subordination.....................  The rights of holders of the Subordinated
                                    Certificates to receive distributions with respect to the Loans in the Trust Fund will be subordinated to such rights of holders of the Senior Certificates, and the rights of the holders of each class of Subordinated Certificates (other than the Class ______________ Certificates) to receive such distributions will be further subordinated to such rights of the class or classes of Subordinated Certificates with lower numerical class designations, in each case only to the extent described under "Credit Enhancement--Subordination of Certain
                                    Classes."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    The subordination of the Subordinated
                                    Certificates to the Senior Certificates, and the further subordination within the Subordinated Certificates, is intended to increase the likelihood of timely receipt by the holders of Certificates with higher relative payment priority of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against losses on the Loans to the extent described under "Description of Certificates--Allocation of Losses." The Subordinated Certificates also provide protection, to a lesser extent, against Special Hazard Losses, Bankruptcy Losses and Fraud Losses. However, in certain circumstances the amount of available subordination (including the limited subordination provided for certain types of losses) may be exhausted and shortfalls in distributions on the Certificates could result. Holders of the Senior Certificates will bear their proportionate share of any losses realized on the Loans in excess of the available subordination amount. See "Description of the Certificates--Priority of Distributions Among Certificates," "--Allocation of Losses," and "Credit Enhancement--Subordination of Certain
                                    Classes."

                                    In addition, Realized Losses on the Loans will reduce the Class Certificate Balances of the applicable class of Subordinated Certificates to the extent of any losses allocated thereto (as described under "Description of the Certificates--Allocation of Losses"), without the receipt of cash attributable to such reduction. As a result of such reductions, less interest will accrue on such class of Subordinated Certificates than otherwise would be the case. The yield to maturity of the Subordinated Certificates will also be affected by the disproportionate allocation of principal prepayments to the Senior Certificates, Net Interest Shortfalls, other cash shortfalls in Available Funds and distribution of funds to Class PO Certificateholders otherwise available for distribution on the Subordinated Certificates to the extent of reimbursement for Class PO Deferred Amounts. See "Description of the Certificates--Allocation of Losses."

Advances..........................  The Servicer is obligated to make cash advances (each, an "Advance") with respect to delinquent payments of principal of and interest on any Loan to the extent described under "Servicing of Loans--Advances." The Trustee will be obligated to make any such Advance if the Servicer fails in its obligation to do so, to the extent provided in the Agreement. See "Servicing of Loans--Advances."

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                                      S-9

--------------------------------------------------------------------------------

Prepayment Considerations and
  Risks; Reinvestment Risk........  The rate of principal payments on the
                                    Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Loans.

                                    Since the rate of payment of principal on the Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield may depend upon the degree to which it is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Loans. Further, an investor should consider the risk that, in the case of the Principal Only Certificates and any other Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of the Interest Only Certificates and any other Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. Investors in the Interest Only Certificates should carefully consider the risk that a rapid rate of principal payments on the Loans could result in the failure of such investors to recover their initial investments.

                                    Because the Loans may be prepaid at any
                                    time, it is not possible to predict the rate at which distributions of principal of the Offered Certificates will be received. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors in the Offered Certificates will be able to reinvest the distributions thereon at yields equaling or exceeding the yields on such Offered Certificates. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on the Offered Certificates. See "Risk Factors--Prepayment Considerations and
                                    Risks" and "Yield, Prepayment and Maturity
                                    Considerations."

Optional Termination..............  On any Distribution Date on which the Pool
                                    Principal Balance is less than 5% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to purchase, in whole, the Loans and the REO Property, if any, remaining in the Trust Fund. See "Description of the Certificates--Optional Termination."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Federal Income Tax
  Consequences....................  An election will be made to treat the Trust
                                    Fund as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. The Regular Certificates will constitute "regular interests" in the REMIC and the Residual Certificates will constitute the sole class of "residual interest" in the REMIC. The Class PO and Class X Certificates will, and depending on their respective issue prices certain other classes of Offered Certificates may, be issued with original issue discount ("OID") for federal income tax purposes. See "Federal Income Tax Consequences" herein and in the Prospectus.

                                    The holders of the Class A-R Certificates will be subject to special federal income tax rules that may significantly reduce the after-tax yield of such Certificates. Further, significant restrictions apply to the transfer of the Class A-R Certificates. See "Description of the
                                    Certificates--Restrictions on Transfer of the Class A-R Certificates."

ERISA Considerations..............  The acquisition of an Offered Certificate by a pension or other employee benefit plan (a
                                    "Plan") subject to the Employee Retirement
                                    Income Security Act of 1974, as amended
                                    ("ERISA"), could, in some instances, result in a prohibited transaction or other violation of the fiduciary responsibility provisions of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    Subject to the considerations and conditions described under "ERISA Considerations," it is expected that the Senior Certificates (other than the Class PO, Class X and Class A-R Certificates) may be purchased by a Plan.

                                    Any Plan fiduciary considering whether to purchase any Offered Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the provisions of ERISA and the Code. See "ERISA Considerations."

Legal Investment..................  The Senior Certificates and the Class
                                    ______________ Certificates will constitute
                                    "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    It is anticipated that the Class ________ and Class ________ Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, therefore, will not constitute "mortgage related securities" for purposes of SMMEA.

                                    Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the Offered Certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the Prospectus.

Ratings...........................  It is a condition to the issuance of the
                                    Senior Certificates that they be rated
                                    ________ by ("__________") and ________ by
                                    ("__________" and, together with _________,
                                    the "Rating Agencies"). See "Ratings." It is a condition to the issuance of the Class ________, Class ________ and Class ________
                                    Certificates that they be rated at least


                                    _______, ______ and _________, respectively,
                                    by _________. The ratings of the Offered
                                    Certificates of any class should be
                                    evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either of the Rating Agencies. See "Risk Factors-- Certificate Rating Subject to Change" and "Ratings."



Risk Factors......................  For a discussion of risks associated with an investment in the Certificates, see "Risk
                                    Factors" on Page [ ] herein and on Page [ ] in the Prospectus.


--------------------------------------------------------------------------------

                                  RISK FACTORS

      Investors should consider the following risks in connection with the purchase of the Certificates. For a discussion of additional risks pertaining to the Certificates, see "Risk Factors" in the Prospectus.

Consequences of Owning Book-Entry Certificates

      Issuance of the Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

      Since transactions in the Certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a Beneficial Owner to pledge a Certificate to persons or entities that do not participate in the DTC system may be limited due to lack of a physical certificate representing the Certificates. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

      Beneficial Owners may experience some delay in their receipt of distributions of interest and principal on the Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of DTC Participants which will thereafter credit them to the accounts of Beneficial Owners either directly or indirectly through indirect participants. Beneficial Owners will not be recognized as "Certificateholders" as such term is used in the Agreement, and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and DTC Participants. See "Description of the Certificates--Book-Entry Certificates" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

Cash Flow Considerations and Risks

      Minimum monthly payments on the Loans will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of Loans that are delinquent and resulting shortfalls in distributions to Certificateholders could occur. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the proceeds payable to Certificateholders and thereby reduce the security for the Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Loans, Certificateholders could experience a loss.

Prepayment Considerations and Risks

     All of the Loans may be prepaid in whole or in part at any time, most without penalty. [Approximately ___% provide for the payment by the borrower of a prepayment charge in limited circumstances.] See "The Mortgage Pool--General" herein and "Yield and Prepayment Considerations" in the Prospectus. The Trust Fund's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Loan. See "Yield, Prepayment and Maturity Considerations--

Prepayment Considerations and Risks" herein and "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus for a description of certain provisions of the Loans that may affect the prepayment experience thereof. The yield to maturity and weighted average life of the Certificates will be affected primarily by the rate and timing of prepayment on the Loans. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Loans will be borne entirely by the Certificateholders. See "Yield, Prepayment and Maturity Considerations" herein and "Yield and Prepayment Considerations" in the Prospectus.

Defaults and Delinquent Payments

     The yields to maturity of the Offered Certificates will be sensitive to defaults and delinquent payments on the Loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred and, its actual yield to maturity will be lower than that so calculated and could, in the event of substantial losses, be negative. The timing of Realized Losses will also affect an investor's actual yield to maturity even if the rate of defaults and severity of such losses are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Loans.

Payment Delay

      Under the Agreement, payments of principal and interest on the Loans received in any calendar month generally will not be passed through to the holders of the Offered Certificates until the Distribution Date in the following calendar month. As a result, the monthly distributions to the holders of the Offered Certificates generally will reflect mortgagor payments during the prior calendar month. Each Distribution Date will be on the _______ day of each month (or the next succeeding business day), commencing in ________ 199_. Thus, the effective yield to the holders of all Offered Certificates will be below that otherwise produced by the related Pass-Through Rate and the price paid for the Offered Certificates by such holders because distributions on the Offered Certificates in respect of any given month will not be made until on or about the ___ day of the following month.

Balloon Loans

      About ___% of the Loans in the Mortgage Pool are balloon loans, which generally have an original term of 15 years and provide for monthly payments based on a 30 year amortization schedule and a final monthly payment substantially greater than the preceding monthly payments. The existence of a Balloon Payment generally will require the related mortgagor to refinance the Loan or to sell the Mortgaged Property on or prior to the stated maturity date. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition of the mortgagor, tax laws and prevailing general economic conditions. None of the Sellers, the Servicer, the Depositor or the Trustee is obligated to refinance any Loan.

Mixed Use Loans

      Mixed Use Loans represent approximately ___% of the Loans in the Mortgage Pool. The Properties securing Mixed Use Loans consist of multi-family properties and structures which include residential dwelling units and space used for retail, professional or other commercial uses (the "Mixed Use Properties"). The maximum Loan-to-Value Ratio on Mixed Use Properties will not exceed 70%. Due to the limited market for such Mixed Use Properties, in the event of a foreclosure, it is expected that the time it takes to recover Liquidation Proceeds will be longer than with Single Family Properties.

Subordinate Liens

      Loans representing approximately ___% of the Mortgage Pool are secured by first liens, with the remaining Loans (representing approximately ___% of the Mortgage Pool) being secured by subordinate liens.

      Information is provided under "The Mortgage Pool--General" with respect to the Combined Loan-toValue Ratios of the Loans. The value of the Mortgaged Properties could be adversely affected by a number of factors. See "Risk Factors--Nature of Mortgages" in the Prospectus. As a result, despite the amortization of the Loans on such Mortgaged Properties, there can be no assurance that the Combined Loan-to-Value Ratios of such Loans, determined as of a date subsequent to the origination date, will be the same or lower than the Combined Loan-to-Value Ratios for such Loans, determined as of the origination date.

     Loans secured by investor-owned Mortgaged Properties represent (based solely upon statements made by the borrowers at the time of origination of the related Loan) approximately ___% of the Mortgage Pool. It is possible that the rate of delinquencies, foreclosures and losses on subordinate liens secured by nonowner occupied Mortgaged Properties could be higher than for Loans secured by the primary residence of the borrower.


Certificate Rating Subject to Change


      The rating of the Certificates will depend primarily on an assessment by the Rating Agencies of the Loans. The rating by the Rating Agencies of the Certificates is not a recommendation to purchase, hold or sell the Certificates, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the Rating Agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments. The ratings of the Certificates do not address the possibility of the imposition of United States withholding tax with respect to non-United States persons.

Legal Considerations--Lien Priority

      Each Loan is secured by first or subordinate deeds of trust or mortgages on the related Mortgaged Property. Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that proceeds from realization on the Mortgaged Properties are insufficient to satisfy such loans and prior liens in the aggregate, the Trust Fund and, accordingly, the holders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "Certain Legal Aspects of the Loans" in the Prospectus.

Bankruptcy and Insolvency Risks

      The Servicer, the Sellers and the Depositor each intend that each conveyance of Loans by the Sellers to the Depositor constitutes a sale, rather than a pledge of the Loans to secure indebtedness of the Sellers. The Depositor intends that each conveyance of Loans from the Depositor to the Trust Fund constitutes a sale, rather than a pledge of the Loans to secure indebtedness of the Depositor. As a sale of the Loans by the

Sellers to the Depositor, the Loans would not be part of a Seller's bankruptcy estate and would not be available to a Seller's creditors. However, in the event of the bankruptcy or insolvency of a Seller, it is possible that the bankruptcy trustee, a conservator or receiver of the Seller or another person may attempt to recharacterize the sale of the Loans as a borrowing by the Seller, secured by a pledge of the Loans. Similarly, as a sale of the Loans by the Depositor to the Trust Fund, the Loans would not be part of the Depositor's bankruptcy estate and would not be available to the Depositor's creditors. However, in the event of the bankruptcy or insolvency of the Depositor, it is possible that the bankruptcy trustee, a conservator or receiver of the Depositor or another person may attempt to recharacterize the sale of the Loans as a borrowing by the Depositor, secured by a pledge of the Loans. In either case, this position, if argued before or accepted by a court, could prevent timely payments of amounts due on the Certificates and result in a reduction of payments due on the Certificates.

Geographic Concentration

      As of the Cut-off Date, approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________, approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________, approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________ and approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________. An overall decline in the residential real estate markets of
_____________, ________________, _______________ and _______________ could adversely affect the values of the Mortgaged Properties securing such Loans such that the Principal Balances of the related Loans could equal or exceed the value of such Mortgaged Properties. As residential real estate markets are influenced by many factors, including the general condition of the economy and interest rates, no assurances may be given that the __________, __________, ___________ and ___________ residential real estate markets will not weaken. If the __________, ____________, ____________ and ___________ residential real estate markets should experience an overall decline in property values after the dates of origination of the Loans, the rates of losses on the Loans would be expected to increase, and could increase substantially.

Risks of Holding Subordinated Certificates

      The subordination of the Subordinated Certificates to the Senior Certificates, and the further subordination within the Subordinated Certificates, is intended to increase the likelihood of timely receipt by the holders of Certificates with higher relative payment priority of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against losses on the Loans to the extent described under "Description of the Certificates--Allocation of Losses" and "Credit Enhancement--Subordination of Certain Classes." However, in certain circumstances the amount of available subordination (including the limited subordination provided for certain types of losses) may be exhausted and shortfalls in distributions on the Certificates could result. Holders of the Senior Certificates will bear their proportionate share of any losses realized on the Loans in excess of the available subordination amount.

      In addition, the weighted average life of, and the yield to maturity on, the Subordinated Certificates, in increasing order of their numerical class designation, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Loans. If the actual rate and severity of losses on the Loans is higher than those assumed by a holder of a Subordinated Certificate, the actual yield to maturity of such Certificate may be lower than the yield expected by such holder based on such assumption. The timing of losses on Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Pool are consistent with an investor's expectations. Realized Losses on the Loans will reduce the Class Certificate Balances of the applicable class of Subordinated Certificates to the extent of any losses allocated thereto (as described under "Description of the Certificates--Allocation of Losses,"), without the receipt of cash attributable to such reduction. As a result of such reductions, less interest will accrue on such class of Subordinated Certificates than otherwise would be the case. The yield to maturity of the Subordinated Certificates will also be affected by the disproportionate allocation of principal prepayments to the Senior Certificates, Net Interest Shortfalls, other cash shortfalls in Available Funds and distribution of funds to Class PO Certificateholders otherwise available for distribution on the Subordinated Certificates to the extent of reimbursement for Class PO Deferred Amounts. See "Description of the Certificates--Allocation of Losses" and "Yield, Prepayment and Maturity Considerations--The Subordinated Certificates."

                                THE MORTGAGE POOL

General

      The Mortgage Pool will consist of the following types of loans (collectively, the "Loans"): mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties, (each, a "Residential Loan") and (B) mixed commercial/residential use properties (each, a "Mixed Use Loan").

      The Depositor will purchase the Loans from Sellers pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date among Sellers, the Servicer, the Depositor and the Trustee (the "Agreement") and will cause the Loans to be conveyed, without recourse, to the Trustee for the benefit of the holders of the Certificates (the "Certificateholders").

      Under the Agreement, the Sellers will make certain representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Agreement and certain characteristics of the Loans and, subject to the limitations described below under "--Sale of the Loans," will be obligated to repurchase or substitute a similar mortgage loan for any Loan as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. The Sellers will represent and warrant to the Depositor in the Agreement that the Loans were selected from among the outstanding loans in the Sellers' portfolios as to which the representations and warranties set forth in the Agreement can be made and that such selection was not made in a manner that would adversely affect the interests of the Certificateholders. See "Loan Program--Representations by Sellers; Repurchases" in the Prospectus. Under the Agreement, the Depositor will convey all its right, title and interest in and to such representations, warranties and covenants (including the Sellers' repurchase obligation) to the Trustee for the benefit of Certificateholders. The Depositor will make no representations or warranties with respect to the Loans and will have no obligation to repurchase or substitute Loans with deficient documentation or which are otherwise defective. The Sellers are selling the Loans without recourse and will have no obligation with respect to the Certificates in their capacity as Sellers other than the repurchase obligation described above. The obligations of Equity One, as Servicer, with respect to the Certificates are limited to the Servicer's contractual servicing obligations under the Agreement.

      Certain information with respect to the Loans expected to be included in the Mortgage Pool is set forth below in the following categories: Residential Loans and Mixed Use Loans. Prior to the Closing Date, Loans may be removed from the Mortgage Pool and other Loans may be substituted therefor. The Depositor believes that the information set forth herein under "The Mortgage Pool" with respect to the Mortgage Pool as presently constituted is representative of the characteristics of the Mortgage Pool as it will be constituted at the Closing Date, although certain characteristics of the Loans in the Mortgage Pool may vary. Unless otherwise indicated, information presented herein under "The Mortgage Pool" expressed as a percentage

(other than rates of interest) are approximate percentages based on the Stated Principal Balances of the Loans as of the Cut-off Date.

      As of the Cut-off Date, the aggregate of the Stated Principal Balances of the Loans is expected to be approximately $______ (the "Cut-off Date Pool Principal Balance"). The Loans provide for payment based on the amortization of the amount financed over a series of substantially equal monthly payments, with Balloon Payments due at the stated maturities of (i) 15 years, in the case of Residential Loans and (ii) seven to ten years, in the case of Mixed Use Loans. Loans with Balloon Payments may involve a greater degree of risk than loans which are fully amortizing because the ability of a borrower to make a Balloon Payment typically will depend upon the ability of the borrower to either timely refinance the Loan or sell the related Mortgaged Property. All the Loans provide for payments due on a set day, but not necessarily the first day, of each month (the "Due Date"). The Loans to be included in the Mortgage Pool were originated or purchased by the Sellers and were originated substantially in accordance with the Sellers' underwriting criteria for mortgage loans, described under "The Mortgage Pool--Underwriting Standards."

      Scheduled monthly payments made by the mortgagors on the Loans ("Scheduled Payments") either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. [All of the Mortgage Notes provide for a ________ (__) day grace period for monthly payments. Any Loan may be prepaid in full or in part at any time; however, approximately ____% of the Loans provide for the payment by the borrower of a prepayment charge in limited circumstances on full prepayments made within ____ years from the date of execution of the related Mortgage Note. The amount of the prepayment charge will generally be equal to ____ months' advance interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of __% of the original balance of such Loan.]

      Each Loan was originated after ________________________________.

      The latest stated maturity date of any Loan is ____________________. The earliest stated maturity date of any Loan is __________________________.

      As of the Cut-off Date, no Loan was delinquent more than ___ days.

      No Loan had a Loan-to-Value Ratio at origination of more than ___%. Approximately ___% of the Residential Loans had a Loan-to-Value Ratio at origination of 90%. In general, the Mixed Use Loans had a Loan-to-Value Ratio at origination of not more than 70%.

      The "Loan-to-Value Ratio" of a Loan at any given time is equal to (i) the principal balance of such Loan at the date of origination, divided by (ii) the Collateral Value of the related Mortgaged Property. The "Combined Loan-to-Value Ratio" of a Loan secured by a subordinate lien at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of such Loan and (b) the outstanding principal balance, at the date of origination of such Loan, of any senior mortgage loan(s) or, in the case of any open ended senior mortgage loan, the maximum available line of credit with respect to such senior mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan to (ii) the Collateral Value of the related Mortgaged Property.

      The "Collateral Value" of a Mortgaged Property, other than with respect to certain Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value based on an appraisal made for the related Seller by an independent fee appraiser at the time of the origination of the related Loan, and (b) if applicable: (i) if the Loan was for the purpose of acquiring the Mortgaged Property, the sales price of such Mortgaged Property at such time of origination or (ii) if the Loan is secured by a lien on a Mortgaged Property purchased by the borrower within one year of the origination of such Loan, the purchase price of such Mortgaged Property. In the case of Refinance Loans, the Collateral Value is the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing. No assurance can be given that the values of the Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Loans become equal to or greater than the value of the Mortgaged Properties, actual losses on the Loans could be higher than losses now generally experienced in the mortgage lending industry.

      The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Mortgage Pool. Other than with respect to rates of interest, percentages (approximate) are stated by Stated Principal Balance of the Loans as of the Cut-off Date and have been rounded in order to total 100%.

Mortgage Pool Tables

                                              Mortgage Rates(1)
                                              -----------------
                               Number of Loans     Aggregate Principal Balance
        Mortgage Rates (%)                                 Outstanding            Percent of Mortgage Pool
----------------------------------------------------------------------------------------------------------
 6.250.......................                     $                                                      %
 6.750.......................
 6.875.......................
 7.000.......................
 7.125.......................
 7.250.......................
 7.375.......................
 7.500.......................
 7.625.......................
 7.750.......................
 7.875.......................
 8.000.......................
 8.125.......................
 8.250.......................
 8.375.......................
 8.500.......................
 8.625.......................
 8.750.......................
 8.875.......................
 9.000.......................
 9.125.......................
 9.250.......................
 9.375.......................
 9.500.......................
 9.875.......................
10.000.......................

                                      --          -----------                                      -------
Totals.......................                     $                                                100.00%
                                      --          -----------                                      -------
                                      --          -----------                                      -------

                               -------------------

(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Loans (as so adjusted) is expected to be approximately ___%. Without such adjustment, the weighted average Mortgage Rate of the Loans is expected to be approximately ___% per annum.

                                         Original Loan-to-Value Ratios(1)
                                         --------------------------------
      Original Loan-to-Value     Number of Loans      Aggregate Principal Balance
            Ratios (%)                                        Outstanding           Percent of Mortgage Pool
------------------------------------------------------------------------------------------------------------

50.00 and below..................                    $                                                     %
50.01 to 55.00...................
55.01 to 60.00...................
60.01 to 65.00...................
65.01 to 70.00...................
70.01 to 75.00...................
75.01 to 80.00...................
80.01 to 85.00...................
85.01 to 90.00...................
90.01 to 95.00...................

                                        --           -----------                                    -------
Totals...........................                    $                                              100.00%
                                        --           -----------                                    -------
                                        --           -----------                                    -------

----------
(1) The weighted average original Loan-to-Value Ratio of the Loans is expected to be approximately ______%.

                                         Current Loan Principal Balances(1)
                                         ----------------------------------
       Current Loan Amounts       Number of Loans       Aggregate Principal Balance
                                                                Outstanding           Percent of Mortgage Pool
--------------------------------------------------------------------------------------------------------------
$      0 - $ 50,000...........                         $                                                     %
$ 50,001 - $ 100,000..........
$100,001 - $ 150,000..........
$150,001 - $ 200,000..........
$200,001 - $ 250,000..........
$250,001 - $ 300,000..........
$300,001 - $ 350,000..........
$350,001 - $ 400,000..........
$400,001 - $ 450,000..........
$450,001 - $ 500,000..........
$500,001 - $ 550,000..........
$550,001 - $ 600,000..........
$600,001 - $ 650,000..........
$650,001 - $ 750,000..........
$750,001 - $1,000,000.........
                                         --            -----------                                     -------
Totals........................                         $                                               100.00%
                                         --            -----------                                     -------
                                         --            -----------                                     -------

----------
(1) As of the Cut-off Date, the average current Loan principal balance is expected to be approximately $________.

                                     Documentation Program for Loans
                                     -------------------------------
       Type of Program (1)   Number of Loans     Aggregate Principal Balance
                                                         Outstanding              Percent of Mortgage Pool
----------------------------------------------------------------------------------------------------------
Full Doc....................                    $                                                        %
NIV.........................


                                    --          -----------                                        -------
Totals......................                    $                                                  100.00%
                                    --          -----------                                        -------
                                    --          -----------                                        -------

----------
(1) See "The Mortgage Pool--Underwriting Standards" herein and "Loan Program--Specific Underwriting Criteria; Underwriting Programs" in the Prospectus.

                                          Type of Mortgaged Properties
                                          ----------------------------
          Property Type         Number of Loans      Aggregate Principal Balance
                                                             Outstanding            Percent of Mortgage Pool
------------------------------------------------------------------------------------------------------------
Single Family..................                     $                                                     %
Condominium....................
Mixed Use......................
Two- to Four- Family...........
Planned Unit Development.......

                                       --           -----------                                     -------
Totals.........................                     $                                               100.00%
                                       --           -----------                                     -------
                                       --           -----------                                     -------

                                               Occupancy Types(1)
                                               ------------------
          Occupancy Type        Number of Loans      Aggregate Principal Balance
                                                             Outstanding                 Percent of Mortgage Pool
-----------------------------------------------------------------------------------------------------------------
Primary Residence..............                     $                                                           %
Investor Property..............
Second Residence...............

                                       --           -----------                                           -------
Totals.........................                     $                                                     100.00%
                                       --           -----------                                           -------
                                       --           -----------                                           -------

----------
(1) Based upon representations of the related mortgagors at the time of origination.

                                 State Distribution of Mortgaged Properties(1)
                                 ---------------------------------------------
              State             Number of Loans            Aggregate Principal Balance
                                                                   Outstanding                 Percent of Mortgage Pool
-----------------------------------------------------------------------------------------------------------------------






                                                          $                                       %

Other (less than [2]%)......

                                       --                 -----------                       -------
Totals......................                              $                                 100.00%
                                       --                 -----------                       -------
                                       --                 -----------                       -------

----------
(1) Other includes other states with under [2]% concentrations individually. No more than approximately % of the Loans will be secured by Mortgaged Properties located in any one postal zip code area.

                                                           Purpose of Loans
                                                           ----------------
           Loan Purpose                    Number of Loans            Aggregate Principal Balance
                                                                              Outstanding                 Percent of Mortgage Pool
------------------------------------------------------------------------------------------------------------------------------------
Purchase..........................                                   $                                       %
Refinance (rate/term).............
Refinance (cash out)..............

                                                  --                 -----------                       -------
Totals............................                                   $                                 100.00%
                                                  --                 -----------                       -------
                                                  --                 -----------                       -------

                                                    Remaining Terms to Maturity(1)
                                                    ------------------------------
    Remaining Term to Maturity             Number of Loans            Aggregate Principal Balance
             (Months)                                                         Outstanding                 Percent of Mortgage Pool
------------------------------------------------------------------------------------------------------------------------------------
180...............................
179...............................
178...............................
177...............................
176...............................
175...............................
174...............................
173...............................
172...............................
171...............................
170...............................
169...............................
168...............................
167...............................
166...............................
165...............................
164...............................
163...............................
162...............................
161...............................
160...............................
159...............................
158...............................
157...............................
156...............................
155...............................
154...............................
153...............................
152...............................
151...............................
150...............................
149...............................
148...............................
147...............................
146...............................
145...............................
144...............................

                                                  --                 -----------                       -------
Totals............................                                   $                                 100.00%
                                                  --                 -----------                       -------
                                                  --                 -----------                       -------

----------
(1) As of the Cut-off Date, the weighted average remaining term to maturity of the Loans is expected to be approximately ___ months.

Sale of the Loans

      Pursuant to the Agreement, the Depositor on the Closing Date will convey without recourse to the Trustee in trust for the benefit of the Certificateholders all right, title and interest of the Depositor in and to each Loan and all right, title and interest in and to all other assets included in the Trust Fund described under "Credit Enhancement," including all principal and interest received on or with respect to the Loans, exclusive of principal and interest due on or prior to the Cut-off Date.

      In connection with such conveyance, the Depositor will deliver or cause to be delivered to the Trustee, or a custodian for the Trustee, among other things, the original promissory note (the "Mortgage Note") (and any modification or amendment thereto) endorsed in blank without recourse, the original instrument creating a first lien on the related Mortgaged Property (the "Mortgage") with evidence of recording indicated thereon, an assignment in recordable form of the Mortgage, the title policy with respect to the related Mortgaged Property and, if applicable, all recorded intervening assignments of the Mortgage and any riders or modifications to such Mortgage Note and Mortgage (except for any such documents not returned from the public recording office, which will be delivered to the Trustee as soon as the same is available to the Depositor) (collectively, the "Mortgage File").

      The Trustee will review each Mortgage File within 90 days of the Closing Date (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any document in a Mortgage File is found to be missing or defective in a material respect and the related Seller does not cure such defect within 90 days of notice thereof from the Trustee (or within such longer period not to exceed ___ days after the Closing Date as provided in the Agreement in the case of missing documents not returned from the public recording office), such Seller will be obligated to repurchase the related Loan from the Trust Fund. Rather than repurchase the Loan as provided above, a Seller may remove such Loan (a "Deleted Loan") from the Trust Fund and substitute in its place another mortgage loan (a "Replacement Loan"); however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the Trustee to the effect that such substitution will not disqualify the REMIC or result in a prohibited transaction tax under the Code. Any Replacement Loan generally will, on the date of substitution, among other characteristics set forth in the Agreement, (i) have a principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Loan (the amount of any shortfall to be deposited by the related Seller in the Certificate Account and held for distribution to the Certificateholders on the related Distribution Date (a "Substitution Adjustment Amount")), (ii) have a Mortgage Rate not lower than, and not more than 1% per annum higher than, that of the Deleted Loan,
(iii) have a Loan-to-Value Ratio not higher than that of the Deleted Loan, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan, and (v) comply with all of the representations and warranties set forth in the Agreement as of the date of substitution. This cure, repurchase or substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for omission of, or a material defect in, a Loan document.

Underwriting Standards

      The following is a description of the underwriting procedures customarily employed by Sellers with respect to Loans.

      Each Seller produces its Loans through its retail origination network of loan officers and managers. Each Seller also produces Loans through a wholesale network of mortgage brokers and other entities located throughout the United States. Prior to the funding of any Loan, each Seller underwrites the related Loan in accordance with the underwriting standards that have been established by Equity One and are consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans (the "Equity One Standards").

      The Equity One Standards are primarily intended to evaluate the value and adequacy of the Mortgaged Property as collateral for the proposed Loan, but also take into consideration the borrower's credit standing and repayment ability. The Equity One Standards allow for the origination and purchase of Loans generally under the following underwriting programs: (i) Grade A Credits, (ii) Grade B Credits and (iii) Grade C Credits. See "Specific Underwriting Criteria; Underwriting Programs" and "Summary of Underwriting Requirements by Program" in the Prospectus. It is expected that Grade A Credits Loans will represent ___%, Grade B Credits Loans will represent ___% and Grade C Credits Loans will represent ___% of the Loans in the Mortgage Pool.


     On a case by case basis, a Seller may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the specific criteria of Grade A Credits, Grade B Credits or Grade C Credits warrants an underwriting exception. See "Specific Underwriting Criteria; Underwriting Programs" in the Prospectus. Compensating factors may include Loan-to-Value Ratio, Debt-to-Income Ratio, stable employment and time in the same residence, but the Equity One Standards do not include any specific formula or assign any specific weights to compensating factors for purposes of such determinations. It is expected that some of the Loans to be included in the Mortgage Pool will have been originated based on such underwriting exceptions.


      Under the Equity One Standards, Sellers must use either the Full Doc or the NIV loan documentation program to verify a borrower's income. See "Specific Underwriting Criteria; Underwriting Programs" in the Prospectus. It is expected that ___% of the Loans in the Mortgage Pool will be underwritten pursuant to the Full Doc program and that ___% of such Loans will be underwritten pursuant to the NIV program.

      The Equity One Standards require an independent appraisal of each Mortgaged Property securing a Loan in excess of $15,000, which conforms to Federal National Mortgage Corporation ("FNMA") standards. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home and generally is required to have been made not earlier than ___ days prior to the date of origination of the mortgage loan. Every independent appraisal is reviewed by a representative of the related Seller before the loan is funded. The maximum loan amount varies depending upon a borrower's credit grade but does not generally exceed $500,000. Variations in maximum loan amount limits are permitted based on compensating factors. Maximum loan amounts for Loans underwritten pursuant to the NIV program generally do not exceed $300,000.

      The Equity One Standards permit loans with Loan-to-Value Ratios at origination of up to 90% depending on the program, type and use of the property, creditworthiness of the borrower and Debt-to-Income Ratio. The maximum Combined Loan-to-Value Ratio for purchase money mortgage loans, including any subordinate mortgages or deeds of trust is 90%.

      Title insurance is required on all Loans in excess of $15,000. Each Seller also requires that fire and extended coverage casualty insurance be maintained on the Mortgaged Property in an amount at least equal to the principal balance or the replacement cost of the Mortgaged Property, whichever is less.

                               SERVICING OF LOANS

General

      The Servicer will service the Loans in accordance with the terms set forth in the Pooling and Servicing Agreement. The Servicer may perform any of its obligations under the Pooling and Servicing Agreement through one or more sub-servicers. Notwithstanding any such sub-servicing arrangement, the Servicer will remain liable for its servicing duties and obligations under the Pooling and Servicing Agreement as if the Servicer alone were servicing the Loans. [As of the Closing Date, the Servicer will service the Loans without sub-servicing arrangements.]


      The information set forth in the following section through and including the section captioned "Foreclosure, Delinquency and Loss Experience" has been provided by Sellers.


The Servicer

      Equity One, Inc. ("Equity One"), a Delaware corporation and a subsidiary of [Describe], will act as the Servicer of the Loans pursuant to the Pooling and Servicing Agreement. Equity One is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans. Equity One originates Loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Equity One's Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by Single-Family Properties or Mixed Use Properties.

      As of __________, 199_, Equity One provided servicing for approximately $__________ million in Loans.

      The principal executive offices of Equity One are located at 523 Fellowship Road, Suite 230, Mt. Laurel, New Jersey, 08054. Its telephone number is (609) 273-1119. Equity One conducts operations from its headquarters in Mt. Laurel and through affiliates, from offices throughout the nation.

Loan Servicing

      Equity One services substantially all of the Loans originated or acquired by the Sellers. Equity One has established standard policies for the servicing and collection of Loans. Servicing includes, but is not limited to, collecting and remitting Loan payments, accounting for principal and interest, making inspections as required of the Mortgaged Properties, preparation of tax related information in connection with the Loans, supervision of delinquent Loans, loss mitigation efforts, foreclosure proceedings and, if applicable, the disposition of Mortgaged Properties, and generally administering the Loans, for which it receives servicing fees.

      Coupon booklets are delivered to borrowers for making monthly payments. Notice of changes in the applicable loan rate, if applicable, are provided by Equity One to the mortgagor when appropriate.

Collection Procedures

      When a mortgagor fails to make a payment on a Loan, each Seller attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to each Seller's servicing procedures, each Seller generally mails to the mortgagor a notice of intent to foreclose after the Loan becomes 31 days past due (two payments due but not received) and, within 60 days thereafter, if the Loan remains delinquent, institutes appropriate legal action to foreclose on the Mortgaged Property. Foreclosure proceedings may be terminated if the delinquency is cured. Loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of such Loans, including any deficiencies.

      Once foreclosure is initiated, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the Mortgaged Property is located. During the foreclosure proceeding, the Seller determines the amount of the foreclosure bid and whether to liquidate the Loan.

      After foreclosure, the Seller may liquidate the Mortgaged Property and charge-off the Loan balance which was not recovered through Liquidation Proceeds. If foreclosed, the Mortgaged Property is sold at a public or private sale and may be purchased by the Seller.

      Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the business judgment of each Seller, changes in the servicing portfolio and applicable laws and regulations.


Foreclosure, Delinquency and Loss Experience

     The following table summarizes the delinquency and loss experience of the Sellers' Loans at or for the years specified therein. A Loan is characterized as delinquent if the borrower has not paid the minimum payment due by the due date. The table below discloses delinquency percentages of Loans 60 days or more past due on a contractual basis and excludes Loans where the Loan is in foreclosure or the borrower has filed for bankruptcy. This information should not be considered as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the Loans, and no assurances can be given that the foreclosure experience presented in the second paragraph below the table will be indicative of such experience on the Loans.


                          Loss and Delinquency Tables


                                                                                           At or for the       At or for the
                                                                                           Three Months        Three Months
                                                                                              Ended               Ended
                                           At or for the Year Ended November 30,           March 31, 1996      March 31, 1997
                                        -------------------------------------------        --------------      --------------
                                        1993         1994         1995         1996
Portfolio Unpaid
   Principal Balance (1)                $            $            $            $            $

Average Portfolio
   Unpaid                               $            $            $            $            $
   Principal Balance..........

Period of
   Delinquency (2)
   60+ Days...................             %             %           %            %             %                    %
Total Delinquencies............            %             %           %            %             %                    %

Total Credit Losses (3)                    %             %           %            %             %(4)                 %(4)


(1) Portfolio Unpaid Principal Balance is the net amount of principal to be paid on each Loan, excluding unearned finance charges and other charges, and excludes the principal balance of each Loan as to which the related Mortgaged Property has been previously acquired through foreclosure.

(2) Delinquency percentages are calculated as the dollar amount of Loan principal delinquent as a percent of the Portfolio Unpaid Principal Balance. Delinquency percentages include the principal balance of all Loans in foreclosure proceedings. Generally, all Loans in foreclosure proceedings are 90 days or more delinquent. Delinquency percentages do not include the principal balance of Loans which are real estate owned.

(3) Total Credit Losses includes (a) charge-offs of principal, net of subsequent recoveries, relating to Loans written off as uncollectible or charge-offs relating to properties securing any Loans which have been foreclosed upon and for which, in the opinion of management, liquidation proceeds would not exceed estimated expenses of liquidation plus the unpaid principal balance, (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned, and (c) losses (gains) on the disposition of foreclosed properties and real estate owned.

(4)  Annualized.

      [These tables do not include ________ Loans with principal balances aggregating $_____________ that were sold, but were being serviced on an interim basis pending transfer of servicing, as of ___________, 199_. As of the date hereof, servicing with respect to such Loans has been transferred.]

     As of _____________, 199_, __________ Loans with an aggregate principal balance of $______________ were in foreclosure and, there were ___________ Loans in bankruptcy with a combined loan balance of $______________.


      Historically, a variety of factors, including the appreciation of real estate values, have limited the loss and delinquency experience on Loans. There can be no assurance that factors beyond each Seller's control, such as national or local economic conditions or downturn in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

      Over the last several years, there has been a general deterioration of the real estate market and weakening economy in many regions of the country, including __________. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy continue to decline, the Seller may experience an increase in delinquencies on the Loans serviced and higher net losses on liquidated Loans.

Servicing Compensation and Payment of Expenses

      The Servicer will be paid a monthly fee from interest collected with respect to each Loan (as well as from any Liquidation Proceeds from a Liquidated Loan that are applied to accrued and unpaid interest) equal to one-twelfth of the Stated Principal Balance thereof multiplied by the Servicing Fee Rate (such product, the "Servicing Fee Rate"). The Servicing Fee Rate for each Loan will equal .5% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to prepaid Loans, as described herein under "--Adjustment to Servicing Fee in Connection with Certain Prepaid Loans." The Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments received from the first day through the fifteenth day of a month ("Prepayment Interest Excess"), all late payment fees, assumption fees, prepayment penalties and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account. The Servicer is obligated to pay certain ongoing expenses associated with the Loans and incurred by the Trustee in connection with its responsibilities under the Pooling and Servicing Agreement.

Adjustment to Servicing Fee in Connection with Certain Prepaid Loans

      When a borrower prepays a Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Except with respect to the month of the Cut-off Date, principal prepayments by borrowers received by the Servicer from the first day through the fifteenth day of a calendar month will be distributed to Certificateholders on the Distribution Date in the same month in which such prepayments are received and, accordingly, no shortfall in the amount of interest to be distributed to Certificateholders with respect to the prepaid Loan will result. Conversely, principal prepayments by borrowers received by the Servicer from the sixteenth day (or, in the case of the first Distribution Date, from the Cut-off Date) through the last day of a calendar month will be distributed to Certificateholders on the Distribution Date in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to Certificateholders with respect to such prepaid Loans would result. Pursuant to the Agreement, the Servicing Fee for any month will be reduced, up to the full amount of such Servicing Fee, in order to pass through to Certificateholders the interest to which they would be entitled in respect of each such prepaid Loan on the related Distribution Date. If shortfalls in interest as a result of prepayments exceed an amount equal to the amount of the Servicing Fee otherwise payable on the related Distribution Date, the amount of interest available to be distributed to Certificateholders will be reduced by the amount of such excess. See "Description of the Certificates--Interest."

Advances

      Subject to the following limitations, the Servicer will be required to advance prior to each Distribution Date, from its own funds or funds in the Certificate Account that do not constitute Available Funds for such Distribution Date, an amount equal to the aggregate of payments of principal and interest on the Loans (net of the Servicing Fee with respect to the related Loans) which were due on the related Due Date and which were delinquent on the related Determination Date, together with an amount equivalent to interest on each Loan as to which the related Mortgaged Property has been acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure ("REO Property") (any such advance, an "Advance").

      Advances are intended to maintain a regular flow of scheduled interest and principal payments on the Certificates rather than to guarantee or insure against losses. The Servicer is obligated to make Advances with respect to delinquent payments of principal of or interest on each Loan to the extent that such Advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Loan. If the Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Certificateholders on the related Distribution Date. Any failure by the Servicer to make an Advance as required under the Agreement with respect to the Certificates will constitute an Event of Default thereunder, in which case the Trustee or the successor servicer will be obligated to make any such Advance, in accordance with the terms of the Agreement.

                         DESCRIPTION OF THE CERTIFICATES

General

      The Certificates will be issued pursuant to the Agreement. Set forth below are descriptions of the material terms and provisions pursuant to which the Certificates will be issued. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

      The Mortgage Pass-Through Certificates, Series 199_ - __ will consist of the Class A- , Class , Class PO, Class X and Class A-R Certificates
(collectively, the "Senior Certificates") and the Class B- , Class   and
Class   Certificates (collectively, the "Subordinated Certificates"). The Senior
Certificates and Subordinated Certificates are collectively referred to herein as the "Certificates." Only the classes of Certificates listed on the cover page hereof (collectively, the "Offered Certificates") are offered hereby. The classes of Offered Certificates will have the respective initial Class Certificate Balances or initial Notional Amounts (subject to the permitted variance) and Pass-Through Rates set forth or described on the cover hereof.

      The "Class Certificate Balance" of any class of Certificates as of any Distribution Date is the initial Class Certificate Balance thereof (A) reduced by the sum of (i) all amounts previously distributed to holders of Certificates of such class as payments of principal, (ii) the amount of Realized Losses (including Excess Losses) allocated to such class and (iii) in the case of any class of Subordinated Certificates, any amounts allocated to such class in reduction of its Class Certificate Balance in respect of payments of Class PO Deferred Amounts, as described below under "--Allocation of Losses". In addition, the Class Certificate Balance of the class of Subordinated Certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of Certificates, following all distributions and the allocation of Realized Losses on a Distribution Date, exceeds the Pool Principal Balance as of the Due Date occurring in the month of such Distribution Date. The Notional Amount Certificates do not have principal balances and are not entitled to any distributions in respect of principal of the Loans.

      The "Notional Amount" of the Class X Certificates for any Distribution Date will be equal to the aggregate of the Stated Principal Balances of the Non-Discount Loans with respect to such Distribution Date. A "Non-Discount Loan" is any Loan with a Net Mortgage Rate equal to or greater than __%. The initial Notional Amount of the Class X Certificates will be equal to the aggregate of the Stated Principal Balance of the Non-Discount Loans as of the Cut-off Date.

      The Senior Certificates will have an initial aggregate principal balance of approximately $___ and will evidence in the aggregate an initial beneficial ownership interest of approximately ___% in the Trust Fund. The Class B- ,
Class B- , Class B- , Class B- , Class B- and Class B- Certificates will each evidence in the aggregate an initial beneficial ownership interest of approximately ____%, ____%, ____%, ____%, ____%, and ____%, respectively, in the
Trust Fund.

      The Book-Entry Certificates will be issuable in book-entry form only. The Physical Certificates will be issued in fully registered certificated form. The Physical Certificates (other than Class A-R Certificates) offered hereby will be issued in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof. A single Certificate of each such class may be issued in an amount different than described above. The Class A-R Certificates will be issued as a single Certificate in a denomination of $1,000.

Book-Entry Certificates

      Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate initial Class Certificate Balance of each such class of Certificates and which will be held by a nominee of The Depository Trust Company ("DTC"). Beneficial interests in the Book-Entry Certificates will be held indirectly by investors through the book-entry facilities of DTC, as described herein. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of Book-Entry Certificates may hold a beneficial interest therein that is not an integral multiple of $1,000.

The Depositor has been informed by DTC that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the holder of record of the Book-Entry Certificates. Except as described in the Prospectus under "Description of the Certificates--Book-Entry Certificates," no person acquiring a Book-Entry Certificate (each, a "Beneficial Owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate").

      Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the Book-Entry Certificates will be Cede, as nominee of DTC. Beneficial Owners of the Book-Entry Certificates will not be "Certificateholders," as that term is used in the Agreement. Beneficial Owners are only permitted to exercise the rights of Certificateholders indirectly through DTC and DTC Participants. Monthly and annual reports on the Trust Fund provided to Cede, as nominee of DTC, may be made available to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the DTC Participants to whose accounts the Book-Entry Certificates of such Beneficial Owners are credited.

      For a description of the procedures generally applicable to the Book-Entry Certificates, see "Description of the Securities--Book-Entry Registration of Securities" in the Prospectus.

Payments on Loans; Accounts

      On or prior to the Closing Date, the Servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the Certificateholders. Funds credited to the Certificate Account may be invested for the benefit and at the risk of the Servicer in Permitted Investments that are scheduled to mature on or prior to the business day preceding the next Distribution Date. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available Funds and will deposit such Available Funds in an account established and maintained with the Trustee on behalf of the Certificateholders (the "Distribution Account").

      "Permitted Investments" will be specified in the Agreement and will be limited to (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;
(ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Certificates, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each such Rating Agency; (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each such Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency; (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; and (ix) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Distributions

      Distributions on the Certificates will be made by the Trustee on the __th day of each month, or if such day is not a business day, on the first business day thereafter, commencing in 199 (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month of such Distribution Date (the "Record Date").

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of a Certificateholder who holds 100% of a class of Certificates or who holds Certificates with an aggregate initial Certificate Balance of $1,000,000 or more or who holds an Interest Only Certificate and who has so notified the Trustee in writing in accordance with the Agreement, by wire transfer in immediately available funds to the account of such Certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentment and surrender of such Certificates at the Corporate Trust Office of the Trustee.

Priority of Distributions Among Certificates

      As more fully described under "Description of the Certificates--Interest," "--Principal" and "--Allocation of Losses," distributions will be made on each Distribution Date from Available Funds in the following order of priority: (i) to interest on each interest bearing class of Senior Certificates; (ii) to principal on the classes of Senior Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on such classes on such Distribution Date; (iii) to any Class PO Deferred Amounts with respect to the Class PO Certificates, but only from amounts that would otherwise be distributed on such Distribution Date as principal of the Subordinated Certificates; and
(iv) to interest on and then principal of each class of Subordinated Certificates, in the order of their numerical class designations, beginning with
the Class   Certificates, in each case subject to the limitations set forth herein under "Description of the Certificates--Principal."

      "Available Funds" with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fees, trustee fees and credit enhancement fees) and principal due on the Due Date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the mortgagor in accordance with the Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ("Liquidation Proceeds") during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments received during the period from the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) through the fifteenth day of the month of such Distribution Date (the "Prepayment Period"); and (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Loan or a Loan repurchased by a Seller or the Servicer as of such Distribution Date, reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the Agreement.

      With respect to any Distribution Date, the "Class PO Deferred Amount" is the aggregate of the applicable PO Percentage of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date on or prior to the Senior Credit Support Depletion Date or previously allocated to the Class PO Certificates and not yet paid to the holders of the Class PO Certificates.

Interest

      The classes of Offered Certificates will have the respective Pass-Through Rates set forth or described on the cover hereof.

      The Pass-Through Rate for the Class X Certificates for any Distribution Date will be equal to the excess of (a) the average of the Net Mortgage Rates of the Non-Discount Loans, weighted on the basis of the Stated Principal Balances
thereof, over (b)    % per annum. The Pass-Through Rate for the Class X
Certificates for the first Distribution Date is expected to be approximately
   % per annum. The "Net Mortgage Rate" for each Loan is the interest rate thereon (the "Mortgage Rate") less the sum of the rates for the Servicing Fees, trustee fees and credit enhancement fees for such Loan.

      On each Distribution Date, to the extent of funds available therefor, each interest bearing class of Certificates will be entitled to receive an amount allocable to interest (as to each such class, the "Interest Distribution Amount") with respect to the related Interest Accrual Period. The "Interest Distribution Amount" for any interest bearing class will be equal to the sum of
(i) interest at the applicable Pass-Through Rate on the related Class Certificate Balance or Notional Amount, as the case may be, and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed ("Unpaid Interest Amounts"). The Class PO Certificates are Principal Only Certificates and will not bear interest.

      With respect to each Distribution Date, the "Interest Accrual Period" for each interest bearing class of Certificates will be the calendar month preceding the month of such Distribution Date.

      The interest entitlement described above for each class of Certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls for such Distribution Date. With respect to any Distribution Date, the "Net Interest Shortfall" is equal to (i) the amount of interest that would otherwise have been received with respect to any Loan that was the subject of
(a) a Relief Act Reduction or (b) a Special Hazard Loss, Fraud Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the Subordinated Certificates for such types of losses and (ii) any Net Prepayment Interest Shortfalls with respect to such Distribution Date. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Loan pursuant to the Soldiers' and Sailors' Civil

Relief Act of 1940. See "Certain Legal Aspects of the Loans--Soldiers' and Sailors' Civil Relief Act" in the Prospectus. With respect to any Distribution Date, a "Net Prepayment Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month preceding the month of such Distribution Date exceeds the aggregate amount payable on such Distribution Date by the Servicer as described under "Servicing of Loans--Adjustment to Servicing Fee in Connection with Certain Prepaid Loans." A "Prepayment Interest Shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Loan is less than one month's interest at the related Mortgage Rate on the Stated Principal Balance of such Loan. Each class' pro rata share of such Net Interest Shortfalls will be based on the amount of interest such class otherwise would have been entitled to receive on such Distribution Date.

      Accrued interest to be distributed on any Distribution Date will be calculated, in the case of each interest bearing class of Certificates, on the basis of the related Class Certificate Balance or Notional Amount, as applicable, immediately prior to such Distribution Date. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

      In the event that, on a particular Distribution Date, Available Funds in the Certificate Account applied in the order described above under "--Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the Certificates, interest will be distributed on each class of Certificates of equal priority based on the amount of interest each such class would otherwise have been entitled to receive in the absence of such shortfall. Any Unpaid Interest Amount will be carried forward and added to the amount holders of each such class of Certificates will be entitled to receive on the next Distribution Date. Such a shortfall could occur, for example, if losses realized on the Loans were exceptionally high or were concentrated in a particular month. Any Unpaid Interest Amount so carried forward will not bear interest.

Principal

      General. All payments and other amounts received in respect of principal of the Loans will be allocated between (i) the Senior Certificates (other than the Notional Amount Certificates and the Class PO Certificates) and the Subordinated Certificates and (ii) the Class PO Certificates, in each case based on the applicable Non-PO Percentage and the applicable PO Percentage, respectively, of such amounts.

      The "Non-PO Percentage" with respect to any Loan with a Net Mortgage Rate ("NMR") less than ____% (each such Loan, a "Discount Loan") will be equal to NMR / ____%. The "Non-PO Percentage" with respect to any Non-Discount Loan will be 100%. The "PO Percentage" with respect to any Discount Loan will be equal to (____% - NMR) / ____%. The "PO Percentage" with respect to any Non-Discount Loan will be 0%.

      Non-PO Formula Principal Amount. On each Distribution Date, the Non-PO Formula Principal Amount will be distributed as principal of the Senior Certificates (other than the Notional Amount Certificates and the Class PO Certificates) and the Subordinated Certificates, to the extent of the amount available from Available Funds for the distribution of principal on such respective classes, as described below.

      The "Non-PO Formula Principal Amount" for any Distribution Date will equal the sum of the applicable Non-PO Percentage of (a) all monthly payments of principal due on each Loan on the related Due Date, (b) the principal portion of the purchase price of each Loan that was repurchased by a Seller or another person pursuant to the Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Loan received with respect to such Distribution Date, (d) any Insurance

Proceeds or Liquidation Proceeds allocable to recoveries of principal of Loans that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of the Liquidation Proceeds allocable to principal received with respect to such Loan and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period.

      Senior Principal Distribution Amount. On each Distribution Date prior to the Senior Credit Support Depletion Date, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for such Distribution Date, will be distributed as principal of the following classes of Senior Certificates in the following order of priority:

            (i) to the Class A-R Certificates until the Class Certificate Balance thereof has been reduced to zero;

            (ii) concurrently, to the Class __ and Class __ Certificates, pro rata based on their respective Class Certificate Balances, until the Class Certificate Balances thereof have been reduced to zero;

            (iii) sequentially, to the Class __ and Class __ Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero;

            (iv) sequentially, to the Class __ and Class __ Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero; and

            (v) to the Class __ Certificates until the Class Certificate Balance thereof has been reduced to zero.

      Notwithstanding the foregoing, on each Distribution Date on and after the Senior Credit Support Depletion Date, the Non-PO Formula Principal Amount will be distributed, concurrently as principal of the classes of Senior Certificates (other than the Notional Amount Certificates and the Class PO Certificates), pro rata, in accordance with their respective Class Certificate Balances immediately prior to such Distribution Date.

      The "Senior Credit Support Depletion Date" is the date on which the Class Certificate Balance of each class of Subordinated Certificates has been reduced to zero.

      The "Senior Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of Non-PO Formula Principal Amount for such Distribution Date, (ii) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Loan and
(y) either (A) the Senior Prepayment Percentage or (B) if an Excess Loss was sustained with respect to such Liquidated Loan during such preceding calendar month, the Senior Percentage of the applicable Non-PO Percentage of the amount of the Liquidation Proceeds allocable to principal received with respect to such Loan, and (iii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of amounts described in clause (f) of the definition of Non-PO Formula Principal Amount for such Distribution Date; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Loan that is not a Liquidated Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss.

      "Stated Principal Balance" means as to any Loan and Due Date, the unpaid principal balance of such Loan as of such Due Date, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period), after giving effect to any previous partial prepayments and Liquidation Proceeds received and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related mortgagor. The "Pool Principal Balance" with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Loans outstanding on the Due Date in the month preceding the month of such Distribution Date.

      The "Senior Percentage" for any Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate of the Class Certificate Balances of each class of Senior Certificates (other than the Class PO Certificates) immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of Certificates, other than the Class PO Certificates, immediately prior to such date.

      The "Senior Prepayment Percentage" for any Distribution Date occurring during the ____ years beginning on the first Distribution Date will equal 100%. Thereafter, the Senior Prepayment Percentage will, except as described below, be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates which receive these unscheduled payments of principal (other than the Class PO Certificates) while, in the absence of Realized Losses, increasing the interest in the Pool Principal Balance evidenced by the Subordinated Certificates. Increasing the respective interest of the Subordinated Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.

      The "Senior Prepayment Percentage" for any Distribution Date occurring on or after the _____ anniversary of the first Distribution Date will be as follows: for any Distribution Date in the _____ year thereafter, the Senior Percentage plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the ______ year thereafter, the Senior Percentage plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the _____ year thereafter, the Senior Percentage plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date in the ______ year thereafter, the Senior Percentage plus __% of the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur if (i) the outstanding principal balance of all Loans delinquent __ days or more (averaged over the preceding _________ period), as a percentage of the aggregate principal balance of the Subordinated Certificates (averaged over the preceding _________ period), is equal to or greater than __%, or (ii) cumulative Realized Losses with respect to the Loans exceed (a) with respect to the Distribution Date on the _____ anniversary of the first Distribution Date, __% of the aggregate of the principal balances of the Subordinated Certificates as of the Cut-off Date (the "Original Subordinated Principal Balance"), (b) with respect to the Distribution Date on the _____ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance, (c) with respect to the Distribution Date on the _______ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance, (d) with respect to the Distribution Date on the ______ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance, and (e) with respect to the Distribution Date on the _____ anniversary of the first Distribution Date, __% of the Original Subordinated Principal Balance. The "Subordinated Prepayment Percentage" as of any Distribution Date will be calculated as the difference between 100% and the Senior Prepayment Percentage for such date.

      If on any Distribution Date the allocation to the class of Senior Certificates then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Class Certificate Balance of such class below zero, the distribution to such class of Certificates of the Senior Prepayment Percentage of such amounts for such Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance to zero.

      Subordinated Principal Distribution Amount. On each Distribution Date, to the extent of Available Funds therefor, the Non-PO Formula Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for such Distribution Date, will be distributed as principal of the Subordinated Certificates. Except as provided in the next paragraph, each class of Subordinated Certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds for distribution of principal. Distributions of principal of the Subordinated Certificates will be made sequentially to the classes of Subordinated Certificates in the order of their numerical class designations, beginning with the Class ___ Certificates, until the respective Class Certificate Balances thereof are reduced to zero. The "Subordinated Percentage" for any Distribution Date will be calculated as the difference between 100% and the Senior Percentage.

      With respect to each class of Subordinated Certificates, if on any Distribution Date the sum of the related Class Subordination Percentages of such class and all classes of Subordinated Certificates which have higher numerical class designations than such class (the "Applicable Credit Support Percentage") is less than the Applicable Credit Support Percentage for such class on the date of issuance of the Certificates (the "Original Applicable Credit Support Percentage"), no distribution of partial principal prepayments and principal prepayments in full will be made to any such classes (the "Restricted Classes") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of Subordinated Certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

      The "Class Subordination Percentage" with respect to any Distribution Date and each class of Subordinated Certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of such class of Subordinated Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of Certificates immediately prior to such Distribution Date.

      The approximate Original Applicable Credit Support Percentages for the Subordinated Certificates on the date of issuance of the Certificates are expected to be as follows:

           Class ..........................................  %
           Class ..........................................  %
           Class ..........................................  %
           Class ..........................................  %
           Class ..........................................  %
           Class ..........................................  %

      The "Subordinated Principal Distribution Amount" for any Distribution Date will equal (A) the sum of (i) the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of Non-PO Formula Principal Amount for such Distribution Date, (ii) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the Liquidation Proceeds allocable to principal received with respect to such Loan, after application of such amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount, up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of such Loan and (iii) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clause (f) of the definition of Non-PO Formula Principal Amount for such Distribution Date reduced by (B) the amount of any payments in respect of Class PO Deferred Amounts on the related Distribution Date.

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the Trust Fund shall exist, whether or not they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds remaining after payment of interest and principal on the Senior Certificates and Class PO Deferred Amounts on the Class PO Certificates and interest and principal on the Subordinated Certificates, as described above. It is not anticipated that there will be any significant amounts remaining for any such distribution.

      Class PO Principal Distribution Amount. On each Distribution Date, distributions of principal of the Class PO Certificates will be made in an amount (the "Class PO Principal Distribution Amount") equal to the lesser of (a) the PO Formula Principal Amount for such Distribution Date or (b) the product of
(i) Available Funds remaining after distribution of interest on the Senior Certificates and (ii) a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount and the Senior Principal Distribution Amount.

      If the Class PO Principal Distribution Amount on a Distribution Date is calculated as provided in clause (b) above, principal distributions to holders of the Senior Certificates (other than the Class PO Certificates) will be in an amount equal to the product of (i) Available Funds remaining after distribution of interest on the Senior Certificates and (ii) a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount and the PO Formula Principal Amount.

      The "PO Formula Principal Amount" for any Distribution Date will equal the sum of the applicable PO Percentage of (a) all monthly payments of principal due on each Loan on the related Due Date, (b) the principal portion of the purchase price of each Loan that was repurchased by a Seller or another person pursuant to the Agreement as of such Distribution Date, (c) the Substitution Adjustment Amount in connection with any Deleted Loan received with respect to such Distribution Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Loans that are not yet Liquidated Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Loan that became a Liquidated Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Loan and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period; provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained with respect to a Discount Loan that is not a Liquidated Loan, the PO Formula Principal Amount will be reduced on the related Distribution Date by the applicable PO Percentage of the principal portion of such Bankruptcy Loss.

Allocation of Losses

      On each Distribution Date, the applicable PO Percentage of any Realized Loss, including any Excess Loss, on a Discount Loan will be allocated to the Class PO Certificates until the Class Certificate Balance thereof is reduced to zero. The amount of any such Realized Loss, other than an Excess Loss, allocated on or prior to the Senior Credit Support Depletion Date will be treated as a Class PO Deferred Amount. To the extent funds are available on such Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable to the Subordinated Principal Distribution Amount, Class PO Deferred Amounts will be paid on the Class PO Certificates prior to distributions of principal on the Subordinated Certificates. Any distribution of Available Funds in respect of unpaid Class PO Deferred Amounts will not further reduce the Class Certificate Balance of the Class PO Certificates. The Class PO Deferred Amounts will not bear interest. The Class Certificate Balance of the class of Subordinated Certificates then outstanding with the highest numerical class designation will be reduced by the amount of any payments in respect of Class PO Deferred Amounts. After the Senior Credit Support Depletion Date, no new Class PO Deferred Amounts will be created.

      On each Distribution Date, the applicable Non-PO Percentage of any Realized Loss, other than any Excess Loss, will be allocated first to the Subordinated Certificates, in the reverse order of their numerical class designations (beginning with the class of Subordinated Certificates then outstanding with the highest numerical class designation), in each case until the class Certificate Balance of the respective class of Certificates has been reduced to zero, and then to the Senior Certificates (other than the Notional Amount Certificates and the Class PO Certificates) pro rata, based upon their respective Class Certificate Balances.

      On each Distribution Date, the applicable Non-PO Percentage of Excess Losses will be allocated pro rata among the classes of Senior Certificates (other than the Notional Amount Certificates and the Class PO Certificates) and the Subordinated Certificates based upon their respective Class Certificate Balances.

      Because principal distributions are paid to certain classes of Certificates (other than the Class PO Certificates) before other classes of Certificates, holders of such Certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Loans than holders of classes that are entitled to receive principal earlier.

      Realized Losses allocated to a class of Certificates comprised of multiple payment Components will be allocated pro rata among the Components of such class of Certificates based on their respective Component balances.

      In general, a "Realized Loss" means, with respect to a Liquidated Loan, the amount by which the remaining unpaid principal balance of the Loan exceeds the amount of Liquidation Proceeds applied to the principal balance of the related Loan. "Excess Losses" are (i) Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, (ii) Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and (iii) Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Loans. "Fraud Losses" are losses sustained on a Liquidated Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See "Credit Enhancement--Subordination of Certain Classes."

      A "Liquidated Loan" is a defaulted Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Loan" is a Liquidated Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the Prospectus under "Credit Enhancement--Insurance Policies, Surety Bonds & Guaranties." See "Credit Enhancement--Subordination of Certain Classes" herein.

Structuring Assumptions

      Unless otherwise specified, the information in the tables in this Prospectus Supplement has been prepared on the basis of the following assumed characteristics of the Loans and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Mortgage Pool consists of ____________ Loans with the following characteristics:

                                                                    Original Term to        Remaining Term to
 Principal Balance      Mortgage Rate      Net Mortgage Rate      Maturity (in months)     Maturity (in months)      Loan Age
--------------------   ----------------   --------------------   ----------------------   ----------------------   ------------

$                                   %                      %
$                                   %                      %

(ii) the Loans prepay at the specified constant percentages of SPA, (iii) no defaults in the payment by mortgagors of principal of and interest on the Loans are experienced, (iv) scheduled payments on the Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (v) prepayments are allocated as described herein without giving effect to loss and delinquency tests, (vi) there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual Loans and are received on the last day of each month, commencing in the calendar month of the Closing Date, (vii) the scheduled monthly payment for each Loan has been calculated such that each Loan will amortize in amounts sufficient to repay the current balance of such Loan by its respective remaining term to maturity,
(viii) the initial Class Certificate Balance or Notional Amount, as applicable, of each class of Certificates is as set forth on the cover page hereof and under "Summary of Terms--Certificates other than the Offered Certificates", (ix) interest accrues on each interest bearing class of Certificates at the applicable interest rate set forth or described on the cover hereof and as described under "Description of the Certificates--Interest," (x) distributions
in respect of the Certificates are received in cash on the    day of each month
commencing in the calendar month following the Closing Date, (xi) the Closing Date of the sale of the Offered Certificates is the date set forth under "Summary of Terms--Closing Date," (xii) a Seller is not required to repurchase or substitute for any Loan, (xiii) the Servicer does not exercise the option to repurchase the Loans described herein under "--Optional Purchase of Defaulted Loans" and "--Optional Termination" and (xiv) no class of Certificates becomes a Restricted Class. While it is assumed that each of the Loans prepays at the specified constant percentages of SPA, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual Loans which will be delivered to the Trustee and characteristics of the Loans used in preparing the tables herein.

      Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the Standard Prepayment Assumption ("SPA"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans. SPA does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Loans. 100% SPA assumes prepayment rates of 0.2% per annum of the then unpaid principal balance of such pool of mortgage loans in the first month of the life of such mortgage loans and an additional 0.2% per annum in each month thereafter (for example, 0.4% per annum in the second month) until the 30th month. Beginning in the 30th month and in each month thereafter during the life of such mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum. Multiples may be calculated from this prepayment rate sequence. For example, ____% SPA assumes prepayment rates will be ____% per annum in month one, ____% per annum in month two, and increasing by ____% in each succeeding month until reaching a rate of ____% per annum in month 30 and remaining constant at ____% per annum thereafter. 0% SPA assumes no prepayments. There is no assurance that prepayments will occur at any SPA rate or at any other constant rate.

Optional Purchase of Defaulted Loans

      The Servicer may, at its option, purchase from the Trust Fund any Loan which is delinquent in payment by 91 days or more. Any such purchase shall be at a price equal to 100% of the Stated Principal Balance of such Loan plus accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the related mortgagor or advanced (and not reimbursed) to the first day of the month in which such amount is to be distributed.

Optional Termination

      The Servicer will have the right to repurchase all remaining Loans and REO Properties in the Mortgage Pool and thereby effect early retirement of the Certificates, subject to the Pool Principal Balance of such Loans and REO Properties at the time of repurchase being less than or equal to 5% of the Cut-off Date Pool Principal Balance. In the event the Servicer exercises such option, the purchase price distributed with respect to each Certificate will be 100% of its then outstanding principal balance plus any Class PO Deferred Amounts in the case of the Class PO Certificates and, in the case of an interest bearing Certificate, any unpaid accrued interest thereon at the applicable Pass-Through Rate (in each case subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Properties and such appraised value is less than the Stated Principal Balance of the related Loans). Distributions on the Certificates in respect of any such optional termination will first be paid to the Senior Certificates and then to the Subordinated Certificates. The proceeds from any such distribution may not be sufficient to distribute the full amount to which each class of Certificates is entitled if the purchase price is based in part on the appraised value of any REO Property and such appraised value is less than the Stated Principal Balance of the related Loan.

The Trustee

      ______________________ will be the Trustee under the Agreement. The Depositor and the Servicer may maintain other banking relationships in the ordinary course of business with ___________________. Offered Certificates may be surrendered at the Corporate Trust Office of the Trustee located at _______________________________, Attention: _____________________ or at such other addresses as the Trustee may designate from time to time.

Restrictions on Transfer of the Class A-R Certificates

      The Class A-R Certificates will be subject to the restrictions on transfer described in the Prospectus under "Federal Income Tax Consequences--Taxation of Holders of Residual Interest Securities--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors." The Agreement provides that the Class A-R Certificates (in addition to certain other classes of Certificates) may not be acquired by an ERISA Plan. See "ERISA Considerations." Each Class A-R Certificate will contain a legend describing the foregoing restrictions.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

General

      The effective yield to the holders of the interest bearing Certificates will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to such holders and the purchase price of such Certificates because monthly distributions will not be payable to such holders until the ____ day (or, if such day is not a business day, the following business day) of the month following the month in which interest accrues on the Loans (without any additional distribution of interest or earnings thereon in respect of such delay).

      Delinquencies on the Loans which are not advanced by or on behalf of the Servicer (because amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the Certificates. Because of the priority of distributions, shortfalls resulting from delinquencies not so advanced will be borne first by the Subordinated Certificates, in the reverse order of their numerical class designations, and then by the Senior Certificates. If, as a result of such shortfalls, the aggregate of the Class Certificate Balances of all classes of Certificates exceeds the Pool Principal Balance, the Class Certificate Balance of the class of Subordinated Certificates then outstanding with the highest numerical class designation will be reduced by the amount of such excess.

      Net Interest Shortfalls will adversely affect the yields on the Offered Certificates. In addition, although all losses initially will be borne by the Subordinated Certificates, in the reverse order of their numerical class designations (either directly or through distributions in respect of Class PO Deferred Amounts on the Class PO Certificates), Excess Losses will be borne by all classes of Certificates (other than the Notional Amount Certificates) on a pro rata basis. Moreover, since the Subordinated Principal Distribution Amount for each Distribution Date will be reduced by the amount of any distributions on such Distribution Date in respect of Class PO Deferred Amounts, the amount distributable as principal on each such Distribution Date to each class of Subordinated Certificates then entitled to a distribution of principal will be less than it otherwise would be in the absence of such Class PO Deferred Amounts. As a result, the yields on the Offered Certificates will depend on the rate and timing of Realized Losses, including Excess Losses. Excess Losses could occur at a time when one or more classes of Subordinated Certificates are still outstanding and otherwise available to absorb other types of Realized Losses.

Prepayment Considerations and Risks

      The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Loans. The rate of principal payments on the Loans will in turn be affected by the amortization schedules of the Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Loans due to defaults, casualties, condemnations and repurchases by a Seller or the Servicer). The Loans may be prepaid by the mortgagors at any time without a prepayment penalty. The Loans are subject to the due-on-sale provisions included therein. See "The Mortgage Pool."

      Prepayments, liquidations and purchases of the Loans (including any optional purchase by the Servicer of a defaulted Loan and any optional repurchase of the remaining Loans in connection with the termination of the Trust Fund, in each case as described under "Description of the Certificates--Optional Purchase of Defaulted Loans" and "--Optional Termination") will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Loans. Since the rate of payment of principal of the Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Loans. Further, an investor should consider the risk that, in the case of the Principal Only Certificates and any other Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of the Interest Only Certificates and any other Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. Investors in the Interest Only Certificates should carefully consider the risk that a rapid rate of principal payments on the Loans could result in the failure of such investors to recover their initial investments.

      The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Mortgage Rates on the Loans, the Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Rates on the Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Loans in stable or changing interest rate environments.

      As described herein under "Description of the Certificates--Principal," the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments will be initially distributed to the classes of Senior Certificates (other than the Class PO Certificates) then entitled to receive principal prepayment distributions. This may result in all (or a disproportionate percentage) of such principal prepayments being distributed to holders of such classes of Senior Certificates and none (or less than their pro rata share) of such principal prepayments being distributed to holders of the Subordinated Certificates during the periods of time described in the definition of Senior Prepayment Percentage.

      The timing of changes in the rate of prepayments on the Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      The tables below indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of certain classes of Certificates to various constant percentages of SPA. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the applicable classes of Certificates, would cause the discounted present value of such assumed streams of cash flows to equal the assumed aggregate purchase prices of such classes and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on such Certificates and consequently do not purport to reflect the return on any investment in any such class of Certificate when such reinvestment rates are considered.

Sensitivity of the Interest Only Certificates

      As indicated in the table below, the yield to investors in the Class X Certificates will be sensitive to the rate of principal payments (including prepayments) of the Non-Discount Loans (particularly those with high Net Mortgage Rates), which generally can be prepaid at any time. On the basis of the assumptions described below, the yield to maturity on the Class X Certificates would be approximately 0% if prepayments were to occur at a constant rate of
approximately    % SPA. If the actual prepayment rate of the Non-Discount Loans were to exceed the foregoing level for as little as one month while equaling such level for the remaining months, the investors in the Class X Certificates would not fully recoup their initial investments.

      As described above under "Description of the Certificates--General," the Pass-Through Rate of the Class X Certificates in effect from time to time is calculated by reference to the Net Mortgage Rates of the Non-Discount Loans. The Non-Discount Loans will have higher Net Mortgage Rates (and higher Mortgage Rates) than the other Loans. In general, mortgage loans with higher mortgage rates tend to prepay at higher rates than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. As a result, the Non-Discount Loans may prepay at higher rates, thereby reducing the Pass-Through Rate and Notional Amount of the Class X Certificates.

      The information set forth in the following table has been prepared on the basis of the Structuring Assumptions and on the assumption that the purchase price of the Class X Certificates (expressed as a percentage of initial Notional Amount) is as follows:

                Class                    Price*
                ------                   ------
                Class X...............   %

----------
* The price does not include accrued interest. Accrued interest has been added to such price in calculating the yields set forth in the table below.

          Sensitivity of the Interest Only Certificates to Prepayments
                          (Pre-Tax Yields to Maturity)


                           SPA Prepayment /Assumption
                           --------------------------

Class                                 0%                  %                  %                   %                %             %
----------------------   -----------------   ----------------   ----------------    ----------------   --------------   -----------
Class X                                %                  %                  %                   %                %             %

      It is unlikely that the Non-Discount Loans will have the precise characteristics described herein or that the Non-Discount Loans will all prepay at the same rate until maturity or that all of the Non-Discount Loans will prepay at the same rate or time. As a result of these factors, the pre-tax yields on the Class X Certificates are likely to differ from those shown in the table above, even if all of the Loans prepay at the indicated percentages of SPA. No representation is made as to the actual rate of principal payments on the Loans for any period or over the lives of the Class X Certificates or as to the yield on the Class X Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class X Certificates.

Sensitivity of the Principal Only Certificates

      The Class PO Certificates will be "principal only" certificates and will not bear interest. As indicated in the table below, a lower than anticipated rate of principal payments (including prepayments) on the Discount Loans will have a negative effect on the yield to investors in the Principal Only Certificates.

      As described above under "Description of the Certificates--Principal," the Class PO Principal Distribution Amount is calculated by reference to the principal payments (including prepayments) on the Discount Loans. The Discount Loans will have lower Net Mortgage Rates (and lower Mortgage Rates) than the other Loans. In general, mortgage loans with higher mortgage rates tend to prepay at higher rates than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. As a result, the Discount Loans may prepay at lower rates, thereby reducing the rate of payment of principal and the resulting yield of the Class PO Certificates.

      The information set forth in the following table has been prepared on the basis of the Structuring Assumptions and on the assumption that the aggregate purchase price of the Principal Only Certificates (expressed as a percentage of initial Class Certificate Balance) is as follows:

                Class                    Price*
                ------                   ------
                Class PO...............  %


          Sensitivity of the Principal Only Certificates to Prepayments
                          (Pre-Tax Yields to Maturity)

                           SPA Prepayment /Assumption
                           --------------------------

Class                                 0%                  %                  %                   %                %             %
----------------------   -----------------   ----------------   ----------------    ----------------   --------------   -----------
Class PO                                %                  %                  %                   %                %             %

     Class PO.........................        %  %  %                               %                    %               %

      It is unlikely that the Discount Loans will have the precise characteristics described herein or that the Discount Loans will all prepay at the same rate until maturity or that all of such Discount Loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Principal Only Certificates is likely to differ from those shown in the table above, even if all of the Loans prepay at the indicated percentages of SPA. No representation is made as to the actual rate of principal payments on the Loans for any period or over the life of the Principal Only Certificates or as to the yield on the Principal Only Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Principal Only Certificates.

Additional Information

      The Depositor intends to file certain additional yield tables and other computational materials with respect to one or more classes of Underwritten
Certificates with the Commission in a report on Form 8-K to be dated     , 19  .
Such tables and materials were prepared by each Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Weighted Average Lives of the Offered Certificates

      The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the net reduction, if any, of the Class Certificate Balance of such Certificate on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and
(c) dividing the sum by the aggregate amount of the net reductions in Class Certificate Balance of such Certificate referred to in clause (a).

      For a discussion of the factors which may influence the rate of payments (including prepayments) of the Loans, see "--Prepayment Considerations and Risks" herein and "Yield and Prepayment Considerations" in the Prospectus.

      In general, the weighted average lives of the Offered Certificates will be shortened if the level of prepayments of principal of the Loans increases. However, the weighted average lives of the Offered Certificates will depend upon a variety of other factors, including the timing of changes in such rate of principal payments and the priority sequence of distributions of principal of the classes of Certificates and the distribution of principal of the Planned Principal Classes and the Targeted Principal Classes in accordance with the Principal Balance Schedules herein. In particular, if the amount available for distribution as principal of the Senior Certificates (other than the Class PO Certificates) on any Distribution Date exceeds the amount required to reduce the principal balances of the Planned Principal Classes and the Targeted Principal Classes then entitled to receive a distribution of principal to their respective scheduled balances as set forth in the Principal Balance Schedules, such excess principal will be distributed on the remaining classes of Senior Certificates (other than the Class PO Certificates) on such Distribution Date. Conversely, if the amount available for distribution of principal of the Senior Certificates (other than the Class PO Certificates) on any Distribution Date is less than the amount so required to reduce the Planned Principal Classes and the Targeted Principal Classes then entitled to receive a distribution of principal to their respective scheduled balances, no principal will be distributed on such other classes of Senior Certificates on such Distribution Date. Accordingly, the rate of principal payments on the Loans is expected to have a greater effect on the weighted average life of the Support Classes and under certain prepayment scenarios, the weighted average lives of the Targeted Principal Classes, than on the weighted average lives of the Planned Principal Classes.

      The interaction of the foregoing factors may have different effects on various classes of Offered Certificates and the effects on any class may vary at different times during the life of such class. Accordingly, no assurance can be given as to the weighted average life of any class of Offered Certificates. Further, to the extent the prices of the Offered Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of such classes of Offered Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered Certificates may be affected at various constant percentages of SPA, see the Decrement Tables below.

Decrement Tables

      The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates (other than the Notional Amount Certificates) that would be outstanding after each of the dates shown at various constant percentages of SPA and the corresponding weighted average lives of such classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) the Loans will have the precise characteristics described herein or (ii) all of the Loans will prepay at a constant percentage of SPA. Moreover, the diverse remaining terms to maturity of the Loans could produce slower or faster principal distributions than indicated in the tables, which have been prepared using the specified constant percentages of SPA, even if the remaining term to maturity of the Loans is consistent with the remaining terms to maturity of the Loans specified in the Structuring Assumptions.

                      Percent of Initial Class Certificate
                              Balances Outstanding*

                                                                                   Class A-
                                                                                   --------
Distribution Date 0%                               %                %                 %              %              %              %
-------------------------------------   --------------   --------------    --------------   ------------   ------------    ---------
Initial..............................              %                %                 %              %              %              %
     19..............................
     19..............................
     19..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................

                                                  --               --                --             --             --             --

Weighted Average
 Life (in years)**..........

                                                                                   Class
                                                                                   -----
Distribution Date 0%                               %                %                 %              %              %              %
-------------------------------------   --------------   --------------    --------------   ------------   ------------    ---------
Initial..............................              %                %                 %              %              %              %
     19..............................
     19..............................
     19..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................
     20..............................

                                                  --               --                --             --             --             --

Weighted Average
 Life (in years)**..........

----------
*     Rounded to the nearest whole percentage.

** Determined as specified under "--Weighted Average Lives of the Offered Certificates."

Last Scheduled Distribution Date

      The "Last Scheduled Distribution Date" for each class of Offered
Certificates is the Distribution Date in    , 20  , which is the
Distribution Date in the    month following the latest scheduled maturity date
for any of the Loans. Since the rate of distributions in reduction of the Class Certificate Balance or Notional

Amount of each class of Offered Certificates will depend on the rate of payment (including prepayments) of the Loans, the Class Certificate Balance or Notional Amount of any such class could be reduced to zero significantly earlier or later than the Last Scheduled Distribution Date. The rate of payments on the Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Loans. See "Yield, Prepayment and Maturity Considerations--Prepayment Considerations and Risks" and "--Weighted Average Lives of the Offered Certificates" herein and "Yield and Prepayment Considerations" in the Prospectus.

The Subordinated Certificates

      The weighted average life of, and the yield to maturity on, the Subordinated Certificates, in increasing order of their numerical class designation, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Loans. If the actual rate and severity of losses on the Loans is higher than those assumed by a holder of a Subordinated Certificate, the actual yield to maturity of such Certificate may be lower than the yield expected by such holder based on such assumption. The timing of losses on Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized Losses on the Loans will reduce the Class Certificate Balances of the applicable class of Subordinated Certificates to the extent of any losses allocated thereto (as described under "Description of the Certificates--Allocation of Losses"), without the receipt of cash attributable to such reduction. In addition, shortfalls in cash available for distributions on the Subordinated Certificates will result in a reduction in the Class Certificate Balance of the class of Subordinated Certificates then outstanding with the highest numerical class designation if and to the extent that the aggregate of the Class Certificate Balances of all classes of Certificates, following all distributions and the allocation of Realized Losses on a Distribution Date, exceeds the Pool Principal Balance as of the Due Date occurring in the month of such Distribution Date. As a result of such reductions, less interest will accrue on such class of Subordinated Certificates than otherwise would be the case. The yield to maturity of the Subordinated Certificates will also be affected by the disproportionate allocation of principal prepayments to the Senior Certificates, Net Interest Shortfalls, other cash shortfalls in Available Funds and distribution of funds to Class PO Certificateholders otherwise available for distribution on the Subordinated Certificates to the extent of reimbursement for Class PO Deferred Amounts. See "Description of the Certificates--Allocation of Losses."

      If on any Distribution Date, the Applicable Credit Support Percentage for any class of Subordinated Certificates is less than its Original Applicable Credit Support Percentage, all partial principal prepayments and principal prepayments in full available for distribution on the Subordinated Certificates will be allocated solely to such class and all other classes of Subordinated Certificates with lower numerical class designations, thereby accelerating the amortization thereof relative to that of the Restricted Classes and reducing the weighted average lives of such classes of Subordinated Certificates receiving such distributions. Accelerating the amortization of the classes of Subordinated Certificates with lower numerical class designations relative to the other classes of Subordinated Certificates is intended to preserve the availability of the subordination provided by such other classes.

                               CREDIT ENHANCEMENT

Subordination of Certain Classes

      The rights of the holders of the Subordinated Certificates to receive distributions with respect to the Loans will be subordinated to such rights of the holders of the Senior Certificates and the rights of the holders of each class of Subordinated Certificates (other than the Class B-1 Certificates) to receive such distributions will be further subordinated to such rights of the class or classes of Subordinated Certificates with lower numerical class designations, in each case only to the extent described herein. The subordination of the Subordinated Certificates to the Senior Certificates and the subordination of the classes of Subordinated Certificates with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the Senior Certificateholders and the holders of Subordinated Certificates with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide such holders protection against Realized Losses, other than Excess Losses. In addition, the Subordinated Certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, as described below. The applicable Non-PO Percentage of Realized Losses, other than Excess Losses, will be allocated to the class of Subordinated Certificates then outstanding with the highest numerical class designation. In addition, the Class Certificate Balance of such class of Subordinated Certificates will be reduced by the amount of distributions on the Class PO Certificates in reimbursement for Class PO Deferred Amounts.

      The Subordinated Certificates will provide limited protection to the classes of Certificates of higher relative priority against (i) Special Hazard Losses in an initial amount expected to be up to approximately $______ (the "Special Hazard Loss Coverage Amount"), (ii) Bankruptcy Losses in an initial amount expected to be up to approximately $______ (the "Bankruptcy Loss Coverage Amount") and (iii) Fraud Losses in an initial amount expected to be up to approximately $______ (the "Fraud Loss Coverage Amount").

      The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greater of (i) __% of the aggregate of the principal balances of the Loans or
(ii) _____ the principal balance of the largest Loan, or (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special Hazard Loans incurred since the Closing Date. All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Loans then due, whether or not paid.

      The Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the Certificates. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced as follows: (a) on the _____, ______, _____ and ______ anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) __% of the then current Pool Principal Balance or (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary and
(b) on the _____ anniversary of the Cut-off Date, to zero.

      The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the Certificates.

      The amount of coverage provided by the Subordinated Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be canceled or reduced from time to time for each of the risks covered, provided that the then current ratings of the Certificates assigned by the Rating Agencies are not adversely affected thereby. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the Subordinated Certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.

      As used herein, a "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the Mortgaged Property at an amount less than the then outstanding principal balance of the Loan secured by such Mortgaged Property or may reduce the outstanding principal balance of a Loan. In the case of a reduction in the value of the related Mortgaged Property, the amount of the secured debt could be reduced to such value, and the holder of such Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Loan exceeds the value so assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Loan. Notwithstanding the foregoing, no such occurrence shall be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available with respect to the related Loan and (i) such Loan is not in default with respect to payment due thereunder or (ii) scheduled monthly payments of principal and interest are being advanced by the Servicer without giving effect to any Debt Service Reduction or Deficient Valuation.

                                 USE OF PROCEEDS

      The Depositor will apply the net proceeds of the sale of the Certificates against the purchase price of the Loans.

                         FEDERAL INCOME TAX CONSEQUENCES

      For federal income tax purposes, an election will be made to treat the Trust Fund as a REMIC. Assuming such an election is timely made and the terms of the Pooling and Servicing Agreement are complied with, Stradley, Ronon, Stevens & Young, LLP, special tax counsel to the Depositor ("Tax Counsel") is of the opinion that the Trust Fund will qualify as a REMIC within the meaning of the Code. The Regular Certificates will constitute the "regular interests" in the REMIC. The Residual Certificates will constitute the sole class of "residual interest" in the REMIC. See "Federal Income Tax Consequences" in the Prospectus.

      The Regular Certificates generally will be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on the Regular Certificates must be reported under an accrual method of accounting.

      In the opinion of Tax Counsel, the Principal Only Certificates will be treated for federal income tax purposes as having been issued with an amount of Original Issue Discount ("OID") equal to the difference between their principal balance and their issue price. Although the tax treatment is not entirely certain, Notional Amount Certificates will be treated as having been issued with OID for federal income tax purposes equal to the excess of all expected payments of interest on such Certificates over their issue price. The remaining classes of Regular Certificates, depending on their respective issue prices (as described in the Prospectus under "Federal Income Tax Consequences"), may be treated as having been issued with OID for federal income tax purposes. For purposes of determining the amount and rate of accrual of OID and market discount, the Trust Fund intends to assume that there will be prepayments on the Loans at a rate equal to ____% SPA (the "Prepayment Assumption"). No representation is made as to whether the Loans will prepay at the foregoing rate or any other rate. See "Yield, Prepayment and Maturity Considerations" herein and "Federal Income Tax Consequences" in the Prospectus. Computing accruals of OID in the manner described in the Prospectus may (depending on the actual rate of prepayments during the accrual period) result in the accrual of negative amounts of OID on the Certificates issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on such Certificates.

      If the holders of any Regular Certificates are treated as holding such Certificates at a premium, such holders should consult their tax advisors regarding the election to amortize bond premium and the method to be employed.

      As is described more fully under "Federal Income Tax Consequences" in the Prospectus, the Offered Certificates will represent qualifying assets under Sections 856(c)(5)(A) and 7701(a)(19)(C) of the Code, and net interest income attributable to the Offered Certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent the assets of the Trust Fund are assets described in such sections. The Regular Certificates will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Code.

      The holders of the Residual Certificates must include the taxable income of the REMIC in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to such holders during certain periods. All or a portion of the taxable income from a Residual Certificate recognized by a holder may be treated as "excess inclusion" income, which with limited exceptions, is subject to U.S federal income tax.

      Prospective purchasers of a Residual Certificate should consider carefully the tax consequences of an investment in Residual Certificates discussed in the Prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences--Taxation of Holders of Residual Interest Securities" in the Prospectus. Specifically, prospective holders of Residual Certificates should consult their tax advisors regarding whether, at the time of acquisition, a Residual Certificate will be treated as a "noneconomic" residual interest, a "non-significant value" residual interest and a "tax avoidance potential" residual interest. See "Federal Income Tax Consequences--Taxation of Holders of Residual Interest Securities--Restrictions on Ownership and Transfer of Residual Interest Securities," "--Mark to Market Rules," "--Excess Inclusions" and "--Tax Treatment of Foreign Investors" in the Prospectus. Additionally, for information regarding prohibited transactions and treatment of realized losses, see "Federal Income Tax Consequences--Taxation of the REMIC--Prohibited Transactions and Contributions Tax" and "--Taxation of Holders of Residual Interest Securities--Limitation on Losses" in the Prospectus.

                              ERISA CONSIDERATIONS

      Any Plan fiduciary who proposes to cause a Plan (as defined below) to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or the Code, of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus. Section 406 of ERISA prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or the excise tax provisions set forth under Section 4975 of the Code (a "Plan") from engaging in certain transactions involving such Plan and its assets unless a statutory or administrative exemption applies to the transaction.

Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving Plans and other arrangements (including, but not limited to, individual retirement accounts) described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans not subject to the requirements of Section 4975 of the Code.

      Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan that is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in
Section 503 of the Code.

      Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary who decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investment to the rate of principal payments (including prepayments) on the Loans.

      The United States Department of Labor has granted an individual administrative exemption to (Prohibited Transaction Exemption _______, Exemption Application No. D-_____, Fed. Reg. ____ (____) (_____) (the "Underwriter Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemption. The Underwriter Exemption applies to mortgage loans such as the Loans in the Trust Fund.

      For a general description of the Underwriter Exemption and the conditions that must be satisfied for the Underwriter Exemption to apply, see "ERISA Considerations" in the Prospectus.

      It is expected that the Underwriter Exemption will apply to the acquisition and holding by Plans of the Senior Certificates (other than the Class _____, Class PO, Class X and Class A-R Certificates) and that all conditions of the Underwriter Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on five percent (5%) of the Loans included in the Trust Fund by aggregate unamortized principal balance of the assets of the Trust Fund. Because the Class _____, Class PO and Class X Certificates are not being purchased by either Underwriter, such classes of Certificates do not currently meet the requirements of the Underwriter Exemption or any comparable individual administrative exemption granted to either Underwriter. Consequently, the sale or exchange of the Class _____, Class PO and Class X Certificates may be made only under the conditions set forth for the Class B- , Class B- and Class B- Certificates below.

      Because the characteristics of the Class B- , Class B- , Class B- and Class A-R Certificates may not meet the requirements of PTE 83-1, the Underwriter Exemption or any other issued exemption under ERISA, the purchase and holding of the Class B- , Class B- , Class B- and Class A-R Certificates by a Plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class B- , Class B- , Class B- and Class A-R Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer; (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60")) and that the purchase and holding of such Certificates are covered under PTE 95-60; or (iii) an opinion of counsel satisfactory to the Trustee that the purchase or holding of such Certificate by a Plan, any person acting on behalf of a Plan or using such Plan's assets, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement. Such representation as described above shall be deemed to have been made to the Trustee by the transferee's acceptance of a Class B- , Class B- or Class B- Certificate. In the event that such representation is violated, or any attempt to transfer to a plan or person acting on behalf of a Plan or using such Plan's assets is attempted without such opinion of counsel, such attempted transfer or acquisition shall be void and of no effect.

      Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTE 83-1 described in the Prospectus and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making an investment in any of the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in any of the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in the Underwriting Agreement between Equity One, the Depositor and the Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor the respective classes of Offered Certificates indicated on the cover page hereof to be purchased by it. Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

      The Underwriter intends to make a secondary market in the classes of Offered Certificates, but the Underwriter has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue or that it will provide Certificateholders with a sufficient level of liquidity of investment.

      Equity One and the Depositor have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                  LEGAL MATTERS

      The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Stradley, Ronon, Stevens & Young, LLP, Philadelphia,

Pennsylvania. Brown & Wood LLP, New York, New York, will pass upon certain legal matters on behalf of the Underwriter.

                                     RATINGS

      It is a condition to the issuance of the Senior Certificates that they be rated ____ by _____ ("______") and, by ____ ("_____" and, together with ____, the "Rating Agencies"). It is a condition to the issuance of the Class B- , Class B- and Class B- Certificates that they be rated at least ____, ____ and ____, respectively, by ____.

      The ratings assigned by ___ to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. ______'s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. ______ ratings on such certificates do not, however, constitute a statement regarding frequency of payments of the mortgage loans.

      The ratings assigned by _______ to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. ______'s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. ________'s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.

      The ratings of the Rating Agencies do not address the possibility that, as a result of principal prepayments, Certificateholders may receive a lower than anticipated yield.

      The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

      The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Offered Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                             INDEX OF DEFINED TERMS

                                                                            Page
                                                                            ----

Advance...............................................................S-9, S-30
Agreement.............................................................S-5, S-17
Applicable Credit Support Percentage.......................................S-38
Available Funds............................................................S-33
Bankruptcy Loss Coverage Amount............................................S-52
Bankruptcy Losses..........................................................S-40
Beneficial Owner...........................................................S-32
Book-Entry Certificates.....................................................S-5
Cede.......................................................................S-32
Certificate Account........................................................S-32
Certificateholders.........................................................S-17
Certificates.....................................................-1-, S-4, S-31
Class Certificate Balance..................................................S-31
Class PO Deferred Amount...................................................S-34
Class PO Principal Distribution Amount.....................................S-39
Class Subordination Percentage.............................................S-38
Code.......................................................................S-11
Collateral Value...........................................................S-18
Combined Loan-to-Value Ratio...............................................S-18
Corporate Trust Office......................................................S-3
Cut-off Date Pool Principal Balance........................................S-18
Debt Service Reduction.....................................................S-53
Deficient Valuation........................................................S-53
Definitive Certificate.....................................................S-32
Deleted Loan...............................................................S-25
Depositor...................................................................S-6
Determination Date..........................................................S-6
Discount Loan..............................................................S-35
Distribution Account.......................................................S-32
Distribution Date.....................................................S-6, S-33
DTC........................................................................S-31
Due Date...................................................................S-18
Equity One............................................................S-6, S-27
Equity One Standards.......................................................S-26
ERISA................................................................S-11, S-54
Excess Losses..............................................................S-40
Fixed Rate Certificates.....................................................S-5
FNMA.......................................................................S-26
Fraud Loss Coverage Amount.................................................S-52
Fraud Losses...............................................................S-40
Insurance Proceeds.........................................................S-34
Interest Accrual Period...............................................S-8, S-34
Interest Distribution Amount...............................................S-34
Interest Only Certificates..................................................S-5
Last Scheduled Distribution Date...........................................S-50
Liquidated Loan............................................................S-40

                                                                            Page
                                                                            ----

Liquidation Proceeds.......................................................S-34
Loan-to-Value Ratio........................................................S-18
Loans............................................................-1-, S-6, S-17
Mixed Use Loan...................................................-1-, S-6, S-17
Mixed Use Properties.......................................................S-14
Mortgage...................................................................S-25
Mortgage File..............................................................S-25
Mortgage Note..............................................................S-25
Mortgage Pool..........................................................-1-, S-5
Mortgage Rate..............................................................S-34
Net Interest Shortfall.....................................................S-34
Net Prepayment Interest Shortfall..........................................S-35
NMR........................................................................S-35
Non-Discount Loan..........................................................S-31
Non-PO Formula Principal Amount............................................S-35
Non-PO Percentage..........................................................S-35
Notional Amount............................................................S-31
Notional Amount Certificates................................................S-5
Offered Certificates.............................................-1-, S-4, S-31
OID..................................................................S-11, S-53
Original Applicable Credit Support Percentage..............................S-38
Original Subordinated Principal Balance....................................S-37
Permitted Investments......................................................S-32
Physical Certificates.......................................................S-5
Plan.................................................................S-11, S-55
PO Formula Principal Amount................................................S-39
PO Percentage..............................................................S-35
Pool Principal Balance.....................................................S-37
Prepayment Assumption......................................................S-54
Prepayment Interest Excess.................................................S-29
Prepayment Interest Shortfall..............................................S-35
Prepayment Period..........................................................S-34
Principal Only Certificates.................................................S-5
Prospectus .................................................................S-3
PTE 95-60  ................................................................S-56
Rating Agencies......................................................S-12, S-57
Realized Loss..............................................................S-40
Record Date................................................................S-33
Refinance Loan.............................................................S-18
Regular Certificates........................................................S-5
Relief Act Reduction.......................................................S-34
REMIC.................................................................S-3, S-11
REO Property...............................................................S-30
Replacement Loan...........................................................S-25
Residential Loan.................................................-1-, S-6, S-17
Residual Certificates.......................................................S-5
Restricted Classes.........................................................S-38
Scheduled Payments.........................................................S-18
Seller......................................................................S-3

                                                                            Page
                                                                            ----

Sellers................................................................S-3, S-6
Senior Certificates...................................................S-5, S-31
Senior Credit Support Depletion Date.......................................S-36
Senior Percentage..........................................................S-37
Senior Prepayment Percentage...............................................S-37
Senior Principal Distribution Amount.......................................S-36
Servicer....................................................................S-6
Servicing Fee Rate.........................................................S-29
SMMEA......................................................................S-11
SPA........................................................................S-41
Special Hazard Loan........................................................S-40
Special Hazard Loss Coverage Amount........................................S-52
Special Hazard Losses......................................................S-40
Stated Principal Balance...................................................S-37
Structuring Assumptions....................................................S-41
Subordinated Certificates.............................................S-5, S-31
Subordinated Percentage....................................................S-38
Subordinated Prepayment Percentage.........................................S-37
Subordinated Principal Distribution Amount.................................S-38
Substitution Adjustment Amount.............................................S-25
Tax Counsel................................................................S-53
Trustee.....................................................................S-6
Underwriter.................................................................-1-
Underwriter Exemption......................................................S-55
Unpaid Interest Amounts....................................................S-34
Variable Rate Certificates..................................................S-5

================================================================================

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby, nor an offer of Offered Certificates in any state or jurisdiction in which, or to any person to whom, such offer would be unlawful. The delivery of this Prospectus Supplement or the Prospectus at any time does not imply that the information contained herein or therein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus Supplement or Prospectus is required by law to be delivered, this Prospectus Supplement or the Prospectus will be amended or supplemented accordingly.

                                 _______________

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                           Prospectus Supplement

Summary of Terms...........................................................
Risk Factors...............................................................
The Mortgage Pool..........................................................
Servicing of Loans.........................................................
Description of the Certificates............................................
Yield, Prepayment and Maturity Considerations..............................
Credit Enhancement.........................................................
Use of Proceeds............................................................
Federal Income Tax Consequences............................................
ERISA Considerations.......................................................
Method of Distribution.....................................................
Legal Matters..............................................................
Ratings....................................................................
Index of Defined Terms.....................................................

                                PROSPECTUS

Prospectus Supplement or Current Report on Form 8-K........................
Available Information......................................................
Incorporation of Certain Document by Reference.............................
Reports to Securityholders.................................................
Summary of Terms...........................................................
Risk Factors...............................................................
The Trust Fund.............................................................
Use of Proceeds............................................................
The Depositor..............................................................
Loan Program...............................................................
Description of the Securities..............................................
Credit Enhancement.........................................................
Yield and Prepayment Considerations........................................
The Agreements.............................................................
Certain Legal Aspects of the Loans.........................................
Federal Income Tax Consequences............................................
State Tax Considerations...................................................
ERISA Considerations.......................................................
Legal Investment...........................................................
Method of Distribution.....................................................
Legal Matters..............................................................
Rating.....................................................................
Index of Defined Terms.....................................................

================================================================================


================================================================================


                                $[_____________]
                                  (Approximate)

                              Mortgage Pass-Through
                                 Certificates,
                                Series 199_ - _

                              Equity One ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                                    Servicer

                              ____________________


                              PROSPECTUS SUPPLEMENT
                                [_________, 199_]

                              ____________________


================================================================================

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                    SUBJECT TO COMPLETION, DATED [ ], 199[ ]

PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________, 1997)

                                 $-------------
                      EQUITY ONE MORTGAGE LOAN TRUST 199___
                $___________ [] ASSET BACKED NOTES, SERIES 199_-_
             $__________ [] ASSET BACKED CERTIFICATES, SERIES 199_-_

       The Equity One Mortgage Loan Trust 199__ (the "Trust Fund") will be formed pursuant to a trust agreement to be dated as of ______, 199_ (the "Trust Agreement") and entered into by Equity One ABS, Inc., (the "Depositor"), ________________ [and _____________], as owner trustee (the "Owner Trustee").
The Trust Fund will issue $___________ aggregate principal amount of [ ] Asset Backed Notes (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of __________ __, 199_ (the "Indenture"), between the Trust Fund and ____________, as indenture trustee (the "Indenture Trustee"). The Trust Fund will also issue $______ aggregate principal amount of [ ] Asset Backed Certificates, Series 199_-_ (the "Certificates" and, together with the Notes, the "Securities"). See "Index of Defined Terms" on Page [ ] of this Prospectus Supplement and on Page [ ] of the Prospectus for the location of the definitions of certain capitalized terms.

       The property of the Trust Fund will consist of a pool of the following types of loans (collectively, the "Loans"): fixed rate and variable rate mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties, (each, a "Residential Loan") and (B) mixed commercial/residential use properties (each, a "Mixed Use Loan"). [In addition, the Securities will have the benefit of an irrevocable and unconditional limited financial guaranty insurance policy (the "Policy") issued by ______________ (the "Certificate Insurer") covering [ ].]

       Distributions of principal and interest on the Notes will be made on the _________ day of each month or, if such date is not a Business Day, then on the succeeding Business Day (each, a "Distribution Date"), commencing on ________, 199_ to the extent described under "Summary of Terms--Description of the Securities" and "Description of the Securities" herein. Interest will accrue on the Notes at a rate (the "Note Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and at [ ] plus [___% per annum] thereafter.

       The Certificates will represent fractional undivided interests in the Trust Fund. Distribution of principal and interest on the Certificates will be made on each Distribution Date to the extent described herein. Interest will accrue on the Certificates at a rate (the "Pass-Through Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and at [ ] plus [___% per annum] thereafter.

       Payments of interest and principal on the Notes will have equal priority with (and will be made pro rata with) payments of principal and interest on the Certificates.

       There is currently no market for the Securities offered hereby and there can be no assurance that such a market will develop or if it does develop that it will continue. See "Risk Factors" herein.

       PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION SET FORTH UNDER
            "RISK FACTORS" ON PAGE [ ] HEREIN AND ON PAGE [ ] IN THE
                            ACCOMPANYING PROSPECTUS.

                              --------------------

     THE SECURITIES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY
       AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR,
      OWNER TRUSTEE, INDENTURE TRUSTEE OR ANY AFFILIATE THEREOF, EXCEPT TO
          THE EXTENT PROVIDED HEREIN. THE SECURITIES ARE NOT INSURED OR
                     GUARANTEED BY ANY GOVERNMENTAL AGENCY.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                     ACCURACY OR ADEQUACY OF THIS PROSPECTUS
                      SUPPLEMENT. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

       The Securities offered hereby will be purchased by [ ] (the "Underwriter") from the Depositor and will, in each case, be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds to the Depositor from the sale of the Notes are expected to be $_____________ and from the sale of the Certificates are expected to be $__________ before deducting expenses payable by the Depositor of $_______.

       The Securities are offered subject to prior sale and subject to the Underwriter's right to reject orders in whole or in part. It is expected that the Notes will be delivered in book-entry form through the facilities of The Depository Trust Company, [Centrale de Livraison de Valeurs Mobilieres S.A. and the Euroclear System] on or about _______, 199_. The Securities will be offered in the United States [and Europe].

                              --------------------

       Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus to investors. This is in addition to the obligation of dealers acting as underwriters to deliver a Prospectus Supplement and Prospectus with respect to their unsold allotments or subscriptions.

                              --------------------

       Each Series of Securities offered hereby constitutes part of a separate Series of asset backed securities being offered by the Underwriter from time to time pursuant to the Prospectus dated ____________, 1997. This Prospectus Supplement does not contain complete information about the offering of the Securities. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

       The Trustee on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus Supplement is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to in the Prospectus under "Incorporation of Certain Documents by Reference" that have been or may be incorporated by reference in the Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Prospectus incorporates). Such requests should be directed to the Corporate Trust Office of the Trustee at _____________, telephone:_________, facsimile number:_____________, attention:__________.

                              --------------------

                                  [UNDERWRITER]


_______________, 199_

                                SUMMARY OF TERMS

This summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement or in the Prospectus. See "Index of Defined Terms" on Page [ ] of this Prospectus Supplement and on Page [ ] of the Prospectus for the location of the definitions of certain capitalized terms.

Title of Securities...............................  [] Asset Backed Notes, Series 199__-__(the "Notes") and [ ]
                                                    Asset Backed Certificates, Series 199__-__ (the "Certificates"
                                                    and, together with the Notes, the "Securities").

Securities Offered...............................   All of the Securities, including the Class ___, Class __ and
                                                    Class __ Notes and the Class __, Class __ and Class __
                                                    Certificates. Each Security represents the right to receive payments of interest at the [variable] rate described below, payable monthly, and payments of principal at such time and to the extent provided below.

Trust Fund.......................................   Equity One Mortgage Loan Trust 199_-_ (the "Trust Fund"
                                                    or the "Issuer"), a Delaware business trust established pur-
                                                    suant to the Trust Agreement (as defined herein), dated as of
                                                    ___, 199_ (the "Cut-off Date").  The property of the Trust
                                                    Fund will consist of a pool of the following types of loans
                                                    (collectively, the "Loans"):  fixed rate and variable rate mortgage loans secured by first and/or subordinate liens on
                                                    (A) one- to four-family residential properties, (each, a
                                                    "Residential Loan") and (B) mixed commercial/residential use properties (each, a "Mixed Use Loan"); the collections in
                                                    respect of the Loans received after the Cut-off Date (exclusive of payments in respect of accrued interest due on or prior to the Cut-off Date or due in the month of _____________);
                                                    property [and/or other assets] that secured a Loan which has been acquired by foreclosure, deed in lieu of foreclosure [or realization upon a purchase money security interest]; [an
                                                    irrevocable and unconditional limited financial guaranty
                                                    insurance policy (the "Policy")]; an assignment of the
                                                    Depositor's rights under the Purchase Agreement (as defined herein); rights under certain hazard insurance policies
                                                    covering the Mortgaged Properties; and certain other
                                                    property, as described more fully under "The Trust Fund"
                                                    herein.

                                                    The Trust Fund will include the unpaid principal balance of each Loan as of the Cut-off Date (the "Cut-off Date Principal
                                                    Balance") plus any additions thereto as a result of new
                                                    advances, if any, made pursuant to the applicable Loan
                                                    Agreement (the "Additional Balances") during the life of the
                                                    Trust Fund.  With respect to any date, the "Pool Balance"
                                                    will be equal to the aggregate of the Principal Balances of all


                                       S-3





                                                    Loans as of such date. The "Principal Balance" of a Loan (other than a Liquidated Loan) on any day is equal to its Cutoff Date
                                                    Principal Balance, plus (i) any Additional Balances in respect of such Loan, minus (ii) all collections credited against the
                                                    Principal Balance of such Loan in accordance with the related
                                                    Loan Agreement prior to such day. The Principal Balance of a
                                                    Liquidated Loan after the final recovery of related Liquidation
                                                    Proceeds shall be zero. A "Liquidated Loan" is a defaulted Loan as to which the Master Servicer has determined that all
                                                    recoverable liquidation and insurance proceeds have been
                                                    received.

Indenture........................................   The Notes will be issued pursuant to an indenture dated as of
                                                    _________, 199_ (the "Indenture") between the Trust Fund and the Indenture Trustee. The Indenture Trustee will allocate distributions of principal and interest to holders of the Notes
                                                    (the "Noteholders") in accordance with the Indenture.

Trust Agreement...................................  Pursuant to a trust agreement dated as of ________,
                                                    199_ (the "Trust Agreement"), among the Depositor, ________ and the Owner Trustee, the Trust Fund will issue the Certificates in an initial aggregate amount of $__________. The Certificates will represent fractional undivided interests in the Trust
                                                    Fund.

Depositor........................................   Equity One ABS, Inc. a Delaware corporation and a limited
                                                    purpose finance subsidiary of Equity One, Inc., a Delaware corporation ("Equity One").

Master Servicer..................................   Equity One and, in its capacity as Master Servicer of the
                                                    Loans, the "Master Servicer." The Master Servicer will service the Loans pursuant to a Master Servicing Agreement dated
                                                    _________, 199_ between the Issuer and the Master Servicer.

Indenture Trustee................................   _______________ (the "Indenture Trustee").

Owner Trustee....................................   _______________ (the "Owner Trustee").

Cut-off Date.....................................   __________, 199__.

Closing Date.....................................   On or about __________ __, 199__.

Determination Date...............................   The ___ business day, but no later than the ___ calendar day, of each month (the "Determination Date").

The Loans........................................   The Loans are secured by first and/or subordinate liens on
                                                    Mortgaged Properties.  The Loans were originated or
                                                    acquired in the normal course of business by Equity One, Inc.
                                                    and certain of its affiliates (in such capacity, collectively, the
                                                    "Sellers").  On the Closing Date, the Sellers will sell the


                                       S-4





                                                    Loans to the Depositor, pursuant to a purchase agreement (the
                                                    "Purchase Agreement"). The aggregate Principal Balance of the
                                                    Loans as of the Cut-off Date is $___________ (the "Cut-off Date
                                                    Pool Principal Balance").

                                                    The percentage of the Cut-off Date Principal Balance of the
                                                    Loans secured by Mortgaged Properties located in the states of
                                                    [__________, _________, _________, _______, ______ and
                                                    ________] is approximately ____%, ____%, ____%, ____%, ____%
                                                    and ____%, respectively. The "Combined Loan-to-Value Ratio" of each Loan is the ratio of (A) the sum of (i) the amount the borrower borrowed under the applicable Loan Agreement and (ii)
                                                    the amounts of any related senior mortgage loans (computed as of the date of origination of each such Loan) to (B) the lesser of (i) with respect to Mortgaged Properties, (a) the appraised value of the Mortgaged Property or (b) in the case of a
                                                    Mortgaged Property purchased within one year of the origination of the related Loan, the purchase price of such Mortgaged
                                                    Property. As of the Cut-off Date the Combined Loan-to-Value
                                                    Ratios ranged from ____% to ______% and, as of the Cut-off
                                                    Date, the weighted average Combined Loan-to-Value Ratio of the
                                                    Loans was approximately ____%.

                                                    Interest on each Loan is payable monthly and computed on the related daily outstanding Principal Balance for each day in the billing cycle at a variable rate per annum (the "Loan Rate")
                                                    equal at any time (subject to maximum rates, as described
                                                    herein under "Description of the Mortgage Loans--Mortgage Loan
                                                    Terms," and further subject to applicable usury limitations) to the sum of [(i) the highest prime rate published in the "Money
                                                    Rates" section of The Wall Street Journal] and (ii) a Margin within the range of ___% to ___%. As of the Cut-off Date, the weighted average Margin was approximately ___%. Loan Rates are adjusted monthly on the first business day of the calendar month preceding the Due Date. As to each Loan, the "Due Date"
                                                    is the ___ day of each month. The Cut-off Date Principal Balances ranged from zero to $____ and averaged approximately $______ . Each Loan was originated in the period from __________ __, 19__ to
                                                    __________ __, 19__. As of the Cut-off Date, approximately ___% of the Cut-off Date Principal Balance of the Loans represented
                                                    [first liens on the related Mortgaged Properties, while
                                                    approximately ___% of the Loans represented subordinate liens.] As of the Cut-off Date, the Loans had remaining terms to scheduled maturity ranging from __ months to __ months and had a weighted average of approximately __ months. See "The Loan Program" and
                                                    "Description of the Loans" herein.


                                       S-5



Mortgaged Properties............................... [The real properties which secure repayment of the Loans and on which Sellers have a first or subordinate lien.]

Distribution Date.................................  The ____ day of each month or, if such day is not a Business
                                                    Day, the next succeeding Business Day, commencing with _______,
                                                    199_. A "Business Day" is any day other than a Saturday or
                                                    Sunday or another day on which banking institutions in New
                                                    York, New York [and ____________] are authorized or obligated by law, regulations or executive order to be closed.

Final Scheduled

      Distribution Dates..........................  With respect to the Certificates, ___________________. To the extent not previously paid, the principal balance (the
                                                    "Security Principal Balance") of the Notes will be due on the
                                                    Distribution Date in _______, ____. Failure to pay the full principal balance of Notes on or before the applicable final scheduled payment dates constitutes an Event of Default under the Indenture.

Record Date......................................   The last day preceding a Distribution Date or, if the Securities are no longer Book-Entry Securities, the last day of the month preceding a Distribution Date.

Collections......................................   All collections on the Loans will be allocated by the Master
                                                    Servicer in accordance with the Loan Agreements between
                                                    amounts collected in respect of interest ("Interest Collections")
                                                    and amounts collected in respect of principal ("Principal
                                                    Collections" and collectively with Interest Collections, the
                                                    "Collections").  The Master Servicer will generally deposit
                                                    Collections distributable to the holders in an account
                                                    established for such purpose under the Master Servicing
                                                    Agreement (the "Collection Account").  See "Description of
                                                    the Master Servicing Agreement--Allocations and Collections"
                                                    herein and "The Agreements--Payments on Loans; Deposits
                                                    to Security Account" and "--Collection Procedures" in the
                                                    Prospectus.

Description of the Securities

      A.   Distributions.........................   On each Distribution Date, collections on the Loans will be applied in the following order of priority:

                                                    (i) to the Master Servicer, the Servicing Fee;

                                                    (ii) as payment for the accrued interest due and any overdue accrued interest (with interest thereon) on the respective
                                                    Security Principal Balances of the Notes and the Certificates;


                                       S-6






                                                    (iii) as principal on the Securities, the excess of Principal
                                                    Collections over Additional Balances created during the
                                                    preceding Collection Period, such amount to be allocated
                                                    between the Notes and Certificates, pro rata, based on their respective Security Principal Balances;

                                                    (iv) as principal on the Securities, as payment for any
                                                    Liquidation Loss Amounts on the Loans;

                                                    (v) as payment for the premium on the Policy;

                                                    (vi) to reimburse prior draws made on the Policy; and

                                                    (vii) any remaining amounts to the Seller.

                                                    As to any Distribution Date, the "Collection Period" is the
                                                    calendar month preceding the month of such Distribution Date.

                                                    "Liquidation Loss Amount" means with respect to any Liqui-
                                                    dated Loan, the unrecovered Principal Balance thereof at the end of the related Collection Period in which such Loan became a Liquidated Loan after giving effect to the Net Liquidation
                                                    Proceeds in connection therewith.

      B.   Note Rate.............................   Interest will accrue on the unpaid Security Principal Balance of the Notes at the per annum rate (the "Note Rate") equal to
                                                    ___% per annum from the Closing Date to the first
                                                    Distribution Date and thereafter interest will accrue on the
                                                    Notes from and including the preceding Distribution Date to but excluding such current Distribution Date (each, an
                                                    "Interest Accrual Period") at [a floating rate equal to LIBOR
                                                    (as defined herein) plus ___%] [___%].  [Interest will be
                                                    calculated on the basis of the actual number of days in each
                                                    Interest Accrual Period divided by 360.]  A failure to pay interest on any Notes on any Distribution Date that continues for five days constitutes an Event of Default under the
                                                    Indenture.

      C.   Pass-Through Rate......................  Interest will accrue on the unpaid Principal Balance of the
                                                    Certificates at the per annum rate (the "Pass-Through Rate")
                                                    equal to ___% per annum from the Closing Date to the first
                                                    Distribution Date and thereafter interest will accrue on the
                                                    Certificates for each Interest Accrual Period at [a floating rate equal to LIBOR (as defined herein) plus ___%] [___%].
                                                    [Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.] A failure to pay interest on any Certificates on any Distribution
                                                    Date that continues for five days constitutes an Event of
                                                    Default under the Trust Agreement.


                                       S-7






      D.   Form and Registration.................   The Securities will initially be delivered in book-entry form
                                                    ("Book-Entry Securities"). Holders of such Securities may elect to hold their interests through The Depository Trust Company
                                                    ("DTC"), in the United States [,or Centrale de Livraison de
                                                    Valeurs Mobilieres S.A. ("CEDEL") or the Euroclear System
                                                    ("Euroclear"), in Europe]. Transfers within DTC [, Cedel or
                                                    Euroclear, as the case may be,] will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Securities are Book-Entry Securities, such
                                                    Securities will be evidenced by one or more securities
                                                    registered in the name of Cede & Co. ("Cede"), as the nominee of DTC [or one of the relevant depositories (collectively, the
                                                    "European Depositories")]. Cross-market transfers between
                                                    persons holding directly or indirectly through DTC[, on the one hand, and counterparties holding directly or indirectly through
                                                    Cedel or Euroclear, on the other,] will be effected in DTC through Citibank N.A. ("Citibank") or The Chase Manhattan Bank
                                                    ("Chase") the relevant depositories of Cedel and Euroclear, respectively, and each a participating member of DTC. The
                                                    Securities will initially be registered in the name of Cede.
                                                    The interests of such holders will be represented by book
                                                    entries on the records of DTC and participating members
                                                    thereof. No holder of a Security will be entitled to receive a definitive Security representing such person's interest
                                                    ("Definitive Security"), except in the event that Securities in fully registered, certificated form are issued under the
                                                    limited circumstances described in "Description of the
                                                    Securities--Book-Entry Registration of Securities" in the
                                                    Prospectus. All references in this Prospectus Supplement to
                                                    Securities reflect the rights of holders of such Securities only as such rights may be exercised through DTC and its
                                                    participating organizations for so long as such Securities are held by DTC. See "Risk Factors--Consequences of Owning
                                                    Book-Entry Securities" herein.

      E.   Denominations ........................   The Securities will be issued in minimum denominations of
                                                    $[________] and integral multiples thereof.

[Final Payment of Principal;
      Termination................................   The Trust Fund will terminate on the Distribution Date
                                                    following the earlier of (i) _________________________ and
                                                    (ii) the final payment or other liquidation of the last Loan in the Trust Fund.  The Loans will be subject to optional
                                                    repurchase by the Master Servicer on any Distribution Date after the Principal Balance is reduced to an amount less than
                                                    or equal to $        (____% of the initial Principal Balance).
                                                    The repurchase price will be equal to the sum of the out-
                                                    standing Principal Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the


                                       S-8





                                                    day preceding the final Distribution Date.  See "Description of the Securities--Optional Termination" herein and "The
                                                    Agreements--Termination; Optional Termination" in the
                                                    Prospectus.

[Letter of Credit]
      [Surety Bond]
       Issuer....................................   _________________ (the "[Letter of Credit] [Surety Bond]
                                                    Issuer").  See "The [Letter of Credit] [Surety Bond] Issuer"
                                                    herein.
[Letter of Credit]
      [Surety Bond]..............................   On the Closing Date, the [Letter of Credit] [Surety Bond]
                                                    Issuer will issue a [letter of credit] [surety bond] (the "[Letter of Credit] [Surety Bond]") in favor of the Owner Trustee on behalf of the Trust Fund.  In the event that, on any
                                                    Distribution Date, available amounts on deposit in the
                                                    Collection Account with respect to the preceding Collection
                                                    Period are insufficient to provide for the payment of the
                                                    amount required to be distributed to the holders and the
                                                    Master Servicer on such Distribution Date, the Trustee will draw on the [Letter of Credit] [Surety Bond], to the extent of the [Letter of Credit] [Surety Bond] Amount for such
                                                    Distribution Date, in an amount equal to such deficiency.  See
                                                    "Description of the Securities--Distributions" herein and
                                                    "Credit Enhancement" in the Prospectus.

[[Letter of Credit]
      [Surety Bond]
       Amount....................................   The amount available under the [Letter of Credit] [Surety
                                                    Bond] (the "[Letter of Credit] [Surety Bond] Amount") for the
                                                    initial Distribution Date will be $            .  For each
                                                    Distribution Date thereafter, the [Letter of Credit] [Surety
                                                    Bond] Amount will equal the lesser of (i)     % of the Pool
                                                    Balance as of the first day of the preceding Collection Period
                                                    (after giving effect to any amounts distributed with respect to principal of the Loans on the Distribution Date occurring in such preceding Collection Period) and (ii) the [Letter of
                                                    Credit] [Surety Bond] Amount as of the first day of the
                                                    preceding Collection Period, minus any amounts drawn under the [Letter of Credit] [Surety Bond] during such preceding
                                                    Collection Period, plus any amounts paid to the [Letter of
                                                    Credit] [Surety Bond] Issuer on the Distribution Date
                                                    occurring in such preceding Collection Period up to the
                                                    amount of any previous draws on the [Letter of Credit]
                                                    [Surety Bond].]

Federal Income Tax
      Consequences...............................   Stradley, Ronon, Stevens & Young, LLP, special counsel to
                                                    the Depositor ("Tax Counsel"), is of the opinion that the
                                                    Trust Fund will not be an association (or a publicly traded


                                       S-9





                                                    partnership) taxable as a corporation for federal income tax purposes. The Trust Fund will agree, and the Noteholders will agree by their purchase of the Notes, to treat the Notes as debt for federal income tax purposes. Based on the application of existing law to the facts as set forth in the Agreement and other relevant documents and assuming compliance with the terms of the Agreement as in effect on the date of issuance of the
                                                    Notes and Certificates, Tax Counsel is of the opinion that the
                                                    Notes will be treated as debt instruments for federal income tax purposes as of such date.

                                                    It is not anticipated that the Notes will be issued with
                                                    original issue discount ("OID"). The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting.

                                                    The Trust Fund and the Master Servicer will agree, and the
                                                    Certificateholders will agree by their purchase of
                                                    Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust
                                                    Fund, the partners of the partnership being the
                                                    Certificateholders, and the Notes being debt of the
                                                    partnership. However, the proper characterization of the
                                                    arrangement involving the Trust Fund, the Certificates, the
                                                    Notes, the Trust Fund and the Master Servicer is not clear because there is no authority on transactions closely
                                                    comparable to that contemplated herein. See "Federal Income Tax
                                                    Consequences" and "State Tax Consequences" herein and "Federal
                                                    Income Tax Consequences" and "State Tax Considerations" in the
                                                    Prospectus concerning the application of federal, state and local tax laws.


ERISA Considerations.............................   Generally, plans that are subject to the requirements of ERISA and the Code are permitted to purchase instruments like the
                                                    Notes that are debt under applicable state law and have no
                                                    "substantial equity features" without reference to the
                                                    prohibited transaction requirements of ERISA and the Code. In the opinion of ERISA Counsel (as defined herein), the Notes will be classified as indebtedness without substantial equity features for ERISA purposes. However, if the Notes are deemed to be equity interests and no statutory, regulatory or
                                                    administrative exemption applies, the Trust Fund will hold plan assets by reason of a Plan's investment in the Notes.
                                                    Accordingly, any Plan fiduciary considering whether to purchase the Notes on behalf of a Plan should consult with its counsel regarding the applicability of the provisions of ERISA


                                      S-10





                                                    and the Code and the availability of any exemptions. Under current law the purchase and holding of the Certificates by or on behalf of any employee benefit plan (a "Plan") subject to the fiduciary responsibility provisions of the Employee
                                                    Retirement Income Security Act of 1974, as amended ("ERISA"), may result in a "prohibited transaction" within the meaning of
                                                    ERISA and the Code or other violation of the fiduciary
                                                    responsibility provisions of ERISA and Section 4975 of the
                                                    Code. [Consequently, Certificates may not be transferred to a proposed transferee that is a Plan subject to ERISA or that is described in Section 4975(e)(1) of the Code, or a person acting on behalf of any such Plan or using the assets of such plan unless the Owner Trustee and the Depositor receive the opinion of counsel reasonably satisfactory to the Owner Trustee and the
                                                    Depositor to the effect that the purchase and holding of such
                                                    Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" for ERISA purposes and will not be a prohibited transaction under ERISA or Section 4975 of the Code.] See "ERISA Considerations" herein and in the
                                                    Prospectus.

Legal Investment................................    The Securities will not constitute "mortgage related
                                                    securities" for purposes of the Secondary Mortgage Market
                                                    Enhancement Act of 1984, as amended ("SMMEA"), because some of the liens securing the Loans are not first mortgages.
                                                    Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the Certificates.
                                                    See "Legal Investment Considerations" herein and "Legal
                                                    Investment" in the Prospectus.

Rating...........................................   It is a condition to the issuance of the Securities that they be rated _________ by at least ____ nationally recognized
                                                    statistical rating organizations (each a "Rating Agency").  In general, ratings address credit risk and do not address the likelihood of prepayments.  A security rating is not a
                                                    recommendation to buy, sell or hold securities.

Risk Factors.....................................   For a discussion of risks associated with an investment in the
                                                    Securities, see "Risk Factors" on Page [   ] herein and on
                                                    Page [  ] in the Prospectus.

                                  RISK FACTORS

       Investors should consider the following risks in connection with the purchase of the Securities.

       Consequences of Owning Book-Entry Securities

       Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical securities. See "Description of the Securities--Book-Entry Securities" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

       Since transactions in the Securities can be effected only through DTC[, CEDEL, Euroclear,] participating organizations, indirect participants and certain banks, the ability of a Security Owner to pledge a Security to persons or entities that do not participate in the DTC[, CEDEL or Euroclear] system may be limited due to lack of a physical security representing the Securities. See "Description of the Securities--Book-Entry Securities" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

       Security Owners may experience some delay in their receipt of distributions of interest and principal on the Securities since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of DTC Participants which will thereafter credit them to the accounts of Security Owners either directly or indirectly through indirect participants. Security Owners will not be recognized as Securityholders as such term is used in the Agreement, and Security owners will be permitted to exercise the rights of Securityholders only indirectly through DTC and DTC Participants. See "Description of the Securities--Book-Entry Securities" herein and "Risk Factors--Book-Entry Registration" in the Prospectus.

Cash Flow Considerations and Risks

       Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the Loans, substantial delay could be encountered in connection with the liquidation of Loans that are delinquent and corresponding delays in the receipt of related proceeds by holders could occur if the [Letter of Credit] [Surety Bond] provider were unable to perform on its obligations under the [Letter of Credit] [Surety Bond]. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the proceeds payable to holders and thereby reduce the security for the Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Loans, holders could experience a loss if the [Letter of Credit] [Surety Bond] provider were unable to perform its obligations under the [Letter of Credit] [Surety Bond].]

Prepayment Considerations and Risks

       Substantially all of the Loans may be prepaid in whole or in part at any time without penalty. The Trust Fund's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Loans contain due-on-sale provisions and the Master Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law or (ii) the Master Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus for a description of certain provisions of the Loan Agreements that may affect the prepayment experience on the Loans. The yield to maturity and weighted average life of the Securities will be affected primarily by the rate and timing of prepayments on the Loans. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Loans will be borne entirely by the Securityholders.

Certificate Rating Subject to Change


       The rating of the Securities will depend primarily on an assessment by the Rating Agencies of the Loans and upon the claims-paying ability of the [Letter of Credit] [Surety Bond] provider. Any reduction in a rating assigned to the claims-paying ability of the [Letter of Credit][Surety Bond] provider below the rating initially given to the Securities may result in a reduction in the rating of the Securities. The rating by the Rating Agencies of the Securities is not a recommendation to purchase, hold or sell the Securities, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the Rating Agencies. In general, the ratings address credit risk and do not address the likelihood of prepayments. The ratings of the Securities do not address the possibility of the imposition of United States withholding tax with respect to non-United States persons.

Legal Considerations--Lien Priority

       The Loans are secured by [deeds of trust or mortgages (which are first and/or subordinate liens). With respect to Loans that are secured by first mortgages, the Master Servicer has the power under certain circumstances to consent to a new mortgage lien on the Mortgaged Property having priority over such Loan. Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that proceeds from realization on the Mortgaged Properties] are insufficient to satisfy such loans and prior liens in the aggregate [and the [Letter of Credit] [Surety Bond] provider is unable to perform its obligations under the [Letter of Credit] [Surety Bond] or if the coverage under the [Letter of Credit] [Surety Bond] is exhausted] the Trust Fund and, accordingly, the holders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "Certain Legal Aspects of the Loans" in the Prospectus.

Legal Considerations--Security Interest

       Under the terms of the Purchase Agreement, so long as [Equity One's] long-term senior unsecured debt is rated at least "____" by ____ and "________" by ______, the Master Servicer will be entitled to maintain possession of the documentation relating to each Loan sold by it, [including the Loan Agreements] and the Related Documents or other evidence of indebtedness signed by the borrower, and the assignments of the related mortgages [and security interests] to the Trust Fund will be recorded. Failure to deliver the Related Documents to the Owner Trustee will have the result in most (if not all) of the states in which the Related Documents will be held, and failure to record the assignments of the related mortgages [and security interests] to the Owner Trustee will have the result in certain states in which the Mortgaged Properties are located, of making the sale of the Cut-off Date Principal Balances, Additional Balances and Related Documents potentially ineffective against (i) any creditors of a Seller, who may have been fraudulently or inadvertently induced to rely on the Loans as assets of a Seller, or (ii) any purchaser of a Loan who had no notice of the prior conveyance to the Trust Fund if such purchaser perfects his interest in the Loan by taking possession of the Related Documents or other evidence of indebtedness or otherwise. In such event, the Trust Fund would be an unsecured creditor of [such Seller].


Bankruptcy and Insolvency Risks

       The sale of the Loans from the Sellers to the Depositor pursuant to the Purchase Agreement will be treated as a sale of the Loans. Each Seller will warrant that such transfer is either a sale of its interest in the Loans or a grant of a first priority perfected security interest therein. In the event of a bankruptcy or insolvency of a Seller, the bankruptcy trustee, a conservator, the receiver of such Seller or another person may attempt to recharacterize the sale of the Loans as a borrowing by such Seller secured by a pledge of the

Loans. If the bankruptcy trustee, a conservator, the receiver of such Seller or another person decided to challenge such transfer, delays in payments of the Securities and possible reductions or eliminations in the amount thereof could occur. The Depositor will warrant in the Trust Agreement that the sale, transfer and assignment of its interest in the Loans to the Trust Fund is a valid sale, transfer and assignment of such interest.

       If a conservator, receiver of a Seller or trustee were appointed for a Seller, or if certain other events relating to the bankruptcy or insolvency of a Seller were to occur, Additional Balances would not be transferred by such Seller to the Trust Fund. In such an event, an Event of Default under the Master Servicing Agreement and Indenture would occur and the Owner Trustee would attempt to sell the Loans (unless holders holding Securities evidencing undivided interests aggregating at least 51% of each of the Security Principal Balance of the Notes and the Certificates instruct otherwise), thereby causing early payment of the Security Principal Balance of the Notes and the Certificates.

       In the event of a bankruptcy or insolvency of the Master Servicer, the bankruptcy trustee, a conservator or the receiver of the Master Servicer may have the power to prevent the applicable Trustee or the holders from appointing a successor Master Servicer.

Geographic Concentration

       As of the Cut-off Date, approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________, approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________, approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________ and approximately _____% (by Cut-off Date Pool Principal Balance) of the Mortgaged Properties are located in the State of __________. An overall decline in the residential real estate markets of
_____________, ________________, _______________ and _______________ could adversely affect the values of the Mortgaged Properties securing such Loans such that the Principal Balances of the related Loans could equal or exceed the value of such Mortgaged Properties. As residential real estate markets are influenced by many factors, including the general condition of the economy and interest rates, no assurances may be given that the __________, __________, ___________ and ___________ residential real estate markets will not weaken. If the __________, ____________, ____________ and ___________ residential real estate markets should experience an overall decline in property values after the dates of origination of the Loans, the rates of losses on the Loans would be expected to increase, and could increase substantially.

[Master Servicer's Ability to Change the Terms of the Loans

       The Master Servicer may agree to changes in the terms of a Loan Agreement, provided that such changes (i) do not adversely affect the interest of the holders or the [Letter of Credit] [Surety Bond] provider, and (ii) are consistent with prudent business practice. There can be no assurance that changes in applicable law or the marketplace for mortgage loans or prudent business practice will not result in changes in the terms of the Loans.]

Delinquent Loans

       The Trust Fund will include Loans which are __ or fewer days delinquent. The Cut-off Date Principal Balance of such delinquent Loans was $______________.

       For a discussion of additional risks pertaining to the Securities, see "Risk Factors" in the Prospectus.

                                 THE TRUST FUND

General

       The Issuer, Equity One Mortgage Loan Trust 199_, is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Issuer will not engage in any activity other than (i) acquiring, holding and managing the Loans and the other assets of the Trust Fund and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

       The property of the Trust Fund will consist of the following: (i) each of the Loans that are _________; (ii) collections on the Loans received after the Cut-off Date; (iii) Mortgaged Properties pertaining to the related Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account and the [Distribution Account] (excluding net earnings thereon); (v) the [Letter of Credit] [Surety Bond]; and (vi) an assignment of the Depositor's rights under the Purchase Agreement, including all rights of the Depositor to purchase Additional Balances.

       The Trust Fund's principal offices are in __________, Delaware, in care of ________________________, as Owner Trustee, at [ ].


                   THE [LETTER OF CREDIT][SURETY BOND] ISSUER

       The following information with respect to _________ ("_______") has been furnished by __________. Accordingly, none of the Issuer, the Depositor or the Master Servicer makes any representation as to the accuracy and completeness of such information.

       [Description of Letter of Credit/Surety Issuer]


                               THE MASTER SERVICER

General

       The Master Servicer will service the Loans in accordance with the terms set forth in the Master Servicing Agreement. The Master Servicer may perform any of its obligations under the Master Servicing Agreement through one or more sub-servicers. Notwithstanding any such sub-servicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Master Servicer alone were servicing the Loans. As of the Closing Date, the Master Servicer will service the Loans without sub-servicing arrangements.

The Master Servicer

       Equity One, Inc. ("Equity One"), a Delaware corporation and a wholly owned operating subsidiary of Banco Popular, FSB, a federal savings bank with principal offices in Newark, New Jersey, will act as Master Servicer for the Loans pursuant to the Master Servicing Agreement. Equity One is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans. Equity One originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Equity One's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by Single-Family Properties or Mixed Use Properties.

       As of __________, 199_, Equity One provided servicing for approximately $__________ million in Loans.

       The principal executive offices of Equity One are located at 523 Fellowship Road, Suite 230, Mt. Laurel, New Jersey, 08054. Its telephone number is (609) 273-1119. Equity One conducts operations from its headquarters in Mt. Laurel and through affiliates, from offices throughout the nation.



                                THE LOAN PROGRAM

Underwriting Standards

       The following is a description of the underwriting procedures customarily employed by Sellers with respect to Loans.

       Each Seller produces its Loans through its retail origination network of loan officers and managers. Each Seller also produces Loans through a wholesale network of mortgage brokers and other entities located throughout the United States. Prior to the funding of any Loan, each Seller underwrites the related Loan in accordance with the underwriting standards that have been established by Equity One and are consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans (the "Equity One Standards").

       The Equity One Standards are primarily intended to evaluate the value and adequacy of the Mortgaged Property as collateral for the proposed Loan, but also take into consideration the borrower's credit standing and repayment ability. The Equity One Standards allow for the origination and purchase of Loans generally under the following underwriting programs: (i) Grade A Credits, (ii) Grade B Credits and (iii) Grade C Credits. See "Specific Underwriting Criteria; Underwriting Programs" and "Summary of Underwriting Requirements by Program" in the Prospectus. It is expected that Grade A Credits Loans will represent ___%, Grade B Credits Loans will represent ___% and Grade C Credits Loans will represent ___% of the Loans that will be property of the Trust Fund.

       On a case by case basis, a Seller may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the specific criteria of Grade A Credits, Grade B Credits or Grade C Credits warrants an underwriting exception. See "Specific Underwriting Criteria; Underwriting Programs" in the Prospectus. Compensating factors may include Loan-to-Value Ratio, Debt-to-Income Ratio, stable employment and time in the same residence, but the Equity One Standards do not include any specific formula or assign any specific weight to compensating factors for purposes of such determinations. It is expected that some of the Loans that will be property of the Trust Fund will have been originated based on such underwriting exceptions.

       Under the Equity One Standards, Sellers must use either the Full Doc or the NIV loan documentation program to verify a borrower's income. See "Specific Underwriting Criteria; Underwriting Programs" in the Prospectus. It is expected that ___% of the Loans that will be property of the Trust Fund will be underwritten pursuant to the Full Doc program and that ___% of such Loans will be underwritten pursuant to the NIV program.

       The Equity One Standards require an independent appraisal of each Mortgaged Property securing a Loan in excess of $15,000, which conforms to Federal National Mortgage Corporation ("FNMA") standards.

Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home and generally is required to have been made not earlier than ___ days prior to the date of origination of the mortgage loan. Every independent appraisal is reviewed by a representative of the related Seller before the loan is funded. The maximum loan amount varies depending upon a borrower's credit grade but does not generally exceed $500,000. Variations in maximum loan amount limits are permitted based on compensating factors. Maximum loan amounts for Loans underwritten pursuant to the NIV program generally do not exceed $300,000.

       The Equity One Standards permit loans with Loan-to-Value Ratios at origination of up to 90% depending on the program, type and use of the property, creditworthiness of the borrower and Debt-to-Income Ratio. The maximum Combined Loan-to-Value Ratio for purchase money mortgage loans, including any subordinate mortgages or deeds of trust is 90%.

       Title insurance is required on all Loans in excess of $15,000. Each Seller also requires that fire and extended coverage casualty insurance be maintained on the Mortgaged Property in an amount at least equal to the principal balance or the replacement cost of the Mortgaged Property, whichever is less.

Servicing of Loans

       General. The Master Servicer will service the Loans in accordance with the terms set forth in the Master Servicing Agreement. The Master Servicer may perform any of its obligations under the Master Servicing Agreement through one or more sub-servicers. Notwithstanding any such sub-servicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Master Servicer alone were servicing the Loans. [As of the Closing Date, the Master Servicer will service the Loans without sub-servicing arrangements.]

       The information set forth in the following section through and including the section captioned "Foreclosure, Delinquency and Loss Experience" has been provided by Sellers.

       Loan Servicing. Equity One services substantially all of the Loans originated or acquired by the Sellers. Equity One has established standard policies for the servicing and collection of Loans. Servicing includes, but is not limited to, collecting and remitting Loan payments, accounting for principal and interest, making inspections as required of the Mortgaged Properties, preparation of tax related information in connection with the Loans, supervision of delinquent Loans, loss mitigation efforts, foreclosure proceedings and, if applicable, the disposition of Mortgaged Properties, and generally administering the Loans, for which it receives servicing fees.

       Coupon booklets are delivered to borrowers for making monthly payments. Notice of changes in the applicable loan rate, if applicable, are provided by Equity One to the mortgagor when appropriate.

Collection Procedures

       When a mortgagor fails to make a payment on a Loan, each Seller attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to each Seller's servicing procedures, each Seller generally mails to the mortgagor a notice of intent to foreclose after the Loan becomes 31 days past due (two payments due but not received) and, within 60 days thereafter, if the Loan remains delinquent, institutes appropriate legal action to foreclose on the Mortgaged Property. Foreclosure proceedings may be terminated if the delinquency is cured. Loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of such Loans, including any deficiencies.

       Once foreclosure is initiated, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the Mortgaged Property is located. During the foreclosure proceeding, the Seller determines the amount of the foreclosure bid and whether to liquidate the Loan.

       After foreclosure, the Seller may liquidate the Mortgaged Property and charge-off the Loan balance which was not recovered through Liquidation Proceeds. If foreclosed, the Mortgaged Property is sold at a public or private sale and may be purchased by the Seller.

       Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the business judgment of each Seller, changes in the servicing portfolio and applicable laws and regulations.

Foreclosure, Delinquency and Loss Experience

       The following table summarizes the delinquency and loss experience of the Sellers' Loans at or for the years specified therein. A Loan is characterized as delinquent if the borrower has not paid the minimum payment due by the due date. The table below discloses delinquency percentages of Loans 60 days or more past due on a contractual basis and excludes Loans where the Loan is in foreclosure or the borrower has filed for bankruptcy. This information should not be considered as a basis for assessing the likelihood, amount, or severity of delinquency or losses on the Loans, and no assurances can be given that the foreclosure experience presented in the second paragraph below the table will be indicative of such experience on the Loans.


                                              Loss and Delinquency Tables
                                                                          At or for the    At or for the
                                                                          Three Months     Three Months
                             At or for the Year Ended November 30,        Ended            Ended
                        -----------------------------------------------   March 31,        March 31,
                        1993       1994         1995       1996           1996             1997
                        ----       ----         ----       ----           -------------    --------------
Portfolio Unpaid
  Principal Balance (1) $          $            $          $              $

Average Portfolio
  Unpaid                $          $            $          $              $
  Principal Balance
 ....

Period of
  Delinquency (2)
  60+ Days ....         %          %            %          %              %                %

Total Delinquencies     %          %            %          %              %                %
                                                                                           %
Total Credit Losses(3)  %          %            %          %              %(4)             %(4)


(1) Portfolio Unpaid Principal Balance is the net amount of principal to be paid on each Loan, excluding unearned finance charges and other charges, and excludes the principal balance of each Loan as to which the related Mortgaged Property has been previously acquired through foreclosure.

(2) Delinquency percentages are calculated as the dollar amount of Loan principal delinquent as a percent of the Portfolio Unpaid Principal Balance. Delinquency percentages include the principal balance of all Loans in foreclosure proceedings. Generally, all Loans in foreclosure proceedings are 90 days or more delinquent. Delinquency percentages do not include the principal balance of Loans which are real estate owned.

(3) Total Credit Losses includes (a) charge-offs of principal, net of subsequent recoveries, relating to Loans written off as uncollectible or charge-offs relating to properties securing any Loans which have been foreclosed upon and for which, in the opinion of management, liquidation proceeds would not exceed estimated expenses of liquidation plus the unpaid principal balance, (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned, and (c) losses (gains) on the disposition of foreclosed properties and real estate owned.

(4)        Annualized.

       [These tables do not include ________ Loans with principal balances aggregating $_____________ that were sold, but were being serviced on an interim basis pending transfer of servicing, as of ___________, 199_. As of the date hereof, servicing with respect to such Loans has been transferred.]

       As of ____________, 199_, ________ Loans with an aggregate principal balance of $______________ were in foreclosure and, there were __________ Loans in bankruptcy with a combined loan balance of $______________.

       Historically, a variety of factors, including the appreciation of real estate values, have limited the loss and delinquency experience on Loans. There can be no assurance that factors beyond each Seller's control, such as national or local economic conditions or downturn in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

       Over the last several years, there has been a general deterioration of the real estate market and weakening economy in many regions of the country, including __________. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy continue to decline, the Seller may experience an increase in delinquencies on the Loans serviced and higher net losses on Liquidated Loans.


                            DESCRIPTION OF THE LOANS

General

       The property of the Trust Fund will consist of a pool of the following types of loans (collectively, the "Loans"): mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties, (each, a "Residential Loan") and (B) mixed commercial/residential use properties (each, a "Mixed Use Loan"). The Loans were originated pursuant to loan agreements and disclosure statements (the "Loan Agreements"). The Mortgaged Properties securing the Loans consist of []. See "--Loan Terms" below.

         The Cut-off Date Pool Principal Balance is $______________, which is equal to the aggregate Principal Balance of the Loans as of the Cut-off Date. As of the Cut-off Date, the Loans were not more than [] days delinquent. The average Cut-off Date Principal Balance was approximately $____, the minimum Cut-off Date Principal Balance was zero, the maximum Cut-off Date Principal Balance was $_____, the minimum Loan Rate and the maximum Loan Rate as of the Cut-off Date were ___% and ___% per annum, respectively, and the weighted average Loan Rate as of the Cut-off Date was approximately ___% per annum. The remaining term to scheduled maturity for the Loans as of the Cut-off Date ranged from __ months to __ months and the weighted average remaining term to scheduled maturity was approximately __ months. As of the Cut-off Date, the Combined Loan-to-Value Ratio of the Loans ranged from ____% to ____% and the weighted average Combined Loan-to-Value Ratio was __%. The Combined Loan-to-Value Ratio for a Loan is the ratio (expressed as a percentage) of (A) the sum of (i) the original principal balance of such Loan and (ii) any outstanding principal balances of mortgage loans senior to such Loan (calculated at the date of origination of the Loan) to (B) the lesser of (i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related Loan, the purchase price of such Mortgaged Property. As of the Cut-off Date, approximately ___% by Cut-off Date Principal Balance of the Loans represented first liens on the related Mortgaged Properties, while approximately ___% of the Loans represented subordinate liens. As of the Cut-off Date, approximately ___% of the Loans are secured by Mortgaged Properties which are single-family residences and ___% were owner-occupied. As of the Cut-off Date, approximately ___%, ____%, ___%, ___%, ___% and ___% by Cut-off Date Principal Balance are located in [__________, ________, __________, _______, ______ and ________], respectively.

Loan Terms

       As of the Cut-off Date, the aggregate of the Principal Balances of the Loans is expected to be approximately $_____ (the "Cut-off Date Pool Principal Balance"). [The Loans provide for payment based on the amortization of the amount financed over a series of substantially equal monthly payments, with Balloon Payments due at the stated maturities of (i) 15 years, in the case of Residential Loans and (ii) seven to ten years, in the case of Mixed Use Loans. Loans with Balloon Payments may involve a greater degree of risk than loans which are fully amortizing because the ability of a borrower to make a Balloon Payment typically will depend upon the ability of the borrower to either timely refinance the Loan or sell the related Mortgaged Property.] All the Loans provide for payments due on a set day, but not necessarily the first day, of each month (the "Due Date"). The Loans to be included in a pool were originated or purchased by the Sellers and were originated substantially in accordance with the Sellers' underwriting criteria for mortgage loans, described under "The Loan Program--Underwriting Standards."

       Scheduled monthly payments made by the mortgagors on the Loans either earlier or later than the scheduled Due Dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. Any Loan may be prepaid in full or in part at any time without penalty.

       Each Loan was originated after ________________________________.

       The latest stated maturity date of any Loan is ____________________. The earliest stated maturity date of any Loan is __________________________.

       As of the Cut-off Date, no Loan was delinquent more than ___ days.

       No Loan had a Loan-to-Value Ratio at origination of more than ___%. Approximately __% of the Residential Loans had a Loan-to-Value Ratio at origination of 90%. In general, the Mixed Use Loans had a Loan-to-Value Ratio at origination of not more than 70%.

       The "Loan-to-Value Ratio" of a Loan at any given time is equal to (i) the principal balance of such Loan at the date of origination, divided by (ii) the Collateral Value of the related Mortgaged Property. The "Combined Loan-to-Value Ratio" of a Loan secured by a subordinate lien at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of such Loan and (b) the outstanding principal balance, at the date of origination of such Loan, of any senior mortgage loan(s) or, in the case of any open ended senior mortgage loan, the maximum available line of credit with respect to such senior mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan to (ii) the Collateral Value of the related Mortgaged Property.

       The "Collateral Value" of a Mortgaged Property, other than with respect to certain Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value based on an appraisal made for the related Seller by an independent fee appraiser at the time of the origination of the related Loan, and (b) if applicable: (i) if the Loan was for the purpose of acquiring the Mortgaged Property, the sales price of such Mortgaged Property at such time of origination or (ii) if the Loan is secured by a lien on a Mortgaged Property purchased by the borrower within one year of the origination of such Loan, the purchase price of such Mortgaged Property. In the case of Refinance Loans, the Collateral Value is the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing. No assurance can be given that the values of the Mortgaged Properties have remained or will remain at their levels as of the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Loans become equal to or greater than the value of the Mortgaged Properties, actual losses on the Loans could be higher than losses now generally experienced in the mortgage lending industry.

       The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Loans that will be property of the Trust Fund. Other than with respect to rates of interest, percentages (approximate) are stated by Principal Balance of the Loans as of the Cut-off Date and have been rounded in order to total 100%.


Loan Tables
                                                  Loan Rates(1)
                                        -----------------------------------
                                    Number of Loans        Aggregate Principal Balance
       Loan Rates (%)                                             Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
 6.250.......................                              $                                            %
 6.750.......................
 6.875.......................
 7.000.......................
 7.125.......................
 7.250.......................
 7.375.......................
 7.500.......................
 7.625.......................
 7.750.......................
 7.875.......................
 8.000.......................
 8.125.......................
 8.250.......................
 8.375.......................
 8.500.......................
 8.625.......................
 8.750.......................
 8.875.......................
 9.000.......................
 9.125.......................
 9.250.......................
 9.375.......................
 9.500.......................
 9.875.......................
10.000.......................
                                           --              -----------                            ------
Totals.......................                              $                                      100.00%
                                           --              -----------                            ------
                                           --              -----------                            ------


-------------------
(1) As of the Cut-off Date, the weighted average Loan Rate of the Loans (as so adjusted) is expected to be approximately ___%. Without such adjustment, the weighted average Loan Rate of the Loans is expected to be approximately ___% per annum.


                                         Original Loan-to-Value Ratios(1)
                                      ---------------------------------------
   Original Loan-to-Value           Number of Loans        Aggregate Principal Balance
          Ratios (%)                                              Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
50.00 and below..............                              $                                            %
50.01 to 55.00...............
55.01 to 60.00...............
60.01 to 65.00...............
65.01 to 70.00...............
70.01 to 75.00...............
75.01 to 80.00...............
80.01 to 85.00...............
85.01 to 90.00...............
90.01 to 95.00...............
                                           --              -----------                            ------
Totals.......................                              $                                      100.00%
                                           --              -----------                            ------
                                           --              -----------                            ------

-------------------
(1) The weighted average original Loan-to-Value Ratio of the Loans is expected to be approximately ___%.





                                       Current Loan Principal Balances(1)
                                       ----------------------------------
    Current Loan Amounts            Number of Loans        Aggregate Principal Balance
                                                                  Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
$      0 - $   50,000........                              $                                        %
$ 50,001 - $  100,000........
$100,001 - $  150,000........
$150,001 - $  200,000........
$200,001 - $  250,000........
$250,001 - $  300,000........
$300,001 - $  350,000........
$350,001 - $  400,000........
$400,001 - $  450,000........
$450,001 - $  500,000........
$500,001 - $  550,000........
$550,001 - $  600,000........
$600,001 - $  650,000........
$650,001 - $  750,000........
$750,001 - $1,000,000........
                                           --              -----------                          ------
Totals.......................                              $                                    100.00%
                                           --              -----------                          ------
                                           --              -----------                          ------

-------------------
(1)       As of the Cut-off Date, the average current Loan principal balance is
          expected to be approximately $           .




                                           Documentation Program for Loans
                                        ---------------------------------------
     Type of Program (1)            Number of Loans        Aggregate Principal Balance
                                                                  Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
Full Doc.....................                              $                                           %
NIV..........................




                                      S-23






                                           --              -----------                            ------
Totals.......................                              $                                      100.00%
                                           --              -----------                            ------
                                           --              -----------                            ------


-------------------
(1) See "The Loan Program--Underwriting Standards" herein and "Loan Program--Specific Underwriting Criteria; Underwriting Programs" in the Prospectus.



                                              Type of Mortgaged Properties
                                         --------------------------------------
        Property Type               Number of Loans        Aggregate Principal Balance
                                                                  Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
Single Family................                              $                                          %
Condominium..................
Mixed Use....................
Two- to Four-Family..........
Planned Unit Development.....
                                           --              -----------                          ------
Totals.......................                              $                                    100.00%
                                           --              -----------                          ------
                                           --              -----------                          ------




                                                Occupancy Types(1)
                                         ----------------------------------
       Occupancy Type               Number of Loans        Aggregate Principal Balance
                                                                  Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
Primary Residence............                              $                                          %
Investor Property............
Second Residence.............
                                           --              -----------                          ------
Totals.......................                              $                                    100.00%
                                           --              -----------                          ------
                                           --              -----------                          ------

-------------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                  State Distribution of Mortgaged Properties(1)
                                  ---------------------------------------------
            State                   Number of Loans        Aggregate Principal Balance
                                                                  Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------

                                                           $                                           %
Other (less than [2]%).......
                                           --              -----------                           ------
Totals.......................                              $                                     100.00%
                                           --              -----------                           ------
                                           --              -----------                           ------


-------------------

(1) Other includes other states with under [2]% concentrations individually. No more than approximately ___% of the Loans will be secured by Mortgaged Properties located in any one postal zip code area.


                                                 Purpose of Loans
                                        ----------------------------------
        Loan Purpose                Number of Loans        Aggregate Principal Balance
                                                                  Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
Purchase.....................                              $                                           %
Refinance (rate/term)........
Refinance (cash out).........
                                           --              -----------                           ------
Totals.......................                              $                                     100.00%
                                           --              -----------                           ------
                                           --              -----------                           ------




                                          Remaining Terms to Maturity(1)
                                      -----------------------------------------
 Remaining Term to Maturity         Number of Loans        Aggregate Principal Balance
          (Months)                                                Outstanding                Percent of Pool
------------------------------------------------------------------------------------------------------------------
180..........................
179..........................
178..........................
177..........................
176..........................
175..........................
174..........................
173..........................
172..........................
171..........................
170..........................
169..........................
168..........................
167..........................
166..........................
165..........................
164..........................
163..........................
162..........................
161..........................
160..........................
159..........................
158..........................
157..........................
156..........................
155..........................
154..........................
153..........................
152..........................
151..........................
150..........................
149..........................
148..........................
147..........................
146..........................
145..........................
144..........................
                                           --              -----------                           ------
Totals.......................                              $                                     100.00%
                                           --              -----------                           ------
                                           --              -----------                           ------

-------------------

           (1) As of the Cut-off Date, the weighted average remaining term to maturity of the Loans is expected to be approximately ___ months.

Sale of Loans

         At the time of issuance of the Securities, the Depositor will sell, assign and transfer to the Trust Fund all of its right, title and interest in and to each Loan (including its right to purchase any Additional Balances arising in the future), related Loan Agreements, mortgages [, security agreements] and other related documents (collectively, the "Related Documents"), without recourse, including all collections received on or with respect to each such Loan after the Cut-off Date (exclusive of payments in respect of accrued interest due on or prior to the

Cut-off Date or due in the month of ______). The Owner Trustee, concurrently with such transfer, will deliver the Securities. Each Loan sold, transferred and assigned to the Trust Fund will be identified on a schedule delivered to the Owner Trustee pursuant to the Purchase Agreement. Such schedule will include information as to the Cut-off Date Principal Balance of each Loan, as well as information with respect to the Loan Rate.

              The Purchase Agreement will permit each Seller to maintain possession of the Related Documents and certain other documents relating to the Loans (the "Mortgage Files") and the sale, transfer and assignment of the Loans to the Owner Trustee will be filed of public record.

         Within 90 days of on Assignment Event the Owner Trustee will review the Loans and the Related Documents and if any Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Owner Trustee, the Seller will be obligated to repurchase the Loan and to deposit the Repurchase Price into the Collection Account. Upon such retransfer, the Principal Balance of such Loan will be deducted from the Pool Balance. In lieu of any such repurchase, the Seller may substitute an Eligible Substitute Loan. Any such repurchase or substitution will be considered a payment in full of such Loan. The obligation of the Seller to accept a transfer of a Defective Loan is the sole remedy regarding any defects in the Loans and Related Documents available to the Owner Trustee or the holders.

         With respect to any Loan, the "Repurchase Price" is equal to the Principal Balance of such Loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

         An "Eligible Substitute Loan" is a Loan substituted by the Depositor for a Defective Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Loan for a Defective Loan, an aggregate outstanding Principal Balance) of not __% more or less than the Transfer Deficiency relating to such Defective Loan;
(ii) have a Loan Rate not less than the Loan Rate of the Defective Loan and not more than 1% in excess of the Loan Rate of such Defective Loan; (iii) have a Loan Rate based on the same Index Rate with adjustments to such Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective Loan; (iv) have a mortgage or security interest of the same or higher level of priority as the mortgage or security interest relating to the Defective Loan; (v) have a remaining term to maturity not more than ___ months earlier and not more than __ months later than the remaining term to maturity of the Defective Loan; (vi) comply with each representation and warranty as to the Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); (vii) in general, have an original Combined Loan-to-Value Ratio not greater than that of the Defective Loans; and (viii) satisfy certain other conditions specified in the Purchase Agreement. To the extent the Principal Balance of an Eligible Substitute Loan is less than the Principal Balance of the related Defective Loan, the Seller will be required to make a deposit to the Collection Account equal to such difference.

         Each Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Owner Trustee with respect to each Loan (e.g., Cut-off Date Principal Balance and the Loan Rate). In addition, each Seller will represent and warrant on the Closing Date that at the time of transfer to the Depositor, such Seller has sold, transferred and assigned all of its right, title and interest in each Loan and the Related Documents, free of any lien (subject to certain exceptions). Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the holders or the [Letter of Credit][Surety Bond] provider in the related Loan and Related Documents, such Seller will have a period of 90 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 90-day period, such Seller will be obligated to repurchase or substitute the Defective Loan from the Trust Fund. The same procedure and limitations that are set forth above for the repurchase or substitution of Defective Loans will apply to the transfer of a Loan that is required to be repurchased or substituted because of a breach of a representation or warranty in the Purchase Agreement that materially and adversely affects the interests of the holders.

         Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Loans."

                     MATURITY AND PREPAYMENT CONSIDERATIONS

         All of the Loans may be prepaid in full or in part at any time. The prepayment experience with respect to the Loans will affect the weighted average life of the Securities.

         The rate of prepayment on the Loans cannot be predicted. Neither the Depositor nor the Master Servicer is aware of any publicly available studies or statistics on the rate of prepayment of loans similar to the Loans. The prepayment experience of the Trust Fund with respect to the Loans may be affected by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Loan Rates on the Loans, the Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Loan Rates on the Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the Loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the Loans in stable or changing interest rate environments. Substantially all of the Loans contain due-on-sale provisions and the Master Servicer intends to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a due-on-sale provision will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" in the Prospectus.

         The yield to an investor who purchases the Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by such investor at the time such Securities were purchased.

         Collections on the Loans may vary due to, among other things, the seasonal purchasing and payment habits of borrowers. In addition, It is possible that borrowers may fail to make scheduled payments.

         No assurance can be given as to the level of prepayments that will be experienced by the Trust Fund and it can be expected that a portion of borrowers will not prepay their Loans to any significant degree. See "Yield and Prepayment Considerations" in the Prospectus.

                  DESCRIPTION OF THE MASTER SERVICING AGREEMENT

         The Master Servicer shall establish and maintain on behalf of the Owner Trustee an account (the "Collection Account") for the benefit of the holders. The Collection Account will be an Eligible Account (as defined herein). Subject to the investment provision described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Loans (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Master Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the [Distribution Account] or on such Distribution Date if approved by the Rating Agencies. Not later than the _____ Business Day prior to each Distribution Date (the "Determination Date"), the Master Servicer will notify the Owner Trustee and the Indenture Trustee of the amount of such deposit to be included in funds available for the related Distribution Date.

         The Owner Trustee and the Indenture Trustee will establish one or more accounts (each, a "Security Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to holders on a Distribution Date. The Security Account will be an Eligible Account. Amounts on deposit therein will be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

         An "Eligible Account" is (i) an account that is maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) one or more accounts with a depository institution having a minimum long-term unsecured debt rating of "____" by _____ and "____" by _____, which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC") established by such fund, (iii) a segregated trust account maintained with the Owner Trustee or an affiliate of the Owner Trustee in its fiduciary capacity or (iv) an account that is otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Owner Trustee, without reduction or withdrawal of their then current ratings of the Securities.

         "Eligible Investments" are specified in the Master Servicing Agreement and are limited to (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Securities, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each such Rating Agency; (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each such Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency; (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; and (ix) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; provided that no such instrument shall be an Eligible Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.


Allocations and Collections

         All collections on the Loans will generally be allocated in accordance with the Loan Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any Distribution Date, "Interest Collections" will be equal to the aggregate of the amounts collected during the related Collection Period, including Net Liquidation Proceeds (as defined below), allocated to interest pursuant to the terms of the Loan Agreements.

         As to any Distribution Date, "Principal Collections" will be equal to the sum of (i) the amounts collected during the related Collection Period, including Net Liquidation Proceeds, and allocated to principal pursuant to the terms of the Loan Agreements and (ii) any [Substitution Adjustment Amounts]. "Net Liquidation Proceeds" with respect to a Loan are equal to the aggregate of all amounts received upon liquidation of such Loan, including, without limitation, insurance proceeds, reduced by related expenses, but not including the portion, if any, of such amount that exceeds the Principal Balance of the Loan at the end of the Collection Period immediately preceding the Collection Period in which such Loan became a Liquidated Loan plus accrued and unpaid interest thereon through the date of liquidation.

         With respect to any date, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Loans as of such date. The Principal Balance of a Loan (other than a Liquidated Loan) on any day is equal to the Cut-off Date Principal Balance thereof, plus (i) any Additional Balances in respect of such Loan minus (ii) all collections credited against the Principal Balance of such Loan in accordance with the related Loan Agreement prior to such day. The Principal Balance of a Liquidated Loan after final recovery of related Liquidation Proceeds shall be zero.

Hazard Insurance

         The Master Servicing Agreement provides that the Master Servicer maintain certain hazard insurance on the Mortgaged Properties relating to the Loans. While the terms of the related Loan Agreements generally require borrowers to maintain certain hazard insurance, the Master Servicer will not monitor the maintenance of such insurance.

         The Master Servicing Agreement requires the Master Servicer to maintain for any Mortgaged Property relating to a Loan acquired upon foreclosure of a Loan, by deed in lieu of such foreclosure [or upon realization of a security interest], hazard insurance with extended coverage in an amount equal to the lesser of (a) the maximum insurable value of such Mortgaged Property or (b) the outstanding balance of such Loan plus the outstanding balance on any mortgage loan senior to such Loan at the time of foreclosure, deed in lieu of foreclosure [or realization upon the security interest], plus accrued interest and the Master Servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith. The Master Servicing Agreement provides that the Master Servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on such Mortgaged Properties. If such blanket policy contains a deductible clause, the Master Servicer will be obligated to deposit in the Collection Account the sums which would have been deposited therein but for such clause. The Master Servicer will satisfy these requirements by maintaining a blanket policy. As set forth above, all amounts collected by the Master Servicer (net of any reimbursements to the Master Servicer) under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property) will ultimately be deposited in the Collection Account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state laws and most of such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the Mortgaged Properties.

Realization Upon Defaulted Loans

         The Master Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Loans as come into default when in accordance with applicable servicing procedures under the Master Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided the Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Securityholders or the [related Seller].

Servicing Compensation and Payment of Expenses

         With respect to each Collection Period, other than the first Collection Period, the Master Servicer will retain from interest collections in respect of the Loan a portion of such interest collections as a monthly Servicing

Fee in the amount equal to ___% per annum ("Servicing Fee Rate") on the aggregate Principal Balances of the Loans as of the first day of each such Collection Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

         The Master Servicer will pay certain ongoing expenses associated with the Trust Fund and incurred by it in connection with its responsibilities under the Master Servicing Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the entity maintaining the Security Register relating to the Securities and any paying agent. In addition, the Master Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of holders to receive any related Net Liquidation Proceeds.


                          DESCRIPTION OF THE SECURITIES

General

         The Notes will be issued pursuant to the Indenture dated as of ___________, 199_, between the Trust Fund and _______________, as Indenture Trustee. The Certificates will be issued pursuant to the Trust Agreement dated as of ______________, 199_, among the Depositor, __________, and ______________, as Owner Trustee. The following is a description of the material provisions of the Securities, Indenture and Trust Agreement. As used herein, "Agreement" shall mean either the Trust Agreement or the Indenture, as the context requires.

         The Securities will be freely transferrable and exchangeable at the corporate trust office of the Owner Trustee, with respect to the Certificates or the Indenture Trustee with respect to the Notes.

Book-Entry Securities

         The Securities will be initially issued in book-entry form (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Book-Entry Securities ("Beneficial Owners") will hold their Securities through the Depository Trust Company ("DTC") in the United States[, or CEDEL or Euroclear (in Europe)] if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. [CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. [Citibank will act as depository for CEDEL and Chase will act as depository for Euroclear (in such capacities, individually the "Relevant Depository" and collectively the "European Depositories").] Investors may hold such beneficial interests in the Book-Entry Securities in minimum denominations representing Security Principal Balances of $1,000 and in integral multiples in excess thereof. Except as described below, no person acquiring a Book-Entry Security will be entitled to receive a physical certificate representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholder" of the Book-Entry Securities will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Securityholders as that term is used in the Agreements. Beneficial Owners are only permitted to exercise their rights indirectly through DTC participants and DTC.

Distributions

         On each Distribution Date, collections on the Loans will be applied in the following order of priority:

         (i)  to the Master Servicer, the Servicing Fee;

         (ii) as payment for the accrued interest due and any overdue accrued interest on the respective Security Principal Balance of the Notes and the Certificates;

         (iii) as principal on the Securities, the excess of Principal Collections over Additional Balances created during the preceding Collection Period, such amount to be allocated between the Notes and Certificates pro rata, based on their respective Security Principal Balances;

         (iv) as principal on the Securities, as payment for any Liquidation Loss Amounts on the Loans;

         (v) as payment for the premium for the [Letter of Credit][Surety Bond];

         (vi) to reimburse prior draws made on the [Letter of Credit][Surety Bond]; and

         (vii) any remaining amounts to the Seller.

         As to any Distribution Date, the "Collection Period" is the calendar month preceding the month of such Distribution Date.

         "Liquidation Loss Amount" means with respect to any Liquidated Loan, the unrecovered Principal Balance thereof at the end of the Collection Period in which such Loan became a Liquidated Loan after giving effect to the Net Liquidation Proceeds in connection therewith.

Interest

         Note Rate. Interest will accrue on the unpaid Security Principal Balance of the Notes at the per annum rate (the "Note Rate") equal to __% per annum from the Closing Date to the first Distribution Date and thereafter interest will accrue on the Notes from and including the preceding Distribution Date to but excluding such current Distribution Date (each, an "Interest Accrual Period") at [a floating rate equal to LIBOR (as defined herein) plus __%] [__%]. [Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period by 360.] A failure to pay interest on any Notes on any Distribution Date that continues for five days constitutes an Event of Default under the Indenture.

         Pass-Through Rate. Interest will accrue on the unpaid Security Principal Balance of the Certificates at the per annum rate (the "Pass-Through Rate") equal to __% per annum from the Closing Date to the first Distribution Date and thereafter interest will accrue on the Certificates for each Interest Accrual Period at [a floating rate equal to LIBOR (as defined herein) plus __%] [__%]. [Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.] A failure to pay interest on any Certificates on any Distribution Date that continues for five days constitutes an Event of Default under the Trust Agreement.

Optional Termination

         The Trust Fund will terminate on the Distribution Date following the earlier of (i) _________________________ and (ii) the final payment or other liquidation of the last Loan in the Trust Fund. The Loans will be subject to optional repurchase by the Master Servicer on any Distribution Date after the Principal Balance is reduced to an amount less than or equal to $ (5% of the initial Principal Balance). The repurchase price will be equal to the sum of the outstanding Principal Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the day preceding the final Distribution Date.


                                  THE DEPOSITOR

         Equity One ABS, Inc., the Depositor, is a Delaware corporation organized in March of 1997 for the limited purpose of acquiring, owning and transferring Trust Assets and selling interests therein or bonds secured thereby. The Depositor is a limited purpose wholly owned finance subsidiary of Equity One. The Depositor maintains its principal office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810. Its telephone number is (302) 478-6160.

                                  THE INDENTURE

         The following is a description of the material terms of the Indenture. Whenever particular sections or defined terms of the Indenture are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a description of certain additional terms of the Indenture.

Reports to Noteholders

         The Indenture Trustee will mail to each Noteholder, at such Noteholder's request, at its address listed on the note register maintained with the Indenture Trustee a report setting forth certain amounts relating to the Notes.

Events of Default; Rights Upon Event of Default

         With respect to the Notes, "Events of Default" under the Indenture will consist of the following: (i) a default for five days or more in the payment of any interest on any Note; (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the Trust Fund made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Trust Fund by the Indenture Trustee or to the Trust Fund and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding;
(iv) any representation or warranty made by the Trust Fund in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Trust Fund by the Indenture Trustee or to the Trust Fund and the Indenture Trustee by the holders of at least 25% in principal amount of Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the Trust Fund. [The amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, the failure to pay principal on the Notes generally will not result in the occurrence of an Event of Default until the final scheduled Distribution Date for such Notes.] If there is an Event of Default with respect to a Note due to late payment or nonpayment of interest due on a Note, additional interest will accrue on such unpaid interest at the interest rate on the Note (to the extent lawful) until such interest is paid. Such additional interest on unpaid interest shall be due at the time such interest is paid. If there is an Event of Default due to late payment or nonpayment of principal on a Note, interest will continue to accrue on such principal at the interest rate on the Note until such principal is paid. If an Event of Default should occur and be continuing with respect to the Notes, the Indenture Trustee or holders of a majority in principal amount of Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of the Notes then outstanding. If the Notes are due and payable following an Event of Default with respect thereto, the Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust Fund property or exercise remedies as a secured party. If an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee, and the holders of a majority in principal amount of the Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes. No holder of a Note will have the right to institute any proceeding with respect to the Indenture, unless (i) such holder previously has given the Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during the 60-day period by the holders of a majority in principal amount of the Notes. In addition, the Indenture Trustee and the Noteholders, by accepting the Notes, will covenant that they will not at any time institute against the Trust Fund any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law. With respect to the Trust Fund, neither the Indenture Trustee nor the Owner Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in the Trust Fund nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust Fund contained in the Indenture.

Certain Covenants

         The Indenture will provide that the Trust Fund may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust Fund's obligation to make due and punctual payments upon the Notes and the performance or observance of any agreement and covenant of the Trust Fund under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Trust Fund has been advised that the ratings of the Securities then in effect would not be reduced or withdrawn by any Rating Agency as a result of such merger or consolidation and (v) the Trust Fund has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust Fund or to any Noteholder or Certificateholder. The Trust Fund will not, among other things, (i) except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former Noteholder because of the payment of taxes levied or assessed upon the Trust Fund, (iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust Fund or any part thereof, or any interest therein or the proceeds thereof. The Trust Fund may not engage in any activity other than as specified under "The Trust Fund" herein. The Trust Fund will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes and the Indenture.

Annual Compliance Statement

         The Trust Fund will be required to file annually with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

Indenture Trustee's Annual Report

         The Indenture Trustee will be required to mail each year to all Noteholders a report relating to any change in its eligibility and qualification to continue as Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of any indebtedness owing by the Trust Fund to the Indenture Trustee in its individual capacity, any change in the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported, but if no such changes have occurred, then no report shall be required.

Satisfaction and Discharge of Indenture

         The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all the Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all the Notes.

Modification of Indenture

         With the consent of the holders of a majority in principal amount of the Notes then outstanding, the Trust Fund and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Noteholders. Without the consent of the holder of each outstanding Note affected thereby, however, no supplemental indenture will (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust Fund, the Depositor or an affiliate of any of them; (v) decrease the percentage of the aggregate principal amount of Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vi) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture. The Trust Fund and the Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Noteholders; provided that such action will not materially and adversely affect the interest of any Noteholder.

Voting Rights

         At all times, the voting rights of Noteholders under the Indenture will be allocated among the Notes pro rata in accordance with their outstanding principal balances.

Certain Matters Regarding the Indenture Trustee and the Depositor

         Neither the Depositor, the Indenture Trustee nor any director, officer or employee of the Depositor or the Indenture Trustee will be under any liability to the Trust Fund or the related Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment; provided, however, that none of the Indenture Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. Any such indemnification by the Trust Fund will reduce the amount distributable to the Noteholders. All persons into which the Indenture Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Indenture Trustee under each Indenture.


                               THE TRUST AGREEMENT

         The following is a description of the material terms of the Trust Agreement. Whenever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a description of certain additional terms of the Trust Agreement.

Amendment

         The Trust Agreement may be amended by the Depositor and the Owner Trustee, without consent of the holders, to cure any ambiguity, to correct or supplement any provision or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of such holders; provided, however, that such action will not, as evidenced by an opinion of counsel satisfactory to the Owner Trustee, adversely affect in any material respect the interests of any holders. The Trust Agreement may also be amended by the Depositor and the Owner Trustee with the consent of the holders of Certificates evidencing at least a majority in principal amount of then outstanding Certificates and holders owning Voting Interests (as herein defined) aggregating not less than a majority of the aggregate Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of such holders.

Insolvency Event

         "Insolvency Event" means, with respect to any person, any of the following events or actions; certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such person and certain actions by such person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. Upon termination of the Trust Fund, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust Fund (other than the Collection Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Loans will be treated as collections on the Loans and deposited in the Collection Account. The Trust Agreement will provide that the Owner Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the Trust Fund without the unanimous prior approval of all holders (including the Depositor) of the Trust Fund and the delivery to the Owner Trustee by each holder (including the Depositor) of a certificate certifying that the holder reasonably believes that the Trust Fund is insolvent.

Liability of the Depositor

         Under the Trust Agreement, the Depositor will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a holder in the capacity of an investor with respect to the Trust Fund) arising out of or based on the arrangement created by the Trust Agreement.

Voting Interests

         As of any date, the aggregate principal balance of all Certificates outstanding will constitute the voting interest of the Issuer (the "Voting Interests"), except that, for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates (other than the Depositor) will be disregarded and deemed not to be outstanding, and except that, in determining whether the Owner Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer or its affiliates.

Certain Matters Regarding the Owner Trustee and the Depositor

         Neither the Depositor, the Owner Trustee nor any director, officer or employee of the Depositor or the Owner Trustee will be under any liability to the Trust Fund or the related holders for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Owner Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Subject to certain limitations set forth in the Trust Agreement, the Owner Trustee and any director, officer, employee or agent of the Owner Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Trust Agreement other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Trust Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any such indemnification by the Trust Fund will reduce the amount distributable to the holders. All persons into which the Owner Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Owner Trustee under each Trust Agreement.

                            ADMINISTRATION AGREEMENT

         The _________________, in its capacity as "Administrator," will enter into the "Administration Agreement" with the Trust Fund and the Owner Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide notices and perform other administrative obligations required by the Indenture and the Trust Agreement.


                              THE INDENTURE TRUSTEE

         [ ] is the Indenture Trustee under the Indenture. The mailing address of the Indenture Trustee is [ ], Attention: Corporate Trust Department.


                                THE OWNER TRUSTEE

         [ ] is the Owner Trustee under the Trust Agreement. The mailing address of the Owner Trustee is [ ], Attention: Corporate Trust Administration.


                                 USE OF PROCEEDS

         The net proceeds from the sale of the Securities will be applied by the Depositor towards the purchase price of the Loans.


                         FEDERAL INCOME TAX CONSEQUENCES

         General

         The following discussion, which summarizes the material United States federal income tax aspects of the purchase, ownership and disposition of the Notes and Certificates, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the United States federal income tax laws which may be relevant to Noteholders and Certificateholders in light of their personal investment circumstances or to certain types of Certificateholders subject to special treatment under the United States federal income tax laws (for example, tax exempt investors, banks and life insurance companies). Accordingly, investors should consult their tax advisors regarding United States federal, state, local, foreign and any other tax consequences to them of investing in the Notes and Certificates.


Tax Characterization of the Trust Fund as a Partnership

         Stradley, Ronon, Stevens & Young, LLP, special counsel to the Depositor ("Tax Counsel"), is of the opinion that the Trust Fund will not be an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on Tax Counsel's conclusions that (1) the Trust Fund will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation and (2) the nature of the income of the Trust Fund exempts it from the rule that certain publicly traded partnerships are taxable as corporations, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

         If the Trust Fund was taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

Tax Consequences to Holders of the Notes

         The Trust Fund will agree, and the Noteholders will agree by their purchase of the Notes, to treat the Notes as debt for federal income tax purposes. Based on the application of existing law to the facts as set forth in the Agreement and other relevant documents and assuming compliance with the terms of the Agreement as in effect on the date of issuance of the Notes and Certificates, Tax Counsel is of the opinion that the Notes will be treated as debt instruments for federal income tax purposes as of such date. See "Federal Income Tax Consequences--Tax Consequences to Holders of the Notes" in the Prospectus.

         It is not anticipated that the Notes will be issued with original issue discount ("OID"). The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.


Tax Consequences to Holders of the Certificates

         The Trust Fund and the Master Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership.

         As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans. See "Federal Income Tax Consequences--Tax Consequences to Holders of the Certificates" in the Prospectus.

         The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a United States trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. See "Federal Income Tax Consequences--Tax Consequences to Holders of the Certificates--Tax Consequences to Foreign Certificateholders" in the Prospectus.


                             STATE TAX CONSEQUENCES

         In addition to the federal income tax consequences described in "Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities offered hereunder. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Securities offered hereunder.


                              ERISA CONSIDERATIONS

General

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to Section 4975 of the Code ("Plans") and on persons who are parties in interest or disqualified persons ("Parties in Interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Securities should consult with its counsel with respect to the potential consequences under ERISA, and the Code, of the Plan's acquisition and ownership of the Securities. See "ERISA Considerations" in the Prospectus. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

Prohibited Transactions

General

         Section 406 of ERISA prohibits Parties in Interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on Parties in Interest which engage in non-exempt prohibited transactions.

Plan Asset Regulation

         The United States Department of Labor ("DOL") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the [Notes/Certificates] were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Trust Fund could be considered to hold plan assets by reason of a Plan's investment in the Notes. Such plan assets would include an undivided interest in any assets held by the Trust Fund. In such an event, the Trustee and other persons, in providing services with respect to the Trust Fund's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA, and Section 4975 of the Code with respect to transactions involving the Trust Fund's assets. Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Assets Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, DOL has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Assets Regulation, DOL declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. Stradley, Ronon, Stevens & Young, LLP ("ERISA Counsel") has rendered its opinion that the Notes will be classified as indebtedness without substantial equity features for ERISA purposes. ERISA Counsel's opinion is based upon the terms of the Notes, the opinion of Tax Counsel that the Notes will be classified as debt instruments for federal income tax purposes and the ratings which have been assigned to the Notes. However, if contrary to ERISA Counsel's opinion the Notes are deemed to be equity interests in the Trust Fund and no statutory, regulatory or administrative exemption applies, the Trust Fund could be considered to hold plan assets by reason of a Plan's investment in the Notes.

The Underwriter's Exemption

         DOL has granted to [ ] (the "Underwriter") an administrative exemption (Prohibited Transaction Exemption _____ (the "Exemption")) which exempts from the application of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code transactions relating to (i) the acquisition, sale and holding by Plans of certificates representing an undivided interest in certain asset backed pass-through trusts with respect to which the Underwriter or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (ii) the servicing, operation and management of such asset backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the Certificates by a Plan provided that certain conditions (some of which are described below) are met.

         Among the conditions that must be satisfied for the Exemption to apply are the following:

         (1) the acquisition of the Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) the rights and interest evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Certificates of the trust;

         (3) the Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Moody's Investors Service, Inc, Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc.;

         (4) the trustee must not be an affiliate of the Underwriter, the Trustee, any Master Servicer, any obligor with respect to assets held in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund;

         (5) the sum of all payments made to and retained by the Underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retain by the Issuer pursuant to the assignment of the Loans to the Trust Fund represents not more than the fair market value of such Loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under a master agreement and reimbursements of such person's reasonable expenses in connection therewith; and

         (6) the Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         The Underwriter believes that the Exemption will apply to the acquisition and holding of the Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.

Review by Plan Fiduciaries

         Any Plan fiduciary considering whether to purchase any Securities on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Securities, a fiduciary of a Plan should make its own determination as to whether the Trust Fund, as obligor on the Securities, is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. Purchasers should analyze whether the decision may have an impact with respect to purchases of the Securities.


                         LEGAL INVESTMENT CONSIDERATIONS

         The appropriate characterization of the Securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Securities, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Securities will constitute legal investments for them. The Depositor makes no representation as to the proper characterization of the Securities for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase Securities under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Securities) may adversely affect the liquidity of the Securities.


                                  UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and [ ] (the "Underwriting Agreement"), the Depositor has agreed to sell to [ ] (the "Underwriter"), and the Underwriter has agreed to purchase from the Depositor, the Securities. The Underwriter is obligated to purchase all the Securities offered hereby if any are purchased. Distribution of the Securities will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor are expected to be $________________ from the sale of the Notes and $___________ from the sale of the Certificates, before deducting expenses payable by the Depositor of $_________. In connection with the purchase and sale of the Securities, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts, concessions or commissions.

         The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or contribute payments the Underwriter may be required to make in respect thereof. The Depositor is an affiliate of the Underwriter. The Underwriter is an affiliate of the Depositor.


                                  LEGAL MATTERS

         Certain legal matters with respect to the Securities will be passed upon for the Depositor by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania and for the Underwriter by
-----------------------------.


                                     RATINGS

         It is a condition to issuance that each class of the Notes be rated be rated not lower than "_________" by [ ] and _______ by [ ]. It is a condition to issuance that the Certificates be rated at least "___" by [ ] and "___" by [ ]. A securities rating addresses the likelihood of the receipt by Certificateholders and Noteholders of distributions on the Loans. The rating takes into consideration the structural, legal and tax aspects associated with the Certificates and Notes. The ratings on the Securities do not, however, constitute statements regarding the possibility that Certificateholders or Noteholders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

         [The ratings assigned by Duff & Phelps Credit Rating Co. ("DCR") to securities address the likelihood of the receipt by the holders of such securities of all distributions to which they are entitled under the transaction structure. DCR's ratings reflect its analysis of the riskiness of the mortgages and its analysis of the structure of the transaction as set forth in the operative documents. DCR's ratings do not address the effect on yield on the securities attributable to prepayments or recoveries on the underlying assets.]

         [The ratings assigned by Fitch Investors Service, L.P. ("Fitch") to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Fitch's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such securities, and the extent to which the payment stream on the pool is adequate to make the payments required by such securities. Fitch ratings on such securities do not, however, constitute a statement regarding frequency of prepayments of the assets.]

         [The ratings assigned by Moody's Investors Service, Inc. ("Moody's") to securities address the likelihood of the receipt by holders of securities of all distributions to which such holders of securities are entitled. Moody's ratings on securities do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of securities might suffer a lower than anticipated yield as a result of prepayments.]

         [The ratings assigned by Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies ("Standard & Poor's"), to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Standard & Poor's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such securities, and the extent to which the payment stream on such pool is adequate to make payments required by such securities. Standard & Poor's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related assets. The letter "r" attached to a Standard & Poor's rating highlights derivative, hybrid and certain other types of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol in the rating of a class of securities should not be taken as an indication that such securities will exhibit no volatility or variability in total return.]

         The Depositor has not requested a rating of the Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Certificates or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Certificates could be lower than the respective ratings assigned by the Rating Agencies.

                             INDEX OF DEFINED TERMS

                                                                       Page
                                                                       ----
Additional Balances.....................................................S-3
Administrator..........................................................S-37
Agreement..............................................................S-31
Beneficial Owners......................................................S-31
BIF....................................................................S-28
Book-Entry Securities.............................................S-8, S-31
Business Day............................................................S-6
Cede....................................................................S-8
CEDEL...................................................................S-8
Certificate Insurer.....................................................S-1
Certificates.......................................................S-1, S-3
Chase...................................................................S-8
Citibank................................................................S-8
Code...................................................................S-37
Collateral Value.......................................................S-21
Collection Account................................................S-6, S-28
Collection Period.................................................S-7, S-32
Collections.............................................................S-6
Combined Loan-to-Value Ratio......................................S-5, S-21
Cut-off Date............................................................S-3
Cut-off Date Pool Principal Balance...............................S-5, S-20
Cut-off Date Principal Balance..........................................S-3
DCR....................................................................S-42
Defective Loans........................................................S-27
Definitive Security...............................................S-8, S-31
Depositor...............................................................S-1
Determination Date................................................S-4, S-28
Distribution Date.......................................................S-1
DTC...............................................................S-8, S-31
Due Date..........................................................S-5, S-20
Eligible Account.......................................................S-28
Eligible Investments...................................................S-29
Eligible Substitute Loan...............................................S-27
Equity One.............................................................S-15
Equity One Standards...................................................S-16
ERISA............................................................S-11, S-39
ERISA Counsel..........................................................S-40
Euroclear...............................................................S-8
European Depositories..................................................S-31
Events of Default......................................................S-33
Exemption..............................................................S-40
Fitch..................................................................S-42
FNMA...................................................................S-16
Indenture..........................................................S-1, S-4
Indenture Trustee..................................................S-1, S-4
Insolvency Event.......................................................S-36
Interest Accrual Period...........................................S-7, S-32
Interest Collections....................................................S-6
Issuer..................................................................S-3
Liquidated Loan.........................................................S-4
Liquidation Loss Amount.................................................S-7
Loan Agreements........................................................S-20
Loan Rate...............................................................S-5

                                                                       Page
                                                                       ----
Loan-to-Value Ratio....................................................S-21
Loans .......................................................S-1, S-3, S-20
Master Servicer.........................................................S-4
Mixed Use Loan...............................................S-1, S-3, S-20
Moody's................................................................S-42
Mortgage Files.........................................................S-27
Net Liquidation Proceeds...............................................S-29
Note Rate....................................................S-1, S-7, S-32
Noteholders.............................................................S-4
Notes..............................................................S-1, S-3
OID..............................................................S-10, S-38
Owner Trustee .....................................................S-1, S-4
Pass-Through Rate............................................S-1, S-7, S-32
Plan.............................................................S-11, S-39
Plan Asset Regulation..................................................S-39
Policy.............................................................S-1, S-3
Pool Balance......................................................S-3, S-30
Principal Balance.......................................................S-4
Principal Collections.............................................S-6, S-29
Purchase Agreement......................................................S-5
Rating Agency .........................................................S-11
Refinance Loan.........................................................S-21
Related Documents......................................................S-26
Relevant Depository....................................................S-31
Repurchase Price.......................................................S-27
Residential Loan.............................................S-1, S-3, S-20
SAIF...................................................................S-28
Securities.........................................................S-1, S-3
Security Account.......................................................S-28
Security Principal Balance..............................................S-6
Sellers.................................................................S-4
Servicing Fee Rate.....................................................S-31
SMMEA..................................................................S-11
Standard & Poor's......................................................S-42
Tax Counsel.......................................................S-9, S-37
Trust Agreement....................................................S-1, S-4
Trust Fund.........................................................S-1, S-3
Underwriter.................................................S-2, S-40, S-41
Underwriting Agreement.................................................S-41
Voting Interests.......................................................S-36

                                                                            Page
                                                                            ----

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR THE UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH THEY RELATE OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THEIR RESPECTIVE DATES.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT
[to be completed]

PROSPECTUS
[to be completed]


                                 $______________






                               EQUITY ONE MORTGAGE
                                      LOAN
                                  TRUST 199___
                             $______ [] ASSET BACKED
                                      NOTES
                             $______ [] ASSET BACKED
                                  CERTIFICATES




                                EQUITY ONE ABS, INC.
                                   (Depositor)

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                   SUBJECT TO COMPLETION, DATED JUNE 16, 1997



PROSPECTUS

                              EQUITY ONE ABS, INC.

                                    Depositor


                                  $325,000,000


                               (Aggregate Amount)
                             Asset Backed Securities

                              (Issuable in Series)

                                  ------------


      This Prospectus relates to the issuance of Asset Backed Certificates (the "Certificates") and Asset Backed Notes (the "Notes" and, together with the Certificates, the "Securities"), which may be sold from time to time in one or more series (each, a "Series") by Equity One ABS, Inc. (the "Depositor") or by a Trust Fund (as defined below) on terms determined at the time of sale and described in this Prospectus and the related Prospectus Supplement. The Securities of a Series will consist of Certificates which evidence beneficial ownership of a trust established by the Depositor (each, a "Trust Fund"), and/or Notes secured by the assets of a Trust Fund. As specified in the related Prospectus Supplement, the Trust Fund for a Series of Securities will include certain assets (the "Trust Fund Assets") which will consist of the following types of loans (the "Loans"): (i) mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties (each, a "Residential Loan") and (B) mixed commercial/residential use properties and other multi-family residential properties (each, a "Mixed Use Loan" and, together with the Residential Loans, the "Mortgage Loans") and (ii) revolving home equity loans or certain balances thereof (the "Revolving Credit Line Loans") secured by first and/or subordinate liens on one- to four-family residential properties. The Trust Fund Assets will be acquired by the Depositor, either directly or indirectly, from one or more institutions (each, a "Seller"), which may be affiliates of the Depositor, and conveyed by the Depositor to the related Trust Fund. Trust Fund Assets also may include insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit to the extent described in the related Prospectus Supplement. See "Index of Defined Terms" on Page 100 of this Prospectus for the location of the definitions of certain capitalized terms.


      Each Series of Securities will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the related Trust Fund Assets. Each class of Notes of a Series will be secured by the related Trust Fund Assets or, if so specified in the related Prospectus Supplement, a portion thereof. A Series of Securities may include one or more classes that are senior in right of payment to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Securities of such Series or after the occurrence of specified events, in each case as specified in the related Prospectus Supplement.

      Distributions to holders of Securities ("Securityholders") will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Securities of a Series will be made from the related Trust Fund Assets or proceeds thereof pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement.


      The related Prospectus Supplement will describe any insurance or guarantee provided with respect to the related Series of Securities or the Loans underlying such Series of Securities. The only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from each Seller and to assign to the Trustee for the related Series of Securities the Depositor's rights with respect to such representations and warranties. The principal obligations of the Servicer named in the related Prospectus Supplement with respect to the related Series of Securities will be limited to obligations pursuant to certain representations and warranties and to its contractual servicing obligations, including any obligation it may have to advance delinquent payments on the related Trust Fund Assets.


      The yield on each class of Securities of a Series will be affected by, among other things, the rate of payments of principal (including prepayments) on the related Trust Fund Assets and the timing of receipt of such payments as described under "Risk Factors--Prepayment and Yield Considerations" and "Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described under "The Agreements--Termination; Optional Termination" herein and in the related Prospectus Supplement.

      If specified in the related Prospectus Supplement, one or more elections may be made to treat a Trust Fund or specified portions thereof as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. See "Federal Income Tax Consequences."

                                  ------------


     FOR A DISCUSSION OF RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE THE INFORMATION UNDER "RISK FACTORS" ON PAGE 14.


 THE CERTIFICATES OF A GIVEN SERIES WILL REPRESENT BENEFICIAL INTERESTS IN, AND
  THE NOTES OF A GIVEN SERIES WILL REPRESENT OBLIGATIONS OF, THE RELATED TRUST FUND ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR,
    THE SERVICER, ANY SELLER OR ANY AFFILIATES THEREOF, EXCEPT TO THE EXTENT DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT. THE SECURITIES AND THE LOANS
WILL NOT BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY
 OR BY THE DEPOSITOR OR ANY OTHER PERSON OR ENTITY, EXCEPT IN EACH CASE TO THE
             EXTENT DESCRIBED IN THE RELATED PROSPECTUS SUPPLEMENT.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  ------------


     It is not expected that the Securities for any transaction contemplated under this Prospectus will be listed on a national securities exchange or that such Securities would be quoted on an automated quotation system of a registered securities association. In addition, prior to issuance there will have been no market for the Securities of any Series. Accordingly, there can be no assurance that a secondary market for any Securities will develop, or if it does develop, that it will continue or provide Securityholders with a sufficient level of liquidity of investment. This Prospectus may not be used to consummate sales of Securities of any Series unless accompanied by a Prospectus Supplement. Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.


[              ], 1997

      Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

              PROSPECTUS SUPPLEMENT OR CURRENT REPORT ON FORM 8-K

      The Prospectus Supplement or Current Report on Form 8-K relating to the Securities of each Series to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) the aggregate principal amount, interest rate and authorized denominations of each class of such Series of Securities; (ii) information as to the assets comprising the Trust Fund, including the general characteristics of the related Trust Fund Assets included therein and, if applicable, the insurance policies, surety bonds, guaranties, letters of credit or other instruments or agreements included in the Trust Fund or otherwise, and the amount and source of any reserve account or other cash account; (iii) the circumstances, if any, under which the Trust Fund may be subject to early termination; (iv) the circumstances, if any, under which the Notes of such Series are subject to redemption; (v) the method used to calculate the amount of principal to be distributed or paid with respect to each class of Securities; (vi) the order of application of distributions or payments to each of the classes within such Series, whether sequential, pro rata, or otherwise; (vii) the Distribution Dates with respect to such Series;
(viii) additional information with respect to the method of distribution of such Securities; (ix) whether one or more REMIC elections will be made with respect to the Trust Fund and, if so, the designation of the regular interests and the residual interests; (x) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (xi) the stated maturity of each class of Notes of such Series; (xii) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate in right of payment to any other class; and
(xiii) information as to the Sellers, the Servicer and the Trustee.

                             AVAILABLE INFORMATION

      The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain descriptions of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a Web site at http://www.sec.gov from which such Registration Statement and exhibits may be obtained.

      No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus. Neither the Depositor nor the Servicer for any Series intends to file with the Commission periodic reports with respect to the related Trust Fund following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Exchange Act.

      The Trustee or such other entity specified in the related Prospectus Supplement on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Additionally, the Trustee will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of record of a Security of such Series. Such requests should be directed to the corporate trust office of the Trustee or the address of such other entity specified in the accompanying Prospectus Supplement. Included in the accompanying Prospectus Supplement is the name, address, telephone number, and, if available, facsimile number of the office or contact person at the corporate trust office of the Trustee or such other entity.

                          REPORTS TO SECURITYHOLDERS


     Periodic and annual reports concerning the related Trust Fund for a Series of Securities will be forwarded to Securityholders. Unless and until the Securities are issued in definitive certificated form, periodic reports concerning the assets of the related Trust Fund for a Series of Securities will be forwarded to Cede & Co. ("Cede") as nominee of The Depository Trust Company ("DTC") and registered Securityholder of such Securities. Cede will make such reports available to the persons holding beneficial ownership of such Securities ("Beneficial Owners") upon request. See "Description of the Securities--Reports to Securityholders." Any reports forwarded to Securityholders will not contain financial information that has been examined and reported upon by, with an opinion expressed by, an independent public or certified public accountant. The Depositor will file with the Commission such periodic reports with respect to the related Trust Fund as are required under the Exchange Act, as amended, and the rules and regulations of the Commission thereunder.

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                            SUMMARY OF TERMS

      This summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement with respect to the Series of Securities offered thereby and to the related Agreement (as such term is defined below) which will be prepared in connection with each Series of Securities. Unless otherwise specified, capitalized terms used and not defined in this Summary of Terms have the meanings given to them in this Prospectus and in the related Prospectus Supplement. See "Index of Defined Terms" on Page 100 of this Prospectus for the location of the definitions of certain capitalized terms.

Title of Securities...  Asset Backed Certificates (the "Certificates") and Asset
                        Backed Notes (the "Notes" and, together with the Certificates, the "Securities"), which are issuable in Series.


Issuer................  With respect to each Series of Securities, the trust
                        ("Trust Fund") to be formed pursuant to either a trust agreement or a pooling and servicing agreement.

Depositor.............  Equity One ABS, Inc., a Delaware corporation. Equity One
                        ABS, Inc. is a limited purpose wholly owned finance subsidiary of Equity One, Inc., a Delaware Corporation ("Equity One"). Equity One is a wholly owned operating subsidiary of Banco Popular, FSB, a federal savings bank with principal offices in Newark, New Jersey (the "Bank"), which in turn in an indirect wholly owned subsidiary of Popular, Inc., a diversified, publicly owned bank holding company incorporated under the General Corporation Law of Puerto Rico ("Popular").


Trustee...............  The trustee(s) (the "Trustee") for each Series of
                        Securities will be specified in the related Prospectus Supplement. See "The Agreements" for a description of the Trustee's rights and obligations.

Servicer..............  The entity or entities named as Servicer (the
                        "Servicer") in the related Prospectus Supplement, which may be an affiliate of the Depositor. See "The Agreements--Certain Matters Regarding the Servicer and the Depositor."

Trust Fund Assets.....  Assets of the Trust Fund for a Series of Securities will include certain assets (the "Trust Fund Assets") which will consist of the Loans, together with payments in respect of such Trust Fund Assets, as specified in the related Prospectus Supplement. At the time of issuance of the Securities of the Series, the Depositor will cause the Loans comprising the related Trust Fund to be conveyed to the Trustee, without recourse. The Loans will be collected in a pool (each, a "Pool") as of the first day of the month of the issuance of the related Series of Securities or such other date specified in the related Prospectus Supplement (the "Cut-off Date"). Trust Fund Assets also may include insurance policies, surety bonds, cash accounts, reinvestment income, guaranties or letters of credit to the extent described in the related Prospectus Supplement. See "Credit Enhancement." In addition, if the related Prospectus Supplement so provides, the related Trust Fund Assets will include the funds on deposit in an account (a "Pre-Funding Account") which will be used to purchase additional Loans during the period specified in such Prospectus Supplement. See "The Agreements--Pre-Funding Account."


Pre-Funding Account...  If so provided in the related Prospectus Supplement, on the Closing Date the Depositor will deposit cash in an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement into the Pre-Funding Account. The Pre-Funded Amount may comprise up to 25% of the initial aggregate principal amount of the Certificates and/or Notes of the related Series of Securities. The Pre-Funded Amount will be used to purchase Loans ("Subsequent Loans") in a period from the related Closing Date to a date not more than one year after such Closing Date (such period, the "Funding Period") from the Depositor. See "Risk Factors--Pre-Funding Account and Possibility of Prepayment" and "The Agreements-- Pre-Funding Account."

Loans.................  The Loans will consist of (i) mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties (each, a "Residential Loan") and (B) mixed commercial/residential use properties and other multi-family residential properties (each, a "Mixed Use Loan" and, together with the Residential Loans, the "Mortgage Loans") and
                        (ii) revolving home equity loans or certain balances thereof (the "Revolving Credit Line Loans")


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                                       4

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                        secured by first and/or subordinate liens on one- to
                        four-family residential properties. All Loans will have been purchased by the Depositor, either directly or through an affiliate, from one or more Sellers. The Sellers will have either originated the Loans or purchased the Loans from other lenders.

                        As specified in the related Prospectus Supplement, the Revolving Credit Line Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Mortgaged Property, as described in the related Prospectus Supplement.



Balloon Payments......  Certain of the Loans as of the related Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments at their stated maturity ("Balloon Payments"). See "Risk Factors--Balloon Payments and Risk of Losses."


Description of
  the Securities......  Each Security will represent a beneficial ownership interest in, or be secured by the assets of, a Trust Fund created by the Depositor pursuant to an Agreement among the Depositor, the Servicer and the Trustee for the related Series. The Securities of any Series may be issued in one or more classes as specified in the related Prospectus Supplement. A Series of Securities may include one or more classes of senior Securities (collectively, the "Senior Securities") and one or more classes of subordinated Securities (collectively, the "Subordinated Securities"). Certain Series or classes of Securities may be covered by insurance policies or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related Prospectus Supplement.

                        One or more classes of Securities of each Series (i) may be entitled to receive distributions allocable only to principal, only to interest or to any combination thereof; (ii) may be entitled to receive distributions only of prepayments of principal throughout the lives of the Securities or during specified periods; (iii) may be subordinated in the right to receive distributions of scheduled payments of principal, prepayments of principal, interest or any combination thereof to one or more other classes of Securities of such Series throughout the lives of the Securities or during specified periods; (iv) may be entitled to receive such distributions only after the occurrence of events specified in the related Prospectus Supplement; (v) may be entitled to receive distributions in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets; (vi) as to Securities entitled to distributions allocable to interest, may be entitled to receive interest at a fixed rate or a rate that is subject to change from time to time; and (vii) as to Securities entitled to distributions allocable

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                                       5

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                        to interest, may be entitled to distributions allocable
                        to interest only after the occurrence of events specified in the related Prospectus Supplement and may accrue interest until such events occur, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time, as specified in the related Prospectus Supplement.


No Exchange Listing...  It is not expected that the Securities for any transaction contemplated under this Prospectus will be listed on a national securities exchange or that such Securities would be quoted on an automated quotation system of a registered securities association.

Form and Registration
of the Securities.....  If so specified in the related Prospectus Supplement, the Securities will be available in book-entry form. Persons acquiring beneficial ownership interest in the Securities ("Beneficial Owners") will hold such Securities through the book-entry facilities of The Depository Trust Company ("DTC"). Transfers within DTC will be made in accordance with the usual rules and operating procedures of DTC. So long as each class of Securities is in book-entry form, each such class will be evidenced by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of DTC. The interests of the Beneficial Owners will be represented by book-entries on the records of DTC and participating members thereof. No Beneficial Owner will be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Securities are issued under the limited circumstances described herein. All references in this Prospectus to any class of Securities reflect the rights of the Beneficial Owners of such class only as such rights may be exercised through DTC and its participating members so long as such class of Securities is held by DTC. See "Risk Factors--Book Entry Registration" and "Description of the Securities--Book Entry Registration of Securities."


Distributions on
  the Securities......  Distributions on the Securities entitled thereto will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement (each, a "Distribution Date") out of the payments received in respect of the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securities as described under "Credit Enhancement" herein to the extent specified in the related Prospectus Supplement. The amount allocable to payments of principal and interest on any Distribution Date will be determined as specified in the related Prospectus Supplement. The Prospectus Supplement for a Series of Securities will describe the method for allocating distributions among Securities of different classes as well as the method for allocating distributions among Securities for any particular class.


                        The Securities will have an aggregate original principal balance and will bear interest at such interest rate as may be specified in the related Prospectus Supplement.


                        The rate at which interest will be passed through or paid to holders of each class of Securities entitled thereto may be a fixed rate or a rate that is subject to change from time to time from the time and for the periods, in each case, as specified in the related Prospectus Supplement. Any such rate may be calculated on a loan-by-loan, weighted average or notional amount, in each case as described in the related Prospectus Supplement.

Credit Enhancement....  The assets in a Trust Fund or the Securities of one or more classes in the related Series may have the benefit of one or more types of credit enhancement as described in the related Prospectus Supplement. The protection against losses afforded by any such credit support may be limited. The type, characteristics and amount of credit enhancement

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                                       6

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                        will be determined based on the characteristics of the
                        Loans comprising the Trust Fund Assets and will be established on the basis of requirements of each Rating Agency rating the Securities of such Series. See "Credit Enhancement."


A. Subordination......  A Series of Securities may consist of one or more classes of Senior Securities and one or more classes of Subordinated Securities. The rights of the holders of the Subordinated Securities of a Series to receive distributions with respect to the assets in the related Trust Fund will be subordinated to such rights of the holders of the Senior Securities of the same Series to the extent described in the related Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Securities of the full amount of monthly payments of principal and interest due them. The protection afforded to the holders of Senior Securities of a Series by means of the subordination feature will be accomplished by
                        (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Securities, the amounts of interest and/or principal due them on each Distribution Date out of the funds available for distribution on such date in the related Security Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future distributions on the assets in the related Trust Fund that would otherwise have been payable to the holders of Subordinated Securities; (ii) reducing the ownership interest (if applicable) of the related Subordinated Securities; or (iii) a combination of clauses (i) and
                        (ii) above. If so specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies or losses due to the bankruptcy or fraud of the borrower. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a class or classes of Subordinated Securities in a Series, the circumstances in which such subordination will be applicable, and the manner, if any, in which the amount of subordination will decrease over time.

B. Reserve Account....  One or more reserve accounts or other cash accounts
                        (each, a "Reserve Account") may be established and maintained for each Series of Securities. The related Prospectus Supplement will specify whether or not such Reserve Accounts will be included in the corpus of the Trust Fund for such Series and will also specify the manner of funding such Reserve Accounts and the conditions under which the amounts in any such Reserve Accounts will be used to make distributions to holders of Securities of a particular class or released from such Reserve Accounts.

C. Letter of Credit...  If so specified in the related Prospectus Supplement, credit support may be provided by one or more letters of credit. A letter of credit may provide limited protection against certain losses in addition to or in lieu of other credit support, such as losses resulting from delinquent payments on the Loans in the related Trust Fund, losses from risks not covered by standard hazard insurance policies, losses due to bankruptcy

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                                       7

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                        of a borrower and application of certain provisions of
                        the Bankruptcy Reform Act of 1978, as amended, and related rules promulgated thereunder (the "Bankruptcy Code"), and losses due to denial of insurance coverage due to misrepresentations made in connection with the origination or sale of a Loan. The issuer of the letter of credit (the "L/C Bank") will be obligated to honor demands with respect to such letter of credit, to the extent of the amount available thereunder to provide funds under the circumstances and subject to such conditions as are specified in the related Prospectus Supplement. The liability of the L/C Bank under its letter of credit will be reduced by the amount of unreimbursed payments thereunder.

                        The maximum liability of a L/C Bank under its letter of credit will be an amount equal to a percentage specified in the related Prospectus Supplement of the initial aggregate outstanding principal balance of the Loans in the related Trust Fund or one or more Classes of Securities of the related Series (the "L/C Percentage"). The maximum amount available at any time to be paid under a letter of credit will be determined in the manner specified therein and in the related Prospectus Supplement.

D. Insurance Policies;
    Surety Bonds and
    Guarantees......... If so specified in the related Prospectus Supplement, credit support for a Series may be provided by an insurance policy and/or a surety bond issued by one or more insurance companies or sureties. Such certificate guarantee insurance or surety bond will guarantee timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, one or more bankruptcy bonds, special hazard insurance policies, other insurance or third-party guarantees may be used to provide coverage for the risks of default or types of losses set forth in such Prospectus Supplement.

E. Over-
    Collateralization.. If so provided in the Prospectus Supplement for a Series of Securities, a portion of the interest payment on each Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of Securities and, thus, accelerate the rate of payment of principal on such class or classes of Securities.

F. Loan Pool
   Insurance Policy...  A mortgage pool insurance policy or policies may be obtained and maintained for Loans relating to any Series of Securities, which shall be limited in scope, covering defaults on the related Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Loans included in the Pool as of the related Cut-off Date.

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                                       8

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G. FHA Insurance....... If specified in the related Prospectus Supplement, all or a portion of the Loans in a Pool may be (i) insured by the Federal Housing Administration (the "FHA") and/or (ii) partially guaranteed by the Department of Veterans Affairs (the "VA"). See "Certain Legal Aspects of the Loans--The Title I Program."

H. Cross-
    Collateralization.. If specified in the related Prospectus Supplement, separate classes of a Series of Securities may evidence the beneficial ownership of, or be secured by, separate groups of assets included in a Trust Fund. In such case, credit support may be provided by a cross-collateralization feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, other asset groups within the same Trust Fund. See "Credit Enhancement--Cross-Collateralization."

                        If specified in the related Prospectus Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Trust Funds thereby and of the application of such coverage to the identified Trust Funds. See "Credit Enhancement--Cross-Collateralization."


Advances..............  The Servicer and, if applicable, each mortgage servicing institution that services a Loan in a Pool on behalf of the Servicer (each, a "Sub-Servicer") may be obligated to advance amounts (each, an "Advance") corresponding to delinquent interest and/or principal payments on such Loan until the date, as specified in the related Prospectus Supplement, following the date on which the related Mortgaged Property is sold at a foreclosure sale or the related Loan is otherwise liquidated. Any obligation to make Advances may be subject to limitations as specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, Advances may be drawn from a cash account available for such purpose as described in such Prospectus Supplement. Advances will be reimbursable to the extent described under "Description of the Securities--Advances" herein and in the related Prospectus Supplement.


                        In the event the Servicer or Sub-Servicer fails to make a required Advance, the Trustee may be obligated to advance such amounts otherwise required to be advanced by the Servicer or Sub-Servicer. See "Description of the Securities--Advances."

Optional Termination..  The Servicer or the party specified in the related
                        Prospectus Supplement, including the holder of the residual interest in a REMIC, may have the option to effect early retirement of a Series of Securities through the purchase of the Trust Fund Assets. The Servicer will

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                                       9

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                        deposit the proceeds of any such purchase in the
                        Security Account for each Trust Fund as described under "The Agreements--Payments on Loans; Deposits to Security Account." Any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities will be made at the option of the Servicer, such other person or, if applicable, such holder of the REMIC residual interest, at a price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Securities of that Series, but the right of the Servicer, such other person or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than 5% of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. The early retirement of a Series of Securities will result in premature distributions of principal amounts on such Securities and, as such, may reduce the yields to maturity and weighted averaged lives of such Securities. See "Risk Factors--Prepayment and Yield Considerations" and "Yield and Prepayment Considerations." The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any such purchase will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(a)(4) of the Code.


Legal Investment......  The Prospectus Supplement for each series of Securities will specify which, if any, of the classes of Securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Classes of Securities that qualify as "mortgage related securities" will be legal investments for certain types of institutional investors to the extent provided in SMMEA, subject, in any case, to any other regulations which may govern investments by such institutional investors. Institutions whose investment activities are subject to review by federal or state authorities should consult with their counsel or the applicable authorities to determine whether an investment in a particular class of Securities (whether or not such class constitutes a "mortgage related security") complies with applicable guidelines, policy statements or restrictions. See "Legal Investment."

Federal Income Tax
  Consequences........  The federal income tax consequences to Securityholders will vary depending on whether one or more elections are made to treat the Trust Fund or specified portions thereof as a REMIC under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Prospectus Supplement for each Series of Securities will specify whether such an election will be made.




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                                       10

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                        In the opinion of Stradley, Ronon, Stevens & Young, LLP,
                        if a REMIC election is made with respect to a Series of Securities, then the arrangement by which such Securities are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "regular interests" or "residual interests" in a REMIC. Securities representing regular interests in a REMIC will generally be taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on such regular interests will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method.

                        A REMIC will not be subject to entity-level tax. Rather, the taxable income or net loss of a REMIC will be taken into account by the holders of residual interests. Such holders will report their proportionate share of the taxable income of the REMIC whether or not they receive cash distributions from the REMIC attributable to such income. The portion of the REMIC taxable income consisting of "excess inclusions" may not be offset against other deductions or losses of the holder, including net operating losses.


                        In the opinion of Stradley, Ronon, Stevens & Young, LLP, if a REMIC or a partnership election is not made with respect to a Series of Securities, then the arrangement by which such Securities are issued will be classified as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an association taxable as a corporation. If so provided in the Prospectus Supplement for a Series, there will be no separation of the principal and interest payments on the Loans. In such circumstances, the holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases, sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

                        In the opinion of Stradley, Ronon, Stevens & Young, LLP, if a partnership election is made, the Trust Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. If

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                                       11

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                        Notes are issued by such Trust Fund, such Notes will be
                        treated as indebtedness for federal income tax purposes. The holders of the Certificates issued by such Trust Fund, if any, will agree to treat the Certificates as equity interests in a partnership.


                        Certain classes of Securities may be issued with OID. A holder should be aware that the Code and the regulations promulgated by the United States Department of the Treasury (the "Treasury") under the Code do not adequately address certain issues relevant to prepayable securities, such as the Securities.


                        The Securities will be, or, in the case of Certificates issued by a Trust Fund electing to be treated as a partnership, should be treated as assets described in section 7701(a)(19)(C) of the Code and as real estate assets described in section 856(c) of the Code.

                        Generally, gain or loss will be recognized on a sale of Securities in the amount equal to the difference between the amount realized and the seller's tax basis in the Securities sold.

                        The material federal income tax consequences for investors associated with the purchase, ownership and disposition of the Securities are set forth herein under "Federal Income Tax Consequences." The material federal income tax consequences for investors associated with the purchase, ownership and disposition of Securities of any particular Series will be set forth under the heading "Federal Income Tax Consequences" in the related Prospectus Supplement. See "Federal Income Tax Consequences."


                        Prior to issuance of each Series of Securities, the Depositor shall file with the Commission a Form 8-K on behalf of the related Trust Fund containing an opinion and related consent of Stradley, Ronon, Stevens & Young, LLP with respect to the validity of the information set forth under "Federal Income Tax Consequences" herein and in the related Prospectus Supplement.


ERISA Considerations..  A fiduciary of any employee benefit plan or other retirement plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code should carefully review with its legal advisors whether the purchase or holding of Securities could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. See "ERISA Considerations." Certain classes of Securities may not be transferred unless the Trustee and the Depositor are furnished with a letter of representation or an opinion of counsel to the effect that such transfer will not result in a violation of the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Servicer to additional obligations. See "Description of the Securities--General" and "ERISA Considerations."


Risk Factors..........  For a discussion of risks associated with an investment in the Securities, see "Risk Factors" on Page 14 herein and in the related Prospectus Supplement.


Ratings...............  It is a condition precedent to the issuance of any class of Securities sold under this Prospectus that they be rated in one of the four highest rating categories (within which there may be subcategories or gradations indicating relative standing) of at least one nationally recognized statistical rating organization. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

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                                       12

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                        Ratings of the Securities address the likelihood of the
                        receipt of all distributions on the Loans by the related Securityholders under the agreements pursuant to which such Securities are issued. The ratings take into consideration the credit quality of the related Trust Fund Assets, including any credit enhancement, structural and legal aspects associated with such Securities, and the extent to which the payment stream on such Trust Fund Assets is adequate to make payments required by such Securities. The ratings on such Securities do not, however, constitute a statement regarding frequency of prepayments on the related Loans. See "Risk Factors--Rating of the Securities Subject to Change" and "Rating."


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                                       13

                                 RISK FACTORS

      Investors should consider the following factors in connection with the purchase of the Securities.


Nature of Mortgages

      Possible Effect of Property Values on Securities. There are several factors that could adversely affect the value of Mortgaged Properties such that the outstanding balance of the related Loans, together with any senior financing on the Mortgaged Properties, if applicable, would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. In the case of Loans secured by subordinate liens, such decline could extinguish the value of the interest of a junior mortgagee in the Mortgaged Property before having any effect on the interest of the related senior mortgagee. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on all Loans could be higher than those currently experienced in the mortgage lending industry in general. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holder of one or more classes of Securities of the related Series. See "The Trust Fund--The Loans--Additional Information."

     Delays Due to Liquidation. Even assuming that the Mortgaged Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Mortgaged Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted, or can be restricted, following a nonjudicial or judicial sale of a Mortgaged Property. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the Servicer to foreclose on or sell the Mortgaged Property or to obtain Liquidation Proceeds sufficient to repay all amounts due on the related Loan. In addition, the Servicer will be entitled to deduct from related Liquidation Proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses. See "Yield and Prepayment Considerations."

     Disproportionate Effect of Liquidation Expenses. Liquidation expenses with respect to defaulted loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted loan having a small remaining principal balance as it would in the case of a defaulted loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small loan than would be the case with the defaulted loan having a large remaining principal balance. See "Yield and Prepayment Considerations."

     Junior Liens. Since the mortgages and deeds of trust securing Loans may be junior liens subordinate to the rights of the mortgagee under the related senior mortgage(s) or deed(s) of trust, the proceeds from any liquidation, insurance or condemnation proceeds will be available to satisfy the outstanding balance of such junior liens only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to any senior mortgage, in which case it must either pay the entire amount due on any senior mortgage to the related senior mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on any such senior mortgage in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy any senior mortgages or make payments due to any senior mortgagees and may therefore be prevented from foreclosing on the related Mortgaged Property. See "Certain Legal Aspects of the Loans--Junior Mortgages; Rights of Senior Mortgages."

      Mixed Use Loans. Due to the limited market for Mixed Use Properties, in the event of a foreclosure, it is expected that the time it takes to recover Liquidation Proceeds may be longer than with Single Family Properties and may have a higher risk of loss. See "The Trust Fund--The Loans--General."

Balloon Payments and Risk of Losses

     Certain of the Loans as of the related Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., Balloon Payments) at their stated maturity. Loans with Balloon Payments involve a greater degree of risk because the ability of a borrower to make a Balloon Payment typically will depend upon the ability of the borrower either to timely refinance the Loan or to timely sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and tax laws. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holders of one or more classes of Securities of the related Series.

Pre-Funding Account and Possibility of Prepayment

     If so provided in the related Prospectus Supplement, on the date of the related conveyance of Loans by the Depositor to the Trust (the "Closing Date") the Depositor will deposit cash in an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement into an account (the "Pre-Funding Account"). In no event shall the Pre-Funded Amount exceed 25% of the initial aggregate principal amount of the Certificates and/or Notes of the related Series of Securities. The Pre-Funded Amount will be used to purchase Loans ("Subsequent Loans") in a period from the earliest to occur of: (i) the date the amount on deposit in the Pre-Funding Account is less than the minimum dollar amount specified in the related Agreement; (ii) the date on which an Event of Default occurs under the related Agreement; or (iii) the date which is the later of three months or 90 days after the related Closing Date (such period, the "Funding Period") from the Depositor (which, in turn, will acquire such Subsequent Loans from the Seller or Sellers specified in the related Prospectus Supplement). Subsequent Loans will be required to conform to the requirements set forth in the related Agreement and described in the related Prospectus Supplement. The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by such Trustee during the Funding Period to pay to the Depositor the purchase price for Subsequent Loans. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Loans by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to holders of Certificates and/or Notes (respectively "Certificateholders" and/or "Noteholders") on the Distribution Date immediately following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any reinvestment risk resulting from such prepayment will be borne entirely by the holders of one or more classes of the related Series of Certificates.


Limits on Credit Enhancement

     Although credit enhancement is intended to reduce the risk of delinquent payments or losses to holders of Securities entitled to the benefit thereof, the amount of such credit enhancement, if any, will be limited, as set forth in the related Prospectus Supplement, and may be subject to periodic reduction in accordance with a schedule or formula or otherwise decline, and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result Securityholders of the related Series may suffer losses. Moreover, such credit enhancement will not cover all potential losses or risks. In addition, the Trustee will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Securities, provided the applicable Rating Agency indicates that the then-current rating of the Securities of such Series will not be adversely affected. See "Credit Enhancement."

Market Value of Trust Fund Assets May Fluctuate

      There is no assurance that the market value of the Trust Fund Assets or any other assets relating to a Series of Securities described under "Credit Enhancement" will at any time be equal to or greater than the principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the Agreement for a Series of Securities and a sale of the related Trust Fund Assets or upon a sale of the assets of a Trust Fund for a Series of Securities, the Trustee, the Servicer, the credit enhancer, if any, and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Securityholders. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.

Limited Source of Payments--No Recourse to Sellers, Depositor or Servicer

     The Depositor does not have, nor is it expected to have, any significant assets. The Securities of a Series will be payable solely from the Trust Fund for such Securities and will not have any claim against or security interest in the Trust Fund for any other Series. There will be no recourse to the Depositor, the Sellers or any other person for any failure to receive distributions on the Securities. Further, at the times set forth in the related Prospectus Supplement, certain Trust Fund Assets and/or any balance remaining in the Security Account immediately after making all payments due on the Securities of such Series, after making adequate provision for future payments on certain classes of Securities and after making any other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Depositor, the Servicer, any credit enhancement provider or any other person entitled thereto and will no longer be available for making payments to Securityholders. Consequently, holders of Securities of each Series must rely solely upon payments with respect to the Trust Fund Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any credit enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

      The Securities will not represent an interest in or obligation of the Depositor, the Servicer, any Seller or any of their respective affiliates. The only obligations, if any, of the Depositor with respect to the Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Trust Fund Assets with respect to which there has been a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Loan, its only sources of funds to make such repurchase would be from funds obtained (i) from the enforcement of a corresponding obligation, if any, on the part of the related Seller or originator of such Loan or (ii) to the extent provided in the related Prospectus Supplement, from a Reserve Account or similar credit enhancement established to provide funds for such repurchases.

      The only obligations of the Servicer, other than its servicing obligations, with respect to the Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties. The Servicer may be required to repurchase or substitute for any Loan with respect to which such representations and warranties are breached. There is no assurance, however, that the Servicer will have the financial ability to effect any such repurchase or substitution.

      The only obligations of any Seller (and Equity One, where the Seller is a subsidiary of Equity One) with respect to Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties and certain document delivery requirements. A Seller (and Equity One, where the Seller is a subsidiary of Equity One) may be required to repurchase or substitute for any Loan with respect to which such representations and warranties or document delivery requirements are breached. There is no assurance, however, that such Seller (and Equity One, where the Seller is a subsidiary of Equity One) will have the financial ability to effect such repurchase or substitution. See "Loan Program--Representations by Sellers; Repurchases."

Bankruptcy and Insolvency Risks

     Sellers. The Servicer, the Sellers and the Depositor each intend that each conveyance of Loans by the Sellers to the Depositor constitutes a sale, rather than a pledge of the Loans to secure indebtedness of the Sellers. As a sale of the Loans by the Sellers to the Depositor, the Loans would not be part of a Seller's bankruptcy estate and would not be available to a Seller's creditors. However, in the event of the bankruptcy or insolvency of a Seller, it is possible that the bankruptcy trustee, a conservator or receiver of the Seller or another person may attempt to recharacterize the sale of the Loans as a borrowing by the Seller, secured by a pledge of the Loans. This position, if argued before or accepted by a court, could prevent timely payments of amounts due on the Securities and result in a reduction of payments due on the Securities.

     In addition, it is anticipated that the Trustee will hold original promissory notes for each of the Loans, together with assignments of each of the Mortgages, and the assignments of Mortgages will be filed of public record.

     Depositor. The Depositor intends that each conveyance of Loans from the Depositor to the Trust Fund constitutes a sale, rather than a pledge of the Loans to secure indebtedness of the Depositor. As a sale of the Loans by the Depositor to the Trust Fund, the Loans would not be part of the Depositor's bankruptcy estate and would not be available to the Depositor's creditors. However, in the event of the bankruptcy or insolvency of the Depositor, it is possible that the bankruptcy trustee, a conservator or receiver of the Depositor or another person may attempt to recharacterize the sale of the Loans as a borrowing by the Depositor, secured by a pledge of the Loans. This position, if argued before or accepted by a court, could prevent timely payments of amounts due on the Securities and result in a reduction of payments due on the Securities.

     In addition, it is anticipated that the Trustee will hold original promissory notes for each of the Loans, together with assignments of each of the Mortgages, and the assignments of Mortgages will be filed of public record.

     Servicer. In the event of a bankruptcy or insolvency of the Servicer, the bankruptcy trustee or a conservator or receiver of the Servicer may have the power to prevent the Trustee or the Securityholders from appointing a successor servicer.

     Bank. In the event of an insolvency, receivership or conservatorship of the Bank, the FDIC or another agency in its capacity as receiver or conservator has extensive powers under federal banking laws in the administration of the assets of a failed insured depository institution and its subsidiaries. In the event of a receivership or conservatorship for the Bank, the FDIC would also have the power to exercise all of the rights of a shareholder of Equity One and, through Equity One, of the Depositor.


     Mortgagor Debtor. In addition, federal and state statutory provisions, including the Bankruptcy Code and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and/or alter the mortgage loan repayment schedule. The effect of any such proceedings under the Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in, or eliminations of, the aggregate amount of such payments.

Prepayment and Yield Considerations

      The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments (including, for this purpose, prepayments resulting from refinancing or liquidations of the Loans due to defaults, casualties, condemnations and repurchases by the Depositor or the Servicer) of the Loans comprising the Trust Fund, which prepayments may be influenced by a variety of factors including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility, (ii) the manner of allocating principal and/or payments among the classes of Securities of a Series as specified in the related Prospectus Supplement, (iii) the exercise by the party entitled thereto of any right of optional termination and (iv) the rate and timing of payment defaults and losses incurred with respect to the Trust Fund Assets. The repurchase of Loans by the Depositor, a Seller (and Equity One, where the Seller is a subsidiary of Equity One) or the Servicer may result from repurchases of Trust Fund Assets due to material breaches of the Depositor's, Equity One's, a Seller's or the Servicer's representations and warranties, as applicable. See "Loan Program--Representations by Sellers; Repurchases." The yields to maturity and weighted average lives of the Securities will be affected primarily by the rate and timing of prepayment of the Loans comprising the Trust Fund Assets. In addition, the yields to maturity and weighted average lives of the Securities will be affected by the distribution of amounts remaining in any Pre-Funding Account following the end of the related Funding Period. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Loans held by a Trust Fund will be borne entirely by the holders of one or more classes of the related Series of Securities. See "Yield and Prepayment Considerations" and "The Agreements--Pre-Funding Account."

      Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate. See "Description of the Securities--Distributions on Securities--Distributions of Interest."

Book-Entry Registration

     If issued in book-entry form, such registration may reduce the liquidity of the Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in book-entry Securities can be effected only through the Depository Trust Company ("DTC"), participating organizations ("DTC Participants"), Financial Intermediaries and certain banks, the ability of a Securityholder to pledge a book-entry Security to persons or entities that do not participate in the DTC system may be limited due to lack of a physical certificate representing such Securities. Beneficial Owners will not be recognized as "Noteholders" or "Certificateholders" as such terms are used in the related Agreement, and Beneficial Owners will be permitted to exercise the rights of Securityholders only indirectly through DTC and DTC Participants.

      In addition, Securityholders may experience some delay in their receipt of distributions of interest and principal on book-entry Securities since distributions are required to be forwarded by the Trustee to DTC and DTC will then be required to credit such distributions to the accounts of DTC Participants which thereafter will be required to credit them to the accounts of Securityholders either directly or indirectly through Financial Intermediaries. See "Description of the Securities--Book-Entry Registration of Securities."

Consequences of Owning Original Issue Discount Securities

      Debt Securities that are Accrual Securities will be, and certain of the other Debt Securities may be, issued with OID for federal income tax purposes. A holder of Debt Securities issued with OID will be required to include OID in ordinary gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income. Accrued but unpaid interest on Debt Securities that are Accrual Securities generally will be treated as OID for this purpose. See "Federal Income Tax Consequences--Taxation of Debt Securities--Interest and Acquisition Discount" and "--Market Discount."

Limited Liquidity

      There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or will continue for the life of the Securities of such Series.

Certain Other Legal Aspects of the Loans

      Consumer Protection Laws. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of loans. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions. See "Certain Legal Aspects of the Loans."

     The Loans may also be subject to federal laws, including:

            (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

            (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

            (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and

            (iv) for Loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

      The Riegle Act. Certain Loans may be subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act") which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to nonpurchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

      Violations of certain provisions of these federal laws may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans and in addition could subject the Trust Fund to damages and administrative enforcement. Losses on such Loans that are not otherwise covered by the credit enhancement described in the applicable Prospectus Supplement will be borne by the holders of one or more classes of Securities of the related Series. See "Certain Legal Aspects of the Loans."

Environmental Risks

      Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether the environmental damage or threat was caused by a prior owner. Such costs could result in a loss to the holders of one or more classes of Securities of the related Series. A lender also risks such liability on foreclosure of the related property. See "Certain Legal Aspects of the Loans--Environmental Risks."

Rating of the Securities Subject to Change

      It will be a condition to the issuance of a class of Securities offered hereby that they be rated in one of the four highest rating categories by the Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the related Trust Fund Assets and any credit enhancement with respect to such class and will represent such Rating Agency's assessment solely of the likelihood that holders of such class of Securities will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating shall not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

      There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series of Securities, such rating might also be lowered or withdrawn because of, among other reasons, an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

      The amount, type and nature of credit enhancement, if any, established with respect to a class of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of similar loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that the values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of Securities of the related Series. See "Rating."

                                THE TRUST FUND

General

      The Securities of each Series will represent interests in the assets of the related Trust Fund, and the Notes of each Series will be secured by the pledge of the assets of the related Trust Fund. The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. Each Trust Fund will consist of certain assets (the "Trust Fund Assets") consisting of a pool (each, a "Pool") comprised of Loans as specified in the related Prospectus Supplement, together with payments in respect of such Loans, as specified in the related Prospectus Supplement.* The Pool will be created on the first day of the month of the issuance of the related Series of Securities or such other date specified in the related Prospectus Supplement (the "Cut-off Date"). The Securities will be entitled to payment from the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securityholders, as specified in the related Prospectus Supplement, and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor.

     The Trust Fund Assets will be acquired by the Depositor, either directly or through affiliates, from originators or sellers which may be affiliates of the Depositor (collectively, the "Sellers") pursuant to a Pooling and Servicing Agreement with respect to a Series consisting solely of Certificates, or a purchase agreement (each, a "Purchase Agreement") with respect to a Series consisting of Certificates and Notes, and conveyed without recourse by the Depositor to the related Trust Fund. Loans acquired by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Loan Program--Underwriting Standards," "--Specific Underwriting Criteria; Underwriting Programs" and "--Summary of Underwriting Requirements by Program." See "Loan Program--Underwriting Standards," "--Specific Underwriting Criteria; Underwriting Programs" and "--Summary of Underwriting Requirements by Program."

      The Depositor will cause the Trust Fund Assets to be conveyed to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series. The Servicer will service the Trust Fund Assets, either directly or through other servicing institutions (each, a "Sub-Servicer"), pursuant to a Pooling and Servicing Agreement with respect to a Series consisting solely of Certificates, or a master servicing agreement (each, a "Master Servicing Agreement") between the Trustee and the Servicer with respect to a Series consisting of Certificates and Notes, and will receive a fee for such services. See "Loan Program" and "The Agreements." With respect to Loans serviced by the Servicer through a Sub-Servicer, the Servicer will remain liable for its servicing obligations under the related Agreement as if the Servicer alone were servicing such Loans.

      As used herein, "Agreement" means, with respect to a Series consisting solely of Certificates, the Pooling and Servicing Agreement, and with respect to a Series consisting of Certificates and Notes, the Purchase Agreement, the Trust Agreement, the Indenture and the Master Servicing Agreement, as the context requires.

      If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the trustee of such Trust Fund.

      With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than purchasing,

----------
* Whenever the terms "Pool," "Certificates," "Notes" and "Securities" are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Pool and the Securities of one Series including the Certificates representing certain undivided interests in, and/or Notes secured by the assets of, a single Trust Fund consisting primarily of the Loans in such Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates and the term "interest rate" will refer to the interest rate borne by the Notes of one specific Series, as applicable, and the term "Trust Fund" will refer to one specific Trust Fund.

managing and holding of the related Trust Fund Assets and other assets contemplated herein specified and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related credit enhancement.

     The only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from Equity One and the Sellers and to assign to the Trustee for such Series of Securities the Depositor's rights with respect to such representations and warranties. See "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Assignment of the Trust Fund Assets." The obligations of the Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Sub-Servicers or Sellers, or both, as more fully described herein under "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Sub-Servicing By Sellers" and "--Assignment of the Trust Fund Assets") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the Loans in the amounts described herein under "Description of the Securities--Advances." The obligations of the Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

      The following is a brief description of the assets expected to be included in the Trust Funds. If specific information respecting the Trust Fund Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Commission within fifteen days after the initial issuance of such Securities (the "Detailed Description"). A copy of the Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Loans relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

The Loans


      General. The Loans will consist of (i) fixed rate and variable rate mortgage loans secured by first and/or subordinate liens on (A) one- to four-family residential properties (each, a "Residential Loan") and (B) mixed commercial/residential use properties and other multi-family residential properties (each, a "Mixed Use Loan" and, together with the Residential Loans, the "Mortgage Loans") and (ii) revolving home equity loans or certain balances thereof (the "Revolving Credit Line Loans") secured by first and/or subordinate liens on one- to four-family residential properties. All Loans will have been purchased by the Depositor, either directly or through an affiliate, from one or more Sellers. The Sellers will have either originated the Loans or purchased the Loans from other lenders. As more fully described in the related Prospectus Supplement, the Loans may be "conventional" loans or loans that are insured or guaranteed by a governmental agency such as the FHA or VA.


      All of the Loans in a Pool will have monthly payments due on a set day, but not necessarily the first day, of each month. The payment terms of the Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features (or combination thereof), all as described below or in the related Prospectus Supplement:

            (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a Loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate borne by such Loan (the "Loan Rate") for a period of time or for the life of the Loan, and the amount of any difference may be contributed from funds supplied by the seller of the Mortgaged Property or another source.

            (b) Principal may be payable on a level debt service basis to fully amortize the Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Loan Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("Balloon Payment"). Principal may include interest that has been deferred and added to the principal balance of the Loan.

            (c) Monthly payments of principal and interest may be fixed for the life of the Loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

            (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the Loan or may decline over time, and may be prohibited for the life of the Loan or for certain periods ("Lockout Periods"). Certain Loans may permit prepayments after expiration of the applicable Lockout Period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other Loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The Loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Loans may be assumable by persons meeting the then applicable underwriting standards of the related Seller.

      The real properties which secure repayment of the Loans are referred to as the "Mortgaged Properties." The Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Mortgaged Property. In the case of Revolving Credit Line Loans, such liens generally will be subordinated to one or more senior liens on the related Mortgaged Properties as described in the related Prospectus Supplement.


      The Mortgaged Properties relating to Residential Loans and Revolving Credit Line Loans will consist of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and certain other dwelling units (the "Single Family Properties"). The Mortgaged Properties relating to Mixed Use Loans will consist of other multi-family properties and structures which include residential dwelling units and space used for retail, professional or other commercial uses (the "Mixed Use Properties"). The Mortgaged Properties may include vacation and second homes and investment properties and may be located in any one of the fifty states, the District of Columbia, Puerto Rico or any territory of the United States.


      Loans with certain Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Mortgage Insurance Policy"). The existence, extent and duration of any such coverage will be described in the applicable Prospectus Supplement.

      The aggregate principal balance of Loans secured by Mortgaged Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. The sole basis for a representation that a given percentage of the Loans is secured by Single Family Properties that are owner-occupied will be the making of a representation by the borrower at origination of the Loan either that the underlying Mortgaged Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Mortgaged Property as a primary residence.

      Home Equity Loans. Certain of the Loans are non-purchase money loans secured by the borrower's equity in his or her home. The full amount of these Loans is advanced at the inception of the Loan and generally is repayable in equal (or substantially equal) installments of an amount to fully amortize such Loan at its stated maturity. Except to the extent provided in the related Prospectus Supplement, the original terms to stated maturity of these Loans will not exceed 360 months. Under certain circumstances, a borrower under one of these Loans may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the Loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the Loan.


      Additional Information. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Depositor, with respect to the Loans contained in the related Pool, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans as of the applicable Cut-off Date, (ii) the type of property securing the Loan (e.g., Single Family Properties, Mixed Use Properties, or other real property), (iii) the original terms to maturity of the Loans, (iv) the largest principal balance and the smallest principal balance of any of the Loans, (v) the earliest origination date and latest maturity date of any of the Loans, (vi) the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, of the Loans, (vii) the Loan Rates or annual percentage rates ("APR") or range of Loan Rates or APRs borne by the Loans, (viii) the maximum and minimum per annum Loan Rates, and (ix) the geographical location of the Mortgaged Properties. If specific information respecting the Loans is not known to the Depositor at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in the Detailed Description.



      The "Loan-to-Value Ratio" of a Loan secured by a first lien on a Mortgaged Property, at any given time, is equal to (i) the principal balance of such Loan at the date of origination divided by (ii) the Collateral Value of the related Mortgaged Property. The "Combined Loan-to-Value Ratio" of a Loan secured by a subordinate lien on a Mortgaged Property, at any given time, is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of the Loan (or, in the case of a Revolving Credit Line Loan, the maximum amount thereof available) and (b) the outstanding principal balance, at the date of origination of the Loan, of any senior mortgage loan(s) or, in the case of any open ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan, to (ii) the Collateral Value of the related Mortgaged Property. The "Collateral Value" of the Mortgaged Property, other than with respect to certain Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Loan and (b) the sales price for such Mortgaged Property. In the case of Refinance Loans, the "Collateral Value" of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

      No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the sum of the outstanding principal balances of the Loans and any primary or secondary financing on the Mortgaged Properties, as applicable, in a particular Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values), including without limitation, loss of employment, illness or other personal difficulties suffered by obligors on the Loans, may affect the timely payment by borrowers of scheduled payments of principal and interest on the Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Pool. To the extent that such losses are not covered by subordination provisions or alternative arrangements, such losses will be borne, at least in part, by the holders of the Securities of the related Series.


Substitution of Trust Fund Assets


     Substitution of Trust Fund Assets will be permitted in the event of breaches of representations and warranties with respect to any original Trust Fund Asset or in the event the documentation with respect to any Trust Fund Asset is determined by the Trustee to be incomplete. The period during which such substitution will be permitted generally will be indicated in the related Prospectus Supplement. Substituted Trust Fund Assets generally will comply with all of the representations and warranties and satisfy the criteria set forth in the related Agreement and described in the related Prospectus Supplement as of the date of substitution. See "Loan Program--Representations By Sellers; Repurchases" and "The Agreements--Assignment of the Trust Fund Assets."



                                USE OF PROCEEDS

     The Depositor will use all or substantially all of the net proceeds from the sale of each Series of Securities for one or more of the following purposes:
(i) to purchase the related Trust Fund Assets, (ii) to establish any Reserve Accounts described in the related Prospectus Supplement, (iii) to pay costs of structuring and issuing such Securities, including the costs of obtaining Credit Enhancement, if any, and (iv) to serve any other corporate purpose specifically permitted by its Certificate of Incorporation. The Depositor expects to sell Securities in Series from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                                 THE DEPOSITOR


     Equity One ABS, Inc., a Delaware corporation (the "Depositor"), was incorporated in March of 1997 for the limited purpose of acquiring, owning and transferring Trust Fund Assets and selling interests therein or bonds secured thereby. The Depositor is a limited purpose wholly owned finance subsidiary of Equity One, Inc., a Delaware corporation ("Equity One"). Equity One is a wholly owned operating subsidiary of Banco Popular, FSB, a federal savings bank with principal offices in Newark, New Jersey (the "Bank"), which in turn is an indirect wholly owned subsidiary of Popular, Inc., a diversified, publicly owned bank holding company incorporated under the General Corporation Law of Puerto Rico ("Popular"). As such, the Depositor and Equity One are subject to comprehensive regulation by the Board of Governors of the Federal Reserve System ("Federal Reserve"), the Office of Thrift Supervision ("OTS") and the Federal Deposit Insurance Corporation ("FDIC"). No obligations of the Depositor are insured by any governmental agency. The Depositor maintains its principal office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810. Its telephone number is (302) 478-6160.


      Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Securities of any Series.

                                 LOAN PROGRAM


      The Loans will have been purchased by the Depositor, either directly or through affiliates, from the Sellers. The Loans so purchased by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Underwriting Standards," "Specific Underwriting Criteria; Underwriting Programs" and "Summary of Underwriting Requirements by Program."

Underwriting Standards


      Each Seller operates under certain underwriting standards that have been approved by Equity One and are consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans (the "Equity One Standards"). Equity One and each Seller will represent and warrant that all Loans conveyed by it to the Depositor or one of its affiliates will have been underwritten in accordance with the Equity One Standards. As to any Loan insured by the FHA or partially guaranteed by the VA, each Seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

      Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the related Mortgaged Property as collateral. In general, a prospective borrower applying for a Loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent information with respect to the applicant's liabilities, income, credit history, including the principal balance and payment history with respect to any senior mortgage, and employment history, as well as certain other personal information, which, to the extent specified in the related Prospectus Supplement, will have been verified by the related Seller. In addition, to the extent specified in the related Prospectus Supplement, each Seller, as part of its quality control system, will have reverified information with respect to the foregoing matters that has been provided by a mortgage brokerage company prior to funding a loan and periodically audits files based on a random sample of closed loans. Each borrower is generally required to provide an authorization to apply for a credit report which summarizes the borrower's credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, suits or judgments. In most cases, an employment verification is obtained either in writing or verbally from the borrower's employer, which verification reports, among other things, the length of employment with that organization and the borrower's current salary. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns.


      In determining the adequacy of the property to be used as collateral, an appraisal will generally be made of each property considered for financing in an amount in excess of $15,000. The appraiser is generally required to inspect the property, issue a report on its condition and, if applicable, verify construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

      Once all applicable employment, credit and property information is received, a determination generally is made, with the assistance of a Debt-to-Income Ratio, as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance) and (ii) to meet other financial obligations and monthly living expenses. The "Debt-to-Income Ratio" is the ratio of the borrower's total monthly payments to the borrower's gross monthly income. The maximum monthly Debt-to-Income Ratio varies depending upon a borrower's credit grade and loan documentation level (as described below) but does not generally exceed 50%. Variations in the monthly Debt-to-Income Ratios limit are permitted based on compensating factors. The underwriting standards applied by Sellers, particularly with respect to the level of loan documentation and the borrower's income and credit history, may be varied in appropriate cases where factors such as low Combined Loan-to-Value Ratios or other favorable credit exist.

      Certain of the types of Loans that may be included in a Trust Fund are recently developed and may involve additional uncertainties not present in traditional types of loans. For example, certain of such Loans may provide for escalating or variable payments by the borrower. These types of Loans are underwritten on the basis of a judgment that the borrowers have the ability to make the monthly payments required initially. In some instances, a borrower's income may not be sufficient to permit continued loan payments as such payments increase. These types of Loans may also be underwritten primarily upon the basis of Loan-to-Value Ratios or other favorable credit factors.

Specific Underwriting Criteria; Underwriting Programs

      The Equity One Standards allow for the origination and purchase of Loans generally under three underwriting programs, known as Grade A Credits, Grade B Credits and Grade C Credits, all of which are summarized below. These programs and their underwriting criteria may change from time to time. Deviations from the specific criteria of an underwriting program are permitted to reflect local economic trends and real estate valuations, as well as other credit factors specific to each Loan application and/or each portfolio acquired. Some Loans may be to borrowers whose creditworthiness may not coincide with program criteria. Overall, the goal is to maintain the integrity of these programs and simultaneously provide lending officers and correspondent networks with the flexibility to consider the specific circumstances of each Loan.

      Under the Equity One Standards, the following two types of income documentation programs are used: (i) full income documentation ("Full Doc") and
(ii) no income verification ("NIV"). Under the Full Doc program, income is verified by reviewing the borrower's W-2s for the past two years and two of the borrower's current paystubs. Under the NIV program, the borrower must submit bank statements for the past three months, and a current profit and loss statement to review cash flow and verify the validity of the business. Tax returns are generally not required under either income documentation program, however, each lender always has the right to require tax returns if that is the only means of verifying income/cash flow.

      Underwriting with the NIV program is reserved for Grade A Credits and Grade B Credits Loans, and offers an alternative for self-employed and employed applicants with supplemental income, who are either unable to or do not wish to produce income documentation to substantiate all of their income. For Loans underwritten pursuant to the NIV program, the Debt-to-Income Ratio is based on a maximum of 45% of stated income as disclosed on the Loan application.

Summary of Underwriting Requirements by Program

      Grade A Credits. For Grade A Credits, the following criteria generally apply:

      1. An in-file credit report on the borrower by an independent credit reporting agency reflecting the borrower's complete credit history is required. Typically, a good to excellent credit history of at least one year is required, and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a timely manner. A Chapter 7 bankruptcy is not acceptable. A Chapter 13 bankruptcy that has been discharged for a minimum of two years is acceptable if the borrower has since established a payment history, notwithstanding such bankruptcy, consistent with this underwriting program. No unpaid collections, liens or judgments are allowed under this credit grade. During the most recent 12 month period, the borrower may not have more than (i) one 30 day delinquency in his or her mortgage payment history, (ii) three major credit cards with a maximum of one 30 day delinquency and (iii) three retail credit cards with a maximum of two 30 day delinquencies.

      2. Generally, the borrower must have (i) been employed for not less than three years with the same employer or (ii) established comparable stability in a particular field of work.

      3. Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                                    Maximum Combined             Maximum Debt-
                                    Loan-to-Value Ratio         to-Income Ratio
                                    -------------------         ---------------

      Property Type
      -------------

Owner occupied one- to four-
family dwellings, townhouses,
condominiums                              90%                         45%
                                                          or
                                          80%                         50%

True Second Homes                         80%                         50%

Non-owner occupied single
family dwellings, townhouses,
condominiums                              75%                         50%

Non-owner occupied two- to four-
family dwellings, townhouses              70%                         50%

Mixed use:  Purchase                      70%             Minimum Debt
            Refinance                     65%             Service  Coverage 1.30

      Grade B Credits. For Grade B Credits, the following criteria generally apply:

      1. An in-file credit report on the borrower by an independent credit reporting agency reflecting the borrower's complete credit history is required. Typically, a satisfactory to good credit history of at least one year is required, and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a predominately timely manner. A Chapter 7 bankruptcy, if discharged for two years, is acceptable if there are two years of re-established credit and a satisfactory written explanation. A Chapter 13 bankruptcy with a minimum of a three year satisfactory payment plan and one year of re-established credit is acceptable. All unpaid charge-offs, liens or judgments in the last two years must be paid in full. During the most recent twelve month period, the borrower may not have (i) more than two 30 day delinquencies in his or her mortgage payment history (consecutive 30 day delinquencies are treated as one 30 day account), (ii) more than four major credit cards or installment debts with a maximum of two 30 day delinquencies, (iii) any retail credit cards with more than three 30 day delinquencies and (iv) more than two retail credit cards with a maximum of one 60 day delinquency.

      2. Generally, the borrower must have (i) been employed for not less than three years with the same employer or (ii) established comparable stability in a particular field of work.

      3. Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                                    Maximum Combined             Maximum Debt-
                                    Loan-to-Value Ratio         to-Income Ratio
                                    -------------------         ---------------

      Property Type
      -------------

Owner occupied one- to four-
family dwellings, townhouses,
condominiums                              90%                         45%
                                                          or
                                          80%                         50%

True Second Homes                         80%                         50%

Non-owner occupied single
family dwellings, townhouses,
condominiums                              75%                         50%

Non-owner occupied two- to four-
family dwellings, townhouses              70%                         50%

Mixed use:  Purchase                      70%             Minimum Debt
            Refinance                     65%             Service  Coverage 1.30

      Grade C Credits. For Grade C Credits, the following criteria generally apply:

      1. An in-file credit report on the borrower by an independent credit reporting agency reflecting the borrower's complete credit history is required. Typically, a fair to satisfactory credit history of at least one year is required. A discharged Chapter 7 bankruptcy is acceptable with one year of re-established credit. A non-discharged Chapter 13 bankruptcy will be considered with a minimum of a two year satisfactory payment plan, one year of re-established credit and trustee permission. A written explanation of derogatory credit is required. Mortgage payment history may not reflect any more than three 30 day delinquencies and one 60 day delinquency during the most recent 12 months (consecutive 30 day delinquencies are treated as one 30 day account). In addition, all accounts that are delinquent for 60 days or longer must be paid from proceeds.

      2. Generally, the borrower must have (i) been employed for not less than one year with the same employer or (ii) established comparable stability in a particular field of work.

      3. Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                                    Maximum Combined             Maximum Debt-
                                    Loan-to-Value Ratio         to-Income Ratio
                                    -------------------         ---------------

      Property Type
      -------------

Owner occupied single family
dwellings, townhouses                     80%                        50%

Owner occupied two- to four-
family dwellings, townhouses,
condominiums                              75%                        50%

Owner occupied condominiums               70%                        50%

True Second Homes                         75%                        50%

Non-owner occupied one- to four-
family dwellings                          70%                        50%

Qualifications of Sellers


      Each Seller is required to satisfy the following qualifications. Each Seller is an institution experienced in originating loans of the type contained in the related Pool in accordance with accepted practices and prudent guidelines and must maintain satisfactory facilities to originate those loans. The Servicer is an institution experienced in originating and servicing loans of the type contained in the related Pool in accordance with accepted practices and prudent guidelines and must maintain satisfactory facilities to originate and service those loans. Each Seller has all of the licenses necessary for the conduct of its business.


Representations by Sellers; Repurchases


      Each Seller (and Equity One, where a Seller is a subsidiary of Equity One) will have made representations and warranties in respect of the Loans sold by such Seller and evidenced by all, or a part, of a Series of Securities. Such representations and warranties may include, among other things: (i) that (except for Loans in amounts less than $15,000) title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at origination of each Loan and that the title insurace (or certificate of title as applicable) remained in effect on the date of purchase of the Loan from Seller by or on behalf of the Depositor; (ii) that Seller had good title to each such Loan and that such Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement may forgive certain indebtedness of a borrower; (iii) that each Loan constituted a valid lien on, or a perfected security interest with respect to, the Mortgaged Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the Mortgaged Property was free from damage and was in acceptable condition; (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; (v) that no required payment on a Loan was delinquent more than the number of days specified in the related Prospectus Supplement; and (vi) that each Loan was made in compliance with all applicable local, state and federal laws and regulations in all material respects.

      The Servicer or the Trustee, if the Servicer is the Seller, will promptly notify the relevant Seller (and Equity One, if it is not the Servicer or the Seller) of any breach of any representation or warranty made by it in respect of a Loan which materially and adversely affects the interests of the Securityholders in such Loan. If such Seller cannot cure such breach within 90 days following notice from the Servicer or the Trustee, as the case may be, then such Seller will be obligated either to (i) repurchase such Loan from the Trust Fund at a price (the "Purchase Price") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate (less any Advances or amount payable as related servicing compensation if the Seller is the Servicer) or (ii) substitute for such Loan a replacement loan that satisfies the criteria specified in the related Agreement and described in the related Prospectus Supplement. If a REMIC election is to be made with respect to a Trust Fund, the Servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution and the Trustee must have received a satisfactory opinion of counsel that such repurchase or substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax. The Servicer may be entitled to reimbursement for any such payment from the assets of the related Trust Fund or from any holder of the related residual certificate. See "Description of the Securities--General." Except in those cases in which the Servicer is the Seller, the Servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the Trustee and the holders of the Securities, following the practices it would employ in its good faith business judgment were it the owner of such

Loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Seller.

      If Equity One makes a representation or warranty on behalf of a Seller, Equity One will be obligated to purchase or substitute a Loan if a Seller defaults on its obligation to do so, but no assurance can be given that Equity One will carry out its purchase or substitution obligations with respect to Loans. Neither the Depositor nor the Servicer (unless the Servicer is a Seller) will be obligated to purchase or substitute a Loan if a Seller defaults on its obligation to do so, and no assurance can be given that Sellers will carry out their respective repurchase or substitution obligations with respect to Loans. However, to the extent that a breach of a representation and warranty of a Seller may also constitute a breach of a representation made by the Servicer, the Servicer may have a repurchase or substitution obligation as described below under "The Agreements--Assignment of Trust Fund Assets."

                         DESCRIPTION OF THE SECURITIES

      Each Series of Asset Backed Certificates (the "Certificates") will be issued pursuant to either (i) a pooling and servicing agreement (a "Pooling and Servicing Agreement") among the Depositor, the Servicer, the trustee(s) named in the related Prospectus Supplement (the "Trustee") and the Sellers or (ii) a trust agreement (a "Trust Agreement") between the Depositor and the Trustee. A form of Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Asset Backed Notes (the "Notes" and, together with the Certificates, the "Securities") will be issued pursuant to an indenture (an "Indenture") between the related trust fund established by the Depositor (a "Trust Fund") and the Trustee, and the related Loans will be serviced by the Servicer pursuant to a Master Servicing Agreement. A form of Indenture and Master Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series of Securities may consist of both Notes and Certificates. Each Agreement, dated as of the related Cut-off Date, will be among the Depositor, the Servicer, the Sellers and the Trustee for the benefit of the holders of the Securities of such Series. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. The following are descriptions of the material provisions which may appear in each Agreement. The descriptions are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities and the applicable Prospectus Supplement.

General


      The Securities of each Series will be issued in book-entry or fully registered form as specified in the related Prospectus Supplement, in the authorized denominations specified in the related Prospectus Supplement, and will, in the case of Certificates, evidence specified beneficial ownership interests in, and in the case of Notes, be secured by, the assets of the related Trust Fund created pursuant to each Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor. The Securities will not represent obligations of the Depositor or any affiliate of the Depositor. Certain of the Loans may be guaranteed or insured as set forth in the related Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the related Agreement, (i) the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement ("Retained Interest")), including all payments of interest and principal received with respect to the Loans after the Cut-off Date (to the extent not applied in computing the principal balance of such Loans as of the Cut-off Date (the "Cut-off Date Principal Balance")); (ii) such assets as from time to time are required to be deposited in the related Security Account, as described below under "The Agreements--Payments on Loans; Deposits to Security Account;" (iii) property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure and (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the related Prospectus Supplement, a Trust Fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a mortgage pool insurance policy, a special hazard insurance policy, a bankruptcy bond, one or more letters of credit, a surety bond, guaranties or similar instruments.

      Each Series of Securities will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on, and each class of Notes of a Series will be secured by, the related Trust Fund Assets. A Series of Securities may include one or more classes that are senior in right to payment to one or more other classes of Securities of such Series. Certain Series or classes of Securities may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described under "Credit Enhancement" herein and in the related Prospectus Supplement. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula or on the basis of collections from designated portions of the related Trust Fund Assets, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

      Distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the Trustee on each Distribution Date (i.e., monthly, quarterly, semi-annually or at such other intervals and on the dates as are specified in the related Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made in the manner specified in the related Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for holders of Securities (the "Security Register"); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of such final distribution.

      The Securities will be freely transferable and exchangeable at the corporate trust office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series, but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.


      Under current law the purchase and holding of a class of Securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of either interest or principal on the related Loans or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code, may result in prohibited transactions, within the meaning of ERISA and the Code. See "ERISA Considerations." The transfer of Securities of such a class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Securities of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Servicer, the Sellers or the Depositor to any obligation or liability in addition to those undertaken in the Agreements.


      As to each Series, an election may be made to treat the related Trust Fund or designated portions thereof as a "real estate mortgage investment conduit" or "REMIC" as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Servicer and may only be made if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of Securities in such a Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The Servicer, unless otherwise provided in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from the assets of the Trust Fund or from any holder of the related residual certificate.

Distributions on Securities

      General. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to such Series. See "Credit Enhancement." Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

      Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any reserve account or other cash account established and available therefore (a "Reserve Account"). As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. The Prospectus Supplement will also describe the method for allocating distributions among Securities of a particular class.

      Available Funds. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the Agreement. "Available Funds" for each Distribution Date will generally equal the amount on deposit in the related Security Account on such Distribution Date (net of related fees and expenses payable by the related Trust
Fund) other than amounts to be held therein for distribution on future Distribution Dates.


      Distributions of Interest. Interest will accrue on the aggregate principal balance of the Securities (or, in the case of Securities entitled only to distributions allocable to interest, the aggregate notional amount) of each class of Securities (the "Class Security Balance") entitled to interest from the date, at the Pass-Through Rate or interest rate, as applicable (which in either case may be a fixed rate or rate adjustable as specified in such Prospectus Supplement), and for the periods specified in such Prospectus Supplement. "Pass-Through Rate" means a rate equal to the interest rate borne by the underlying Loans (the "Loan Rate") net of the aggregate servicing fees and any other amounts specified in the related Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Securities entitled to interest (other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Securities") will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Class Security Balance of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional amount of such Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Class Security Balance of each Security will equal the aggregate distributions allocable to principal to which such Security is entitled. Distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional amount of such Security. The notional amount of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.


      Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding such Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate.

      With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Class Security Balance of such class of Securities on that Distribution Date. Distributions of interest on any class of Accrual

Securities will commence only after the occurrence of the events specified in such Prospectus Supplement. Prior to such time, the beneficial ownership interest in the Trust Fund or the principal balance, as applicable, of such class of Accrual Securities, as reflected in the aggregate Class Security Balance of such class of Accrual Securities, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Securities will thereafter accrue interest on its outstanding Class Security Balance as so adjusted.


      Distributions of Principal. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal. The aggregate Class Security Balance of any class of Securities entitled to distributions of principal generally will be the aggregate original Class Security Balance of such class of Securities specified in such Prospectus Supplement, reduced by all distributions reported to the holders of such Securities as allocable to principal and, (i) in the case of Accrual Securities, increased by all interest accrued but not then distributable on such Accrual Securities and (ii) in the case of adjustable rate Securities, subject to the effect of negative amortization, if applicable.


      If so provided in the related Prospectus Supplement, one or more classes of Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in such Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Securities will have the effect of accelerating the amortization of such Securities while increasing the interests evidenced by one or more other classes of Securities in the Trust Fund. Increasing the interests of the other classes of Securities relative to that of certain Securities is intended to preserve the availability of the subordination provided by such other Securities. See "Credit Enhancement--Subordination."


      Unscheduled Distributions. If specified in the related Prospectus Supplement, the Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in such Prospectus Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the Trustee or the Servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any Reserve Account, may be insufficient to make required distributions on the Securities on such Distribution Date. The amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. The unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) or interest rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.


Advances

      To the extent provided in the related Prospectus Supplement, the Servicer will be required to advance on or before each Distribution Date (from its own funds, funds advanced by Sub-Servicers or funds held in the Security Account for future distributions to the holders of Securities of the related Series), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date (as such term is defined in the related Prospectus Supplement), subject to the Servicer's determination that such advances may be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise ("Advances").

      In making Advances, the Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the Securities, rather than to guarantee or insure against losses. If Advances are made by the Servicer from cash being held for future distribution to Securityholders, the Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Security Account on such Distribution Date would be less than the amount required to be available for distributions to Securityholders on such date. Each Advance will be reimbursable to the Servicer out of recoveries on the specific Loans with respect to which such Advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Loan purchased by the Depositor, a Sub-Servicer or a Seller pursuant to the related Agreement). Advances also will be reimbursable to the Servicer from cash otherwise distributable to Securityholders (including the holders of Senior Securities) to the extent that the Servicer determines that any such Advances previously made are not ultimately recoverable as described above. To the extent provided in the related Prospectus Supplement, the Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. Such Advances are reimbursable to the Servicer to the extent permitted by the related Agreement. The obligations of the Servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or other arrangement of the type described herein under "Credit Enhancement," in each case as described in the related Prospectus Supplement.


      In the event the Servicer fails to make a required Advance, the Trustee will be obligated to make such Advance in its capacity as successor servicer. If the Trustee makes such an Advance, it will be entitled to be reimbursed for such Advance to the same extent and degree as the Servicer is entitled to be reimbursed for Advances. See "Description of the Securities--Distributions on Securities."


Reports to Securityholders

      Prior to or concurrently with each distribution on a Distribution Date the Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Securities, among other things:

            (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and if so specified in the related Prospectus Supplement, any applicable prepayment penalties included therein;

            (ii) the amount of such distribution allocable to interest;

            (iii) the amount of any Advance;

            (iv) the aggregate amount (a) otherwise allocable to the Subordinated Securities on such Distribution Date, and (b) withdrawn from the Reserve Account, if any, that is included in the amounts distributed to the Senior Securities;

            (v) the outstanding principal balance or notional amount of each class of the related Series after giving effect to the distribution of principal on such Distribution Date;

            (vi) the percentage of principal payments on the Loans (excluding Principal Prepayments), if any, which each such class will be entitled to receive on the following Distribution Date;

            (vii) the percentage of Principal Prepayments on the Loans, if any, which each such class will be entitled to receive on the following Distribution Date;

            (viii) the related amount of the servicing compensation retained or withdrawn from the Security Account by the Servicer, and the amount of additional servicing compensation received by the Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

            (ix) the number and aggregate principal balances of Loans (A) delinquent (exclusive of Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and
      (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xi) the Pass-Through Rate or interest rate, as applicable, if adjusted from the date of the last statement, of any such class expected to be applicable to the next distribution to such class;

            (xii) if applicable, the amount remaining in any Reserve Account at the close of business on the Distribution Date;

            (xiii) the Pass-Through Rate or interest rate, as applicable, as of the day prior to the immediately preceding Distribution Date; and

            (xiv) any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

      Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having the Percentage Interest specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

      In addition, within a reasonable period of time after the end of each calendar year, the Servicer or the Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a Securityholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

Categories of Classes of Securities

      The Securities of any Series may be comprised of one or more classes. Such classes, in general, fall into different categories. The following chart identifies and generally defines certain of the more typical categories. The Prospectus Supplement for a series of Securities may identify the classes which comprise such Series by reference to the following categories.

Categories of Classes                               Definition

                                                  PRINCIPAL TYPES

Accretion Directed Class..........  A class that receives principal payments from the accreted interest from specified
                                    Accrual Classes. An Accretion Directed Class also may receive principal payments from principal paid on the underlying Trust Fund Assets for the related Series.

Component Class...................  A class consisting of "components." The components of a Component Class may have different principal and/or interest payment characteristics but together constitute a single class. Each component of a Component Class may

Categories of Classes                               Definition

                                    be identified as falling into one or more of the categories in this chart.

Notional Amount Class.............  A class having no principal balance and bearing interest on the related notional amount. The notional amount is used for purposes of the determination of interest distributions.


Planned Principal Class
  (also sometimes
  referred to as a "PAC").........  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming two constant prepayment rates for the underlying Trust Fund Assets. These two rates are the endpoints for the "structuring range" for the Planned Principal Class. The Planned Principal Classes in any Series of Securities may be subdivided into different categories (e.g., Primary Planned Principal Classes, Secondary Planned Principal Classes and so forth) having different effective structuring ranges and different principal payment priorities. The structuring range for the Secondary Planned Principal Class of a Series of Securities will be narrower than that for the Primary Planned Principal Class of such Series. The Prospectus Supplement relating to each Planned Principal Class will disclose the principal balance schedule pertaining to such class and the pricing and prepayment assumptions based upon which the schedule will have been prepared, including the actual characteristics of the underlying Loans, the assumptions with respect to original terms to maturity, the remaining terms to maturity, and interest rates with respect to the underlying Loans, and the assumptions with respect to the rate of prepayment on the underlying Loans.


Scheduled Principal Class.........  A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a Planned Principal Class or Targeted Principal Class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying Trust Fund Assets. These two rates are the endpoints for the "structuring range" for the Scheduled Principal Class.

Sequential Pay Class..............  Classes that receive principal payments in a prescribed sequence, that do not have
                                    predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first Distribution Date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same Series of Securities may be identified as a Sequential Pay Class.

Strip Class.......................  A class that receives a constant proportion, or "strip," of the principal payments on the underlying Trust Fund Assets.

Support Class (also
  sometimes referred to
  as a "Companion Class").........  A class that receives principal payments on any Distribution Date only if scheduled
                                    payments have been made on specified Planned
                                    Principal Classes, Targeted Principal
                                    Classes and/or Scheduled Principal Classes.

Categories of Classes                               Definition


Targeted Principal Class
  (also sometimes
  referred to as a "TAC").........  A class that is designed to receive principal payments using a predetermined principal balance schedule derived by assuming a single constant prepayment rate for the underlying Trust Fund Assets. The Prospectus Supplement relating to each Targeted Principal Class will disclose the principal balance schedule pertaining to such class and the pricing and prepayment assumptions based upon which the schedule will have been prepared, including the actual characteristics of the underlying Loans, the assumptions with respect to original terms to maturity, the remaining terms to maturity, and interest rates with respect to the underlying Loans, and the assumptions with respect to the rate of prepayment on the underlying Loans.


                                                  INTEREST TYPES

Fixed Rate Class..................  A class with an interest rate that is fixed throughout the life of the class.

Floating Rate Class...............  A class with an interest rate that resets periodically based upon a designated index and that varies with changes in such index.

Inverse Floating Rate Class.......  A class with an interest rate that resets periodically based upon a designated index and that varies inversely with changes in such index.

Variable Rate Class...............  A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the Loan Rates borne by the underlying Loans).

Interest Only Class...............  A class that receives some or all of the interest payments made on the underlying
                                    Trust Fund Assets and little or no
                                    principal. Interest Only Classes have either a nominal principal balance or a notional amount. A nominal principal balance represents actual principal that will be paid on the class. It is referred to as nominal since it is extremely small compared to other classes. A notional amount is the amount used as a reference to calculate the amount of interest due on an Interest Only Class that is not entitled to any distributions in respect of principal.

Principal Only Class..............  A class that does not bear interest and is entitled to receive only distributions in respect of principal.

Partial Accrual Class.............  A class that accretes a portion of the amount of accrued interest thereon, which amount will be added to the principal balance of such class on each applicable Distribution Date, with the remainder of such accrued interest to be distributed currently as interest on such class. Such accretion may continue until a specified event has occurred or until such Partial Accrual Class is retired.

Accrual Class.....................  A class that accretes the amount of accrued interest otherwise distributable on such class, which amount will be added as principal to the principal balance of such class on each applicable Distribution Date. Such accretion may

Categories of Classes                               Definition

                                    continue until some specified event has
                                    occurred or until such Accrual Class is
                                    retired.

Indices Applicable to Floating Rate and Inverse Floating Rate Classes

      General. Except as otherwise specified in the related Prospectus Supplement, the indices applicable to Floating Rate and Inverse Floating Rate Classes will be limited to the indices described below.


      LIBOR. On the LIBOR Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate or Pass-Through Rate is determined by reference to an index denominated as LIBOR, the person designated in the related Agreement (the "Calculation Agent") will determine LIBOR by reference to the quotations, as set forth on the Telerate Screen Page 3750, offered by the principal London office of each of the designated reference banks meeting the criteria set forth below (the "Reference Banks") for making one-month United States dollar deposits in leading banks in the London Interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. In lieu of relying on the quotations for those Reference Banks that appear at such time on the Telerate Screen Page 3750, the Calculation Agent will request each of the Reference Banks to provide such offered quotations at such time. "Telerate Screen Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).


      LIBOR will be established by the Calculation Agent on each LIBOR Determination Date as follows:

            (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

            (b) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period (as such term is defined in the related Prospectus Supplement) shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Calculation Agent determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Calculation Agent are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Calculation Agent, being so made, or (ii) in the event that the Calculation Agent can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Calculation Agent are quoting on such LIBOR Determination Date to leading European banks.

            (c) If on any LIBOR Determination Date for a class specified in the related Prospectus Supplement, the Calculation Agent is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the next Interest Accrual Period shall be LIBOR as determined on the preceding LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, LIBOR shall be deemed to be the per annum rate specified as such in the related Prospectus Supplement.

      Each Reference Bank (i) shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market; (ii) shall not control, be controlled by, or be under common control with the Calculation Agent; and (iii) shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if appointment of any such Reference Bank is terminated, another leading bank meeting the criteria specified above will be appointed.

      The establishment of LIBOR on each LIBOR Determination Date by the Calculation Agent and its calculation of the rate of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.


      Treasury Index. On the Treasury Index Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as a "Treasury Index," the Calculation Agent will ascertain the Treasury Index for Treasury securities of the maturity and for the period (or, if applicable, date) specified in the related Prospectus Supplement. The Treasury Index for any period means the average of the yield for each business day during the period specified therein (and for any date means the yield for such date), expressed as a per annum percentage rate, on (i) U.S Treasury securities adjusted to the "constant maturity" (as further described below) specified in such Prospectus Supplement or (ii) if no "constant maturity" is so specified, United States Treasury securities trading on the secondary market having the maturity specified in such Prospectus Supplement, in each case as published by the Federal Reserve Board in its Statistical Release No. H.15(519). Statistical Release No. H.15(519) is published on Monday or Tuesday of each week and may be obtained by writing or calling the Publications Department at the Board of Governors of the Federal Reserve System, 21st and C Streets, Washington, D.C. 20551 (202) 452-3244. If the Calculation Agent has not yet received Statistical Release No. H.15(519) for such week, then it will use such Statistical Release from the immediately preceding week.


      Yields on United States Treasury securities at "constant maturity" are derived from the United States Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading United States government securities dealers to the Federal Reserve Bank of New York. This method provides a yield for a given maturity even if no security with that exact maturity is outstanding. In the event that the Treasury Index is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular Series of Securities. The Calculation Agent's determination of the Treasury Index, and its calculation of the rates of interest for the applicable classes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.


      Prime Rate. On the Prime Rate Determination Date (as such term is defined in the related Prospectus Supplement) for each class of Securities of a Series as to which the applicable interest rate is determined by reference to an index denominated as the Prime Rate, the Calculation Agent will ascertain the Prime Rate for the related Interest Accrual Period. The Prime Rate for an Interest Accrual Period will be the "Prime Rate" as published in the "Money Rates" section of The Wall Street Journal (or if not so published, the "Prime Rate" as published in a newspaper of general circulation selected by the Calculation Agent in its sole discretion) on the related Prime Rate Determination Date. If a prime rate range is given, then the average of such range will be used. In the event that the Prime Rate is no longer published, a new index based upon comparable data and methodology will be designated in accordance with the Agreement relating to the particular Series of Securities. The Calculation Agent's determination of the Prime Rate and its calculation of the rates of interest for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.


      The interest rate index or indices applicable to floating rate and inverse floating rate classes of any Series (the "Securities Index") may not reflect the actual index or indices employed under applicable Loan documents in calculating the interest rates on Loans in such class or classes of Securities (the "Loan Indices"). To this extent, the amounts available for payment of interest on such class or classes of Securities may increase or decrease depending upon divergences between performance of the applicable Securities Index and the composite performance of the applicable Loan Indices. While it might be possible, through the use of a reserve account, interest rate swaps, financial derivative contracts or other means, to hedge against the risk that divergences between the

Securities Index and the Loan Indices might result in insufficient interest payments being generated from Loans backing such class or classes of Securities to pay the interest accruing on such class or classes of Securities, the availability of interest rate hedging protection, if any, shall only be as disclosed in the related Prospectus Supplement.

Book-Entry Registration of Securities

      As described in the related Prospectus Supplement, if not issued in fully registered form, each class of Securities will be registered as book-entry securities (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Securities ("Beneficial Owners") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or Cedel Bank, Societe Anonyme ("CEDEL") or Euroclear System ("Euroclear") in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Citibank, N.A., will act as depository for CEDEL and The Chase Manhattan Bank will act as depository for Euroclear (in such capacities, individually the "Relevant Depository" and collectively the "European Depositories"). Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholders" of the Securities will be Cede & Co., as nominee of DTC. Beneficial Owners are only permitted to exercise their rights indirectly through DTC Participants and DTC.

      The Beneficial Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, Thrift Institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant, and on the records of CEDEL or Euroclear, as appropriate).

      Beneficial Owners will receive all distributions of principal of, and interest on, the Securities from the Trustee through DTC and DTC Participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. DTC Participants and indirect participants with whom Beneficial Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

      Beneficial Owners will not receive or be entitled to receive physical certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Beneficial Owners who are not DTC Participants may transfer ownership of Securities only through DTC Participants and indirect participants by instructing such DTC Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective DTC Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective DTC Participants will be debited and credited. Similarly, the DTC Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

      Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between DTC Participants will occur in accordance with the Rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with the Rules on behalf of the relevant European international clearing system by the Relevant Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositories.

      DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants (the "DTC Participants") deposit with DTC. DTC also facilitates the settlement among DTC Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in DTC Participants' accounts, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of DTC Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as Financial Intermediaries that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly. The Rules are on file with the Commission.

      CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

      Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and, in such capacity, the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Federal Reserve and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Under a book-entry format, Beneficial Owners of the Book-Entry Securities may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co., as nominee of DTC. Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--Tax Treatment of Foreign Investors" and "--Tax Consequences to holders of the Notes--Backup Withholding." Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

      Monthly and annual reports on the Trust Fund will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Beneficial Owners upon request, in accordance with the Rules, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of such Beneficial Owners are credited.

      DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

      Definitive Securities will be issued to Securityholders only if (i) the Servicer advises the applicable Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Trustee is unable to locate a qualified successor, (ii) the Servicer at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default or the resignation or removal of the Servicer with respect to such Securities, holders representing at least a majority of the outstanding principal amount of the related Securities of such series advise DTC, either directly or through DTC Participants, in writing (with instructions to notify the applicable Trustee in writing) that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Securities is no longer in the best interest of the holders of such Securities.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Owners of the occurrence of such event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the applicable Agreement.

      Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      None of the Servicer, the Depositor or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                              CREDIT ENHANCEMENT

General

      Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the related Trust Fund Assets. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Securities of such Series, the establishment of one or more Reserve Accounts, the use of a cross-collateralization feature, use of a mortgage pool insurance policy, FHA Insurance, VA Guaranty, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract, overcollateralization, or another method of credit enhancement contemplated herein and described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered by credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of any deficiencies.

Subordination


      If so specified in the related Prospectus Supplement, protection afforded to holders of one or more classes of Securities of a Series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of such Series (the "Senior Securities") to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinated Securities under the circumstances and to the extent specified in the related Prospectus Supplement. Protection may also be afforded to the holders of Senior Securities of a Series by: (i) reducing the ownership interest (if applicable) of the related Subordinated Securities; (ii) a combination of the immediately preceding sentence and clause (i) above; or (iii) as further described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Loans and losses on defaulted Loans may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the holders of Subordinated Securities that will be distributable to holders of Senior Securities on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Loans or aggregate losses in respect of such Loans were to exceed an amount specified in the related Prospectus Supplement, holders of Senior Securities would experience losses on the Securities.

      In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee or distributed to holders of Senior Securities. Such deposits may be made on each Distribution Date, for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. Amounts on deposit in the Reserve Account may be released to the holders of certain classes of Securities at the times and under the circumstances specified in such Prospectus Supplement.

      If specified in the related Prospectus Supplement, various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross-collateralization mechanism or otherwise.

      As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or
(iv) otherwise, in each case as specified in the related Prospectus Supplement. As between classes of Subordinated Securities, payments to holders of Senior Securities on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the related Prospectus Supplement.

Letter of Credit

      The letter of credit, if any, with respect to a Series of Securities will be issued by the bank or financial institution specified in the related Prospectus Supplement (the "L/C Bank"). Under the letter of credit, the L/C Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Loans on the related Cut-off Date or of one or more Classes of Securities (the "L/C Percentage"). If so specified in the related Prospectus Supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a Loan. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each Series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. See "The Agreements--Termination; Optional Termination." A copy of the letter of credit for a Series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Securities of the related Series.

Insurance Policies, Surety Bonds and Guaranties

      If so provided in the Prospectus Supplement for a Series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, a Trust Fund may also include bankruptcy bonds, special hazard insurance policies, other insurance or guaranties for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Prospectus Supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Securities of the related Series.

Over-Collateralization

      If so provided in the Prospectus Supplement for a Series of Securities, a portion of the interest payment on each Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of Securities and, thus, accelerate the rate of payment of principal on such class or classes of Securities.

Reserve Accounts

      If specified in the related Prospectus Supplement, credit support with respect to a Series of Securities will be provided by the establishment and maintenance with the Trustee for such Series of Securities, in trust, of one or more Reserve Accounts for such Series. The related Prospectus Supplement will specify whether or not any such Reserve Accounts will be included in the Trust Fund for such Series.

      The Reserve Account for a Series will be funded (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Prospectus Supplement to which the holders of Subordinated Securities, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Prospectus Supplement.

      Any amounts on deposit in the Reserve Account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in "Permitted Investments" which may include (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related Series of Securities, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency; (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency; (vii) repurchase obligations with respect to any security described in clauses (i) and
(ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency;
(ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each such Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; (x) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each such Rating Agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to such Securities by each such Rating Agency; and (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to such Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument; and provided, further that no investment specified in clause (ix) or clause (x) above shall be a Permitted Investment for any Pre-Funding Account or any related Capitalized Interest Account. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the Securities of the related Series. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the related Prospectus Supplement.


      Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Securities of the related Series for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

Pool Insurance Policies


      If specified in the related Prospectus Supplement, a separate pool insurance policy ("Pool Insurance Policy") will be obtained for the Pool and issued by the insurer (the "Pool Insurer") named in such Prospectus Supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Loans in the Pool in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Loans on the Cut-off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the holders of the Securities of the related Series. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of certain conditions precedent described below. The Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

      The Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;
(iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of such purchase and certain expenses incurred by the Servicer on behalf of the Trustee and Securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted Loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Mortgaged Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable special hazard insurance policy are insufficient to restore the damaged Mortgaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Servicer will not be required to expend its own funds to restore the damaged Mortgaged Property unless it determines that (i) such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

      The Pool Insurance Policy will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or (ii) failure to construct any building or structure located on a Mortgaged Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described above, and, in such events might give rise to an obligation on the part of such Seller to repurchase the defaulted Loan if the breach cannot be cured by such Seller. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Loan occurring when the servicer of such Loan, at the time of default or thereafter, was not approved by the applicable insurer.

      The original amount of coverage under each Pool Insurance Policy will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Servicer as well as accrued interest on delinquent Loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the related Securityholders.


Cross-Collateralization

      If specified in the related Prospectus Supplement, the beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In such case, credit support may be provided by a cross-collateralization feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in, or secured by, one or more asset groups within the same Trust Fund prior to distributions to Subordinated Securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups within such Trust Fund. Cross-collateralization may be provided by (i) the allocation of certain excess amounts generated by one or more asset groups to one or more other asset groups within the same Trust Fund or (ii) the allocation of losses with respect to one or more asset groups to one or more other asset groups within the same Trust Fund. Such excess amounts will be applied and/or such losses will be allocated to the class or classes of Subordinated Securities of the related Series then outstanding having the lowest rating assigned by any Rating Agency or the lowest payment priority, in each case to the extent and in the manner more specifically described in the related Prospectus Supplement. The Prospectus Supplement for a Series which includes a cross-collateralization feature will describe the manner and conditions for applying such cross-collateralization feature.

      If specified in the related Prospectus Supplement, the coverage provided by one or more of the forms of credit enhancement described in this Prospectus may apply concurrently to two or more separate Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit enhancement relates and the manner of determining the amount of coverage provided to such Trust Funds thereby and of the application of such coverage to the identified Trust Funds.

                      YIELD AND PREPAYMENT CONSIDERATIONS

      The yields to maturity and weighted average lives of the Securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related Trust Fund. The original terms to maturity of the Loans in a given Pool will vary depending upon the type of Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Loans in the related Pool. The related Prospectus Supplement will specify the circumstances, if any, under which the related Loans will be subject to prepayment penalties. The prepayment experience on the Loans in a Pool will affect the weighted average life of the related Series of Securities.

      The rate of prepayment on the Loans cannot be predicted. The Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of mortgage loans of the types generated by the Sellers. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility. Other factors that might be expected to affect the prepayment rate of a pool of Revolving Credit Line Loans include the amounts of, and interest rates on, the underlying senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, such Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses." The yield to an investor who purchases Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by such investor at the time such Securities were purchased.

      Collections on Revolving Credit Line Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain Revolving Credit Line Loans with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the Loans may vary due to seasonal purchasing and the payment habits of borrowers.


      To the extent specified in the related Prospectus Supplement, conventional Loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower of the related Mortgaged Property. Loans insured by the FHA, and Loans on Single Family Properties partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on such Loans may be lower than that of conventional Loans bearing comparable interest rates. The Servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Mortgaged Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements--Collection Procedures" and "Certain Legal Aspects of the Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Loans.

      The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Loan Rates borne by the Loans, such Loans are more likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the Loans, such Loans are more likely to experience a lower prepayment rate than if prevailing rates remain at or below such Loan Rates. However, there can be no assurance that such will be the case.


      When a full prepayment is made on a Loan, the borrower is charged interest on the principal amount of the Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. The effect of prepayments in full will be to reduce the amount of interest passed through or paid in the following month to holders of Securities because interest on the principal amount of any Loan so prepaid will generally be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through or paid in such month. Prepayments will be passed through or paid as described in the related Prospectus Supplement.

      Even assuming that the Mortgaged Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Mortgaged Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the Servicer to foreclose on or sell the Mortgaged Property or to obtain Liquidation Proceeds sufficient to repay all amounts due on the related Loan. In addition, the Servicer will be entitled to deduct from related Liquidation Proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.


      Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

      Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions.


      If the rate at which interest is passed through or paid to the holders of Securities of a Series is calculated on a Loan-by-Loan basis, disproportionate principal prepayments among Loans with different Loan Rates will affect the yield on such Securities. In most cases, the effective yield to Securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price, because while interest will accrue on each Loan in each month, the distribution of such interest will not be made earlier than the month following the month of accrual.


      Under certain circumstances, the Servicer, the holders of the residual interests in a REMIC or any person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund thereby effecting earlier retirement of the related Series of Securities. See "The Agreements--Termination; Optional Termination."

      The relative contribution of the various factors affecting prepayment may vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the Securities.

      The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Securities.

                                THE AGREEMENTS

      Set forth below is a description of the material provisions of each Agreement which are not described elsewhere in this Prospectus. The description is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements.

Assignment of the Trust Fund Assets

      Conveyance of the Loans. At the time of issuance of the Securities of a Series, the Depositor will cause the Loans comprising the related Trust Fund to be conveyed to the Trustee, without recourse, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with such conveyance, deliver such Securities to the Depositor in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Loan after application of payments due on or before the Cut-off Date, as well as information regarding the Loan Rate or Annual Percentage Rate ("APR"), the maturity of the Loan, the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, at origination and certain other information.


      The Agreement will require that, within the time period specified therein, the Depositor will also deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Mortgage Loan or Revolving Credit Line Loan, among other things, (i) the mortgage note or contract endorsed without recourse in blank or to the order of the Trustee, (ii) the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the Depositor will deliver or cause to be delivered a copy of such Mortgage together with a certificate that the original of such Mortgage was delivered to such recording office), (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, (iv) such other assignments deemed necessary by the Trustee, including assignments of title insurance policies covering the Mortgaged Properties and (v) such other security documents, including those relating to any senior interests in the Mortgaged Property, as may be specified in the related Prospectus Supplement or the related Agreement.

      The Trustee (or the custodian hereinafter referred to) will review such Loan documents within the time period specified in the related Prospectus Supplement after receipt thereof, and the Trustee will hold such documents in trust for the benefit of the related Securityholders. If any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will notify the Servicer and the Depositor, and the Servicer will notify the related Seller. If such Seller cannot cure the omission or defect within the time period specified in the related Prospectus Supplement after receipt of such notice, such Seller will be obligated to either (i) purchase the related Loan from the Trust Fund at the Purchase Price or (ii) if so specified in the related Prospectus Supplement, remove such Loan from the Trust Fund and substitute in its place one or more other Loans that meets certain requirements set forth in the related Agreement and described in the related Prospectus Supplement. There can be no assurance that a Seller will fulfill this purchase or substitution obligation. Although the Servicer may be obligated to enforce such obligation to the extent described above under "Loan Program--Representations by Sellers; Repurchases," neither the Servicer nor the Depositor will be obligated to purchase or replace such Loan if the Seller defaults on its obligation, unless such breach also constitutes a breach of the representations or warranties of the Servicer or the Depositor, as the case may be. This obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.


      The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as agent of the Trustee.


      The Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of any such representation of the Servicer which materially and adversely affects the interests of the Securityholders in a Loan, the Servicer will be obligated either to cure the breach in all material respects or to purchase (at the Purchase Price) or if so specified in the related Prospectus Supplement, replace the Loan. This obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for such a breach of representation by the Servicer.


      Notwithstanding the foregoing provisions, with respect to a Trust Fund for which a REMIC election is to be made, no purchase or substitution of a Loan will be made if such purchase or substitution would result in a prohibited transaction tax under the Code.

      No Recourse to Sellers; Depositor or Servicer. As described above under "--Conveyance of the Loans," the Depositor will cause the Loans comprising the related Trust Fund to be conveyed to the Trustee, without recourse. However, each Seller (and Equity One, where the Seller is a subsidiary of Equity One) will be obligated to repurchase or substitute for any Loan as to which certain representations and warranties are breached or for failure to deliver certain documents relating to the Loans as described herein under "--Conveyance of the Loans" and "Loan Program--Representations by Sellers; Repurchases." In addition, the Servicer and the Depositor will be obligated to purchase or substitute for any Loan as to which certain representations and warranties are breached as described herein under "--Conveyance of the Loans." These obligations to purchase or substitute constitute the sole remedy available to the Securityholders or the Trustee for a breach of any such representation or failure to deliver a constituent document.

Payments on Loans; Deposits to Security Account


      The Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the Trust Fund (the "Security Account") which must be either (i) maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agency or Rating Agencies that rated one or more classes of the related Series of Securities, (ii) an account or accounts the deposits in which are fully insured by the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation (the "SAIF")), (iii) an account or accounts the deposits in which are insured by the BIF or the SAIF (to the limits established by the FDIC), and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the Securityholders have a claim with respect to the funds in the Security Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained, or (iv) an account or accounts otherwise acceptable to each Rating

Agency. The collateral eligible to secure amounts in the Security Account is limited to Permitted Investments. A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. The Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the Servicer or with a depository institution that is an affiliate of the Servicer, provided it meets the standards set forth above.

      The Servicer will deposit or cause to be deposited in the Security Account for each Trust Fund, to the extent applicable and provided in the Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts representing Retained Interest):


            (i) all payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, any applicable prepayment penalties, on the Loans;

            (ii) all payments on account of interest on the Loans, net of applicable servicing compensation;

            (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed Advances made, by the Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed Advances made, by the Servicer, if any) received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

            (iv) all proceeds of any Loan or property in respect thereof purchased by the Servicer, the Depositor or any Seller as described under "Loan Program--Representations by Sellers; Repurchases" or "--Assignment of the Trust Fund Assets" and all proceeds of any Loan repurchased as described under "--Termination; Optional Termination;"

            (v) all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance;"

            (vi) any amount required to be deposited by the Servicer in connection with losses realized on investments for the benefit of the Servicer of funds held in the Security Account and, to the extent specified in the related Prospectus Supplement, any payments required to be made by the Servicer in connection with prepayment interest shortfalls; and

            (vii) all other amounts required to be deposited in the Security Account pursuant to the Agreement.

      The Servicer (or the Depositor, as applicable) may from time to time direct the institution that maintains the Security Account to withdraw funds from the Security Account for the following purposes:

            (i) to pay to the Servicer the servicing fees described in the related Prospectus Supplement, the Servicing Fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the Security Account credited thereto;

            (ii) to reimburse the Servicer for Advances, such right of reimbursement with respect to any Loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on such Loan (or Insurance Proceeds or Liquidation Proceeds with respect thereto) with respect to which such Advance was made;

            (iii) to reimburse the Servicer for any Advances previously made which the Servicer has determined to be nonrecoverable;

            (iv) to reimburse the Servicer from Insurance Proceeds for expenses incurred by the Servicer and covered by the related insurance policies;

            (v) to reimburse the Servicer for unpaid Servicing Fees and unreimbursed out-of-pocket costs and expenses incurred by the Servicer in the performance of its servicing obligations, such right of reimbursement being limited to amounts received representing late recoveries of the payments for which such advances were made;

            (vi) to pay to the Servicer, with respect to each Loan or property acquired in respect thereof that has been purchased by the Servicer pursuant to the Agreement, all amounts received thereon and not taken into account in determining the principal balance of such repurchased Loan;

            (vii) to reimburse the Servicer or the Depositor for expenses incurred and reimbursable pursuant to the Agreement;

            (viii) to withdraw any amount deposited in the Security Account and not required to be deposited therein; and

            (ix) to clear and terminate the Security Account upon termination of the Agreement.


      In addition, on or prior to the business day immediately preceding each Distribution Date, the Servicer shall withdraw from the Security Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the Trustee for the related Series of Securities.


Pre-Funding Account


      If so provided in the related Prospectus Supplement, the Servicer will establish and maintain a Pre-Funding Account, in the name of the related Trustee on behalf of the related Securityholders, into which the Depositor will deposit cash in an amount equal to the Pre-Funded Amount on the related Closing Date. The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by such Trustee during the Funding Period to pay to the Depositor the purchase price for Subsequent Loans. Subsequent Loans will be required to conform to the requirements set forth in the related Agreement and described in the related Prospectus Supplement. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the Certificates and Notes of the related Series. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Loans from the Depositor from time to time during the Funding Period. The Funding Period, if any, for a Trust Fund will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is the earliest to occur of: (i) the date the amount on deposit in the Pre-Funding Account is less than the minimum dollar amount specified in the related Agreement; (ii) the date on which an Event of Default occurs under the related Agreement; or (iii) the date which is the later of three months or 90 days after the related Closing Date. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the Pre-Funding Account will be deposited into the related Security Account or such other trust account as is specified in the related Prospectus Supplement and losses will be charged against the funds on deposit in the Pre-Funding Account. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities.

      In addition, if so provided in the related Prospectus Supplement, on the related Closing Date the Depositor will deposit in an account (the "Capitalized Interest Account") cash in such amount as is necessary to cover shortfalls in interest on the related Series of Securities that may arise as a result of utilization of the Pre-Funding Account as described above. The Capitalized Interest Account shall be maintained with the Trustee for the related Series of Securities and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the Capitalized Interest Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire amount on deposit in the Capitalized Interest Account has not been applied to cover shortfalls in interest on the related Series of Securities by the end of the Funding Period, any amounts remaining in the Capitalized Interest Account will be paid to the Depositor.

Sub-Servicing by Sellers

      Each Seller of a Loan or any other servicing entity may act as the Sub-Servicer for such Loan pursuant to an agreement (each, a "Sub-Servicing Agreement"), which will not contain any terms inconsistent with the related Agreement. While each Sub-Servicing Agreement will be a contract solely between the Servicer and the SubServicer, the Agreement pursuant to which a Series of Securities is issued will provide that, if for any reason the Servicer for such Series of Securities is no longer the Servicer of the related Loans, the Trustee or any successor Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement. Notwithstanding any such sub-servicing arrangement, unless otherwise provided in the related Prospectus Supplement, the Servicer will remain liable for its servicing duties and obligations under the Master Servicing Agreement as if the Servicer alone were servicing the Loans.

Collection Procedures

      The Servicer, directly or through one or more Sub-Servicers, will make reasonable efforts to collect all payments called for under the Loans and will, consistent with each Agreement and any Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Loans. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Loan and (ii) to the extent not inconsistent with the coverage of such Loan by a Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty, bankruptcy bond or alternative arrangements, if applicable, arrange with a borrower a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment. To the extent the Servicer is obligated to make or cause to be made Advances, such obligation will remain during any period of such an arrangement.

      In any case in which property securing a Loan has been, or is about to be, conveyed by the mortgagor or obligor, the Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and will not impair or threaten to impair any recovery under any Primary Mortgage Insurance Policy. If these conditions are not met or if the Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause or if such Loan is a mortgage loan insured by the FHA or partially guaranteed by the VA, the Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon. Any fee collected by or on behalf of the Servicer for entering into an assumption agreement will be retained by or on behalf of the Servicer as additional servicing compensation. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses." In connection with any such assumption, the terms of the related Loan may not be changed.

Hazard Insurance

      Except as otherwise specified in the related Prospectus Supplement, the Servicer will require the mortgagor or obligor on each Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Mortgaged Property in the state in which such Mortgaged Property is located. Such coverage will be in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan or
(ii) the greater of (a) the outstanding principal balance of the Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the mortgagor and/or the mortgagee from becoming a co-insurer. All amounts collected by the Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor or obligor in accordance with the Servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the Servicer maintains a blanket policy insuring against hazard losses on all the Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the Mortgaged Property securing a Loan is located in a federally designated special flood area at the time of origination, the Servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

      The hazard insurance policy covering each Mortgaged Property securing each Loan typically contains a clause which in effect requires the insured at all times to carry insurance in an amount which is the lesser of (i) the replacement value of the Mortgaged Property or (ii) the principal amount of the Loan. Most insurance policies provide that if the insured's coverage falls below a specified percentage (usually 80% to 90%), then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Servicer may cause to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement."

      If the Mortgaged Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Mortgaged Property, the Servicer is not required to expend its own funds to restore the damaged Mortgaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Servicer for its expenses and
(ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

      If recovery on a defaulted Loan under any related insurance policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by an insurance policy, the Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Mortgaged Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Servicer in connection with such proceedings and which are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, amounts representing the balance of such excess exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

      If the Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Servicer, exceed the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan. In the event that the Servicer has expended its own funds to restore the damaged Mortgaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to such expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Servicer, no such payment or recovery will result in a recovery to the Trust Fund which exceeds the principal balance of the defaulted Loan together with accrued interest thereon. See "Credit Enhancement."

      The proceeds from any liquidation of a Loan will be applied in the following order of priority: first, to reimburse the Servicer for any unreimbursed expenses incurred by it to restore the related Mortgaged Property and any unreimbursed servicing compensation payable to the Servicer with respect to such Loan; second, to reimburse the Servicer for any unreimbursed Advances with respect to such Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on such Loan; and fourth, as a recovery of principal of such Loan.


Realization Upon Defaulted Loans

      FHA Insurance; VA Guaranties. Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1937, as amended. In addition to the Title I Program of the FHA (see "Certain Legal Aspects of the Loans--Title I Program") certain Loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. Loans insured by FHA generally require a minimum down payment of approximately 5% of the original principal amount of the loan. No FHA-insured Loans relating to a Series may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such Loan.

      Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (a "VA Guaranty"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guaranty of mortgage loans of up to 30 years' duration. However, no Loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guaranty for such Loan. The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended.

      Primary Mortgage Insurance Policies. If so specified in the related Prospectus Supplement, the Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, a Primary Mortgage Insurance Policy with regard to each Loan for which such coverage is required. Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. The Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement

Primary Mortgage Insurance Policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of such Series that have been rated.

Servicing and Other Compensation and Payment of Expenses


      The principal servicing compensation to be paid to the Servicer in respect of its servicing activities for each Series of Securities will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Loan, and such compensation will be retained by it from collections of interest on such Loan in the related Trust Fund (the "Servicing Fee"). As compensation for its servicing duties, a Sub-Servicer or, if there is no Sub-Servicer, the Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, the Servicer or Sub-Servicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from borrowers, and any benefit that may accrue as a result of the investment of funds in the applicable Security Account.


      The Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust Fund and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, payment of any fee or other amount payable in respect of any credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers and Sellers. The Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and Sellers under certain limited circumstances.

Evidence as to Compliance


     Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Servicer of mortgage loans or private asset backed securities, or under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), or the Uniform Single Attestation Program for Mortgage Bankers, it is required to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.


      Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Servicer to the effect that the Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

      Copies of the annual accountants' statement and the statement of officers of the Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Servicer at the address set forth in the related Prospectus Supplement.

Certain Matters Regarding the Servicer and the Depositor

      The Servicer under each Pooling and Servicing Agreement or Master Servicing Agreement, as applicable, will be named in the related Prospectus Supplement. The entity serving as Servicer may have normal business relationships with the Depositor or the Depositor's affiliates.

      Each Agreement will provide that the Servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. The Servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Agreement.

      Each Agreement will further provide that neither the Servicer, the Depositor nor any director, officer, employee, or agent of the Servicer or the Depositor will be under any liability to the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Servicer, the Depositor nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that the Servicer, the Depositor and any director, officer, employee or agent of the Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Loan or Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.


     Except as otherwise specified in the related Prospectus Supplement, any person into which the Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Servicer is a party, or any person succeeding to the business of the Servicer, will be the successor of the Servicer under each Agreement, provided that such person is qualified to sell mortgage loans to, and service mortgage loans on behalf of, the Federal National Mortgage Association ("FNMA" or "Fannie Mae") or FHLMC and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of Securities of such Series that have been rated.


Events of Default; Rights Upon Event of Default

      Pooling and Servicing Agreement; Master Servicing Agreement. Except as otherwise specified in the related Prospectus Supplement, "Events of Default" under each Agreement will consist of (i) any failure by the Servicer to distribute or cause to be distributed to Securityholders of any class any required payment (other than an Advance) which continues unremedied for five days after the giving of written notice of such failure to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the holders of Securities of such class evidencing not less than 25% of the total distributions allocated to such class ("Percentage Interests"); (ii) any failure by the Servicer to make an Advance as required under the Agreement, unless cured as specified therein; (iii) any failure by the Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Servicer indicating its insolvency, reorganization or inability to pay its obligations.


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

      If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Trust Fund Assets and the other assets of the Trust Fund described under "Credit Enhancement" herein in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

      Unless otherwise provided in the related Prospectus Supplement, so long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class and under such other circumstances as may be specified in such Agreement, the Trustee shall terminate all of the rights and obligations of the Servicer under the Agreement relating to such Trust Fund and in and to the related Trust Fund Assets, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make Advances, and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of a least $10,000,000 to act as successor to the Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Servicer under the Agreement.

      Unless otherwise provided in the related Prospectus Supplement, no Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of such Series evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

      Indenture. Except as otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes shall include: (i) a default in the payment of any principal of or interest on any Note of such Series which continues unremedied for five days after the giving of written notice of such default is given as specified in the related Prospectus Supplement; (ii) failure to perform in any material respect any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (iv) any other Event of Default provided with respect to Notes of that Series including but not limited to certain defaults on the part of the issuer, if any, of a credit enhancement instrument supporting such Notes.

      If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series have an interest rate of 0%, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the Notes of such Series.

      If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, other than a default in the payment of any principal or interest on any Notes of such Series for five days or more, unless (a) the holders of 100% of the Percentage Interests of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 662/3% of the Percentage Interests of the Notes of such Series.

      In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for five days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the holders of Notes would be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the holders of Notes after the occurrence of such an Event of Default.

      Except as otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

      Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such Series, unless such holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.

Amendment

      Except as otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Servicer and the Trustee, without the consent of any of the Securityholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; or (iii) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder. An amendment will be deemed not to adversely affect in any material respect the interests of the Securityholders if the person requesting such amendment obtains a letter from each Rating Agency requested to rate the class or classes of Securities of such Series stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such Securities. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders, to change the manner in which the Security Account is maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Securities of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Except as otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Servicer and the Trustee with consent of holders of Securities of such Series evidencing not less than 66% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Loans which are required to be distributed on any Security without the consent of the holder of such Security, or (ii) reduce the aforesaid percentage of Securities of any class the holders of which are required to consent to any such amendment without the consent of the holders of all Securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund to fail to qualify as a REMIC.

Termination; Optional Termination

      Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each Series of Certificates will terminate upon the payment to the related holders of Certificates of all amounts held in the Security Account or by the Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets remaining in the Trust Fund or (ii) the purchase by the Servicer or, if REMIC treatment has been elected and if specified in the related Prospectus Supplement, by the holder of the residual interest in the REMIC (see "Federal Income Tax Consequences") from the related Trust Fund of all of the remaining Trust Fund Assets and all property acquired in respect of such Trust Fund Assets.


      Unless otherwise specified by the related Prospectus Supplement, any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Certificates will be made at the option of the Servicer, such other person or, if applicable, such holder of the REMIC residual interest, at a price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that Series, but the right of the Servicer, such other person or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than 5% of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any purchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(a)(4) of the Code.


      Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

      In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the last scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.


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

The Trustee

      The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Servicer and any of their respective affiliates.

                      CERTAIN LEGAL ASPECTS OF THE LOANS

      The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the descriptions do not, except as expressly provided below, reflect the laws of any particular jurisdiction, or encompass the laws of all jurisdictions in which the security for the Loans is situated. The descriptions are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the jurisdictions in which Loans may be originated.

General

      The Loans for a Series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

Foreclosure/Repossession

      Deeds of Trust and Security Deeds. Foreclosure of a deed of trust or a security deed is generally accomplished by a non-judicial sale under a specific provision in the deed of trust or security deed which authorizes the trustee or grantee to sell the property at public auction upon any default by borrower under the terms of the note, deed of trust or security deed. In certain states, such foreclosure also may be accomplished by judicial sale in the manner provided for foreclosure of mortgages.

      Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property.

      Actions prior to Commencement of Foreclosure. Many states require notices, sometimes in prescribed form, be given to borrowers prior to commencement of foreclosure proceedings in addition to any notice requirements contained in the mortgage or deed of trust. In some states, a notice of default must be recorded and a copy sent to the borrower and any other party with an interest in the property. In some states, the borrower has the right to reinstate the loan at any time following default until shortly before the sale. If a deed of trust, security deed or mortgage is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws


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

require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

      Foreclosure Proceedings. In the case of foreclosure of a security deed, deed of trust or mortgage, delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties, but when the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. After completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and the court either appoints or directs a referee, sheriff, or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Deeds of trust and security deeds are generally foreclosed by the Trustee or Grantee in a non-judicial sale.

            Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus, the foreclosing lender often purchases the property from the trustee, referee, sheriff, or other court officer, for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished. However, the lender may purchase for a lesser amount in some jurisdictions which only require a minimum bid, or, in states where a deficiency judgment is available, in order to preserve its right to seek such judgment. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

            Courts have imposed equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's default under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

      Right of Redemption. In many states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale.

      When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "--Junior Mortgages; Rights of Senior Mortgagees."

Environmental Risks

      Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.


      Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a Mortgaged Property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for such costs on any and all "responsible parties," including owners or operators. However, CERCLA (as amended, as to lender liability, by the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996), excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "Secured Creditor Exclusion") but without "participating in the management" of the Mortgaged Property. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to third party), or fails to market the property in a timely fashion.



     Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In United States v. Fleet Factors Corp., 901 F.2d 1550 (11th Cir. 1990), the United States Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.


      This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes control or responsibility for (including day-to-day management of) all operational functions of the mortgaged property. However, such amendments do not affect the potential for liability under other federal or state laws which impose liability on "owners or operators" but do not provide any protection for secured creditors.

      If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would result in a loss to Securityholders.

      CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

      In the case of the Residential Loans, at the time of origination, no environmental assessment was conducted. In the case of the Mixed Use Loans, except as otherwise specified in the related Prospectus Supplement, at the time of origination, no environmental assessment of the Mortgaged Properties was conducted.


Rights of Redemption

      In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property.

Anti-Deficiency Legislation; Bankruptcy Laws; Tax Liens

      Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property at the time of the foreclosure sale. As a result of these prohibitions, it is anticipated that in most instances the Servicer will utilize the non-judicial foreclosure remedy and will not seek deficiency judgments against defaulting borrowers.

      Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

      In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Code, a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the Bankruptcy Code,


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

including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

      The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party.

Due-on-Sale Clauses


         To the extent specified in the related Prospectus Supplement, conventional Loans will contain due-on-sale clauses which will generally provide that if the mortgagor or obligor sells, transfers or conveys the Mortgaged Property, the loan or contract may be accelerated by the mortgagee or secured party. Court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. The FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered thereunder may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Loans and the number of Loans which may extend to maturity.


      In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Enforceability of Prepayment and Late Payment Fees


         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Mortgaged Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate Loans having higher Loan Rates, may increase the likelihood of refinancing or other early retirement of such loans or contracts. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.


Equitable Limitations on Remedies


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

      In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate a borrower suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon the lender's security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in some cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protection to the borrower.

Applicability of Usury Laws

      Each Mortgage Loan jurisdiction has usury laws which limit the interest and other amounts that may be charged under certain loans. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, as amended ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The OTS, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.



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

Soldiers' and Sailors' Civil Relief Act


      Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Loans. Unless otherwise provided in the related Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to Securityholders. The Relief Act also imposes limitations which would impair the ability of the Servicer to foreclose on an affected Loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a Loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that such a Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.


Junior Mortgages; Rights of Senior Mortgagees

      To the extent that the Loans comprising the Trust Fund for a Series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the Trust Fund (and therefore the Securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure a default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

      The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

      Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

The Title I Program

     General. Certain of the Loans contained in a Trust Fund may be loans insured under the Title I Credit Insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the Secretary of the Department of Housing and Urban Development ("HUD") is authorized and empowered to insure qualified lending


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

institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the Secretary of HUD insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

     The types of loans which are eligible for insurance by the Secretary of HUD under the Title I Program include property improvement loans ("Property Improvement Loans" or "Title I Loans"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes single family improvement loans.

      There are two basic methods of lending or originating such loans which include a "direct loan" or a "dealer loan." With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from lender and the lender may distribute proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

     Loans insured under the Title I Program are required to have fixed interest rates and, generally, provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually in order to correspond with the borrower's irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate must be negotiated and agreed to by the borrower and the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

      Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD.

     Under the Title I Program, the Secretary of HUD does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the Secretary of HUD. In such case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless such material misstatement of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

      Requirements for Title I Loans. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that such maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding


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

balance of all Title I Loans in the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

      Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

      The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend such list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than six months after disbursement of the loan proceeds with one six month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

     HUD Insurance Coverage. Under the Title I Program the Secretary of HUD establishes an insurance coverage reserve account for each lender which has been granted a Title I insurance contract. The amount of insurance coverage in this account is 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with the Secretary of HUD for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay. Loans to be insured under the Title I Program will be registered for insurance by the Secretary of HUD and the insurance coverage attributable to such loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the Secretary of HUD of a timely filed loan report on the prescribed form pursuant to the Title I regulations. The Secretary of HUD charges a fee of 0.50% of the loan amount multiplied by the number of years in the loan term for any eligible loan so reported and acknowledged for insurance. For loans with maturities of 25 months or less, payment of the entire insurance premium is due 25 days after the Secretary of HUD acknowledges the loan report. For loans with a term longer than 25 months, payment of the insurance premium is made in annual installments beginning 25 days after the Secretary of HUD acknowledges the loan report. If an insured loan is prepaid during the year, FHA will not refund or abate portions of the insurance premium already paid. Refunds and abatements are allowed only in limited circumstances.

     Under the Title I Program the Secretary of HUD will reduce the insurance coverage available in the lender's insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of insurance claims approved for payment relating to such insured loans and (ii) the amount of insurance coverage attributable to insured loans sold by the lender. The balance of the lender's insurance coverage reserve account will be further adjusted as required under Title I or by the Secretary of HUD. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring such eligible loans registered with the Secretary of HUD for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary of HUD's interest to do so.

     The lender may transfer insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance (except as collateral in a bona fide transaction). Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the Secretary of HUD, upon receipt of the loan report required upon transfer in accordance with the Title I regulations, will transfer from the transferor's


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

insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of such loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD.

      Claims Procedures Under Title I. Under the Title I Program the lender may accelerate an insured loan following a default on such loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

      Following acceleration of maturity upon a secured Title I Loan, the lender may either (a) proceed against the property under any security instrument, or
(b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

     When a lender files an insurance claim with the Secretary of HUD under the Title I Program, the Secretary of HUD reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Property Improvement Loan must be filed with the Secretary of HUD no later than nine months after the date of default of such loan. Concurrently with filing the insurance claim, the lender shall assign to the United States the lender's entire interest in the loan note (or a judgment in lieu of the note), in any security held and in any claim filed in any legal proceedings. If the Secretary of HUD has reason to believe that the note is not valid or enforceable against the borrower, the Secretary of HUD may deny the claim and reassign the note to the lender. If either such defect is discovered after the Secretary of HUD has paid a claim, the Secretary of HUD may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. The Secretary of HUD may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender.

     Under the Title I Program the amount of an insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the "Claimable Amount" means an amount equal to 90% of the sum of (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing such loan; (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum; (c) the uncollected court costs; (d) the attorney's fees not to exceed $500; and (e) the expenses for recording the assignment of the security to the United States.


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

Consumer Protection Laws

      Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of loans secured by Single Family Properties. These laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act and Regulation B promulgated thereunder, the Fair Credit Billing Act, the Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to the borrowers regarding the terms of the Loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of such laws may limit the ability of the Sellers to collect all or part of the principal of or interest on the Loans and could subject the Sellers and in some cases their assignees to damages and administrative enforcement.

                        FEDERAL INCOME TAX CONSEQUENCES

General



      The following is a summary of the anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities and represents the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the Depositor. The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.



      The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities.


     The federal income tax consequences to holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a real estate mortgage investment conduit ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the Trust Fund relating to a particular Series of Certificates as a partnership. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series. Prior to issuance of each Series of Securities, the Depositor shall file with the Commission a Form 8-K on behalf of the related Trust Fund containing an opinion and related consent of Stradley, Ronon, Stevens & Young, LLP with respect to the validity of the information set forth under "Federal Income Tax Consequences" herein and in the related Prospectus Supplement.


Taxation of Debt Securities



      Status as Real Property Loans. Except to the extent otherwise provided in the related Prospectus Supplement, Stradley, Ronon, Stevens & Young, LLP is of the opinion that (i) Securities held by a domestic building and loan association will or, in the case of Certificates issued by a Trust Fund electing to be taxed as a partnership, should constitute "loans... secured by an interest in real property" within the meaning of

Code section 7701(a)(19)(C); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code section 856(c)(5)(A) and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B).

      The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for Thrift Institutions, repealed the application of Code section 593(d) to any taxable year beginning after December 31, 1995.

      Interest and Acquisition Discount. Securities representing regular interests in a REMIC ("Regular Interest Securities") are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

      Debt Securities that are Accrual Securities will, and certain of the other Debt Securities may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder on January 27, 1994, as amended on June 11, 1996 (the "OID Regulations"). A holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

      In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. A holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

      The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the related Closing Date, the issue price for such class will be treated as the fair market value of such class on such Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

      Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will


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be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

      Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

      Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Accrual Securities, certain Interest Weighted Securities (as defined herein), and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

      The Internal Revenue Services (the "IRS") recently issued final regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Debt Security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

      The holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

      The amount of OID to be included in income by a holder of a debt instrument, such as certain classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security,


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

over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period),
(ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of original issue discount required to be included in income by a holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although original issue discount will be reported to holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to holders that Loans will be prepaid at that rate or at any other rate.

      Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

      A subsequent holder of a Debt Security will also be required to include OID in gross income, but such a holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

      Effects of Defaults and Delinquencies. Holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that any accrual of interest on a security is uncollectible. The IRS, in a recent Technical Advice Memorandum, has ruled that holders of a debt instrument having OID must continue to accrue OID, as distinguished from the accrual of interest, even when the issuer's financial condition is such that there is no reasonable expectation that the instrument will be redeemed according to its terms. As a result, the amount of income (including OID) reported by a holder of such a Security in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is reduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, holders of Securities should consult their own tax advisors on this point.

      Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "--Tax Status as a Grantor Trust--General") the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Certificates (the "Interest Weighted Securities"). The Issuer intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as an Accrual Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such holder for such Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Certificates."

      Variable Rate Debt Securities. In the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities


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

and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

      Market Discount. A purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Certificate (as defined herein), as set forth below, the Loans underlying such Security) not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Certificate, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

      Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Certificate, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Certificate, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Certificate, an underlying Loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

      Premium. A holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the Code indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such class. Premium on a Pay-Through Security that is not amortized pursuant to an election under Code Section 171 is allocated among the principal payments to be made on the Pay-Through Security and is allowed as an interest offset (or possibly as a loss deduction). If a holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

      On June 27, 1996 the IRS issued proposed regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Securities. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the Securities should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.


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

      Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

Taxation of the REMIC and its Holders

      General. In the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the Depositor, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "regular interests" or "residual interests" in a REMIC, as specified in the related Prospectus Supplement.

      Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(6)(B), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Security will qualify for the tax treatment described in (i) and (ii) in the proportion that such REMIC assets are qualifying assets.

      The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for Thrift Institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

REMIC Expenses; Single Class REMICs


      As a general rule, all of the expenses of a REMIC will be taken into account by holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interest Securities (as defined herein) on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of such holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules.


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


The expenses of the REMIC will be allocated to holders of the related residual interest securities.


Taxation of the REMIC

      General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

      Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and (ii) deductions, including stated interest and OID accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

      For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the startup day (i.e., the day on which the REMIC issues all of its regular and residual interests). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

      The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "--Taxation of Debt Securities." However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

      To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

      Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment;
(iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the startup day. The holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed


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

on the REMIC. To the extent not paid by such holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding classes of Securities of such REMIC.

Taxation of Holders of Residual Interest Securities

      The holder of a Security representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

      The holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

      In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will be greater or less than the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

      Limitation on Losses. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest Security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

      Distributions. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Security. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

      Sale or Exchange. A holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

      Excess Inclusions. The portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating


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

losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511 (e.g., an organization described under Code Section 401(a) or 501(c), with certain limited exceptions), such holder's excess inclusion income will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a Foreign Person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "--Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 has eliminated the special rule permitting
Section 593 institutions ("Thrift Institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a Thrift Institution since November 1, 1995.

      In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

      The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of
(i) 120% of the long term applicable federal rate on the startup day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest Security at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest Security), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

      Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors."

      Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax (other than a farmers' cooperative described in Code Section 521) imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

      If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-


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through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

      Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by Foreign Persons to United States Persons. See "--Tax Treatment of Foreign Investors."

      Mark to Market Rules. Prospective purchasers of a REMIC Residual Interest Security should be aware that the Treasury recently issued final regulations (the "Mark-to-Market Regulations") which provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. The Mark-to-Market Regulations replace the temporary regulations which allowed a REMIC Residual Interest Security to be marked-to-market provided that it was not a negative value residual interest and did not have the same economic effect as a negative value residual interest. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the application of the Mark-to-Market Regulations.

Administrative Matters

      The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Tax Status as a Grantor Trust

      General. As specified in the related Prospectus Supplement if a REMIC or partnership election is not made, in the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the Depositor, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, the "Pass-Through Certificates"). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases (the "Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

      Each holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the Trustee and the Servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Certificates other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder


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

of a Security will generally be entitled to deduct such Servicing Fees under
Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.


      Discount or Premium on Pass-Through Certificates. The holder's purchase price of a Pass-Through Certificate is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Loans that it represents. To the extent that the portion of the purchase price of a Pass-Through Certificate allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Loan allocable to the Certificate, the interest in the Loan allocable to the Pass-Through Certificate will be deemed to have been acquired at a discount or premium, respectively.


     The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Certificates, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Certificate. A holder that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities--Market Discount" and "--Premium."

      In the case of market discount on a Pass-Through Certificate attributable to Loans originated on or before July 18, 1984, the holder generally will be required to allocate (e.g., on a ratable or straight line basis) the portion of such discount that is allocable to a Loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income initially at a faster rate than discount would be required to be included in income using the method described in the preceding paragraph.

      Stripped Securities. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities (the "Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments.
Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is


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

purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.


     Servicing fees in excess of reasonable servicing fees ("Excess Servicing") will be treated under the stripped bond rules. If the Excess Servicing fee is less than 100 basis points (1%) (i.e., 1% interest on the Loan principal balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

      The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and original issue discount rules are to apply to Stripped Securities and other Pass-Through Certificates. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. However, the Code does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities which technically represent ownership interests in the underlying Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis. In applying the calculation to Pass-Through Certificates, the Trustee will treat all payments to be received by a holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each Loan underlying a Security.


      Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

      In the case of a Stripped Security that is an Interest Weighted Security, the Trustee intends, absent contrary authority, to report income to Security holders as OID, in the manner described above for Interest Weighted Securities.

      Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Contingent Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

      Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

      Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans' character is not carried over to the Securities in such circumstances. Pass-Through Certificates will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(6)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.


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

Sale or Exchange

      Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a holder's tax basis in its Security is the price such holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Security is held as a capital asset. In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over (ii) the amount of ordinary income actually recognized by the holder with respect to such Regular Interest Security. For taxable years beginning after December 31, 1992, the maximum tax rate on ordinary income for individual taxpayers is 39.6% and the maximum tax rate on long-term capital gains reported after December 31, 1990 for such taxpayers is 28%. The maximum tax rate on both ordinary income and long-term capital gains of corporate taxpayers is 35%.

Miscellaneous Tax Aspects

      Backup Withholding. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a holder, other than a holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the Securities. This withholding generally applies if the holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Foreign Persons (as defined below) who provide appropriate ownership statements as to status as a Foreign Person. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

      The Trustee will report to the holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

Tax Treatment of Foreign Investors

      The term "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. A "Foreign Person" is any person that is not a United States Person.

      Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a Foreign Person, such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements as to status as a Foreign Person, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Foreign Persons. Holders of Pass-Through Certificates and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

      Interest and OID of holders who are Foreign Persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

      Payments to holders of Residual Interest Securities who are Foreign Persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Foreign Person will be disregarded for all federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Foreign Person transfers a Residual Interest Security to a United States Person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "--Taxation of Holders of Residential Securities--Excess Inclusions."

Tax Characterization of the Trust Fund as a Partnership

      In the opinion of Stradley, Ronon, Stevens & Young, LLP, special counsel to the Depositor, a Trust Fund for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents, including the requirement that the Trust Fund file with the IRS a protective election to be classified as a partnership, will be complied with, and on counsel's conclusions that (i) the Trust Fund will be eligible to be classified as a partnership and (ii) the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Securities has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

      If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

Tax Consequences to Holders of the Notes

      Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Special counsel to the Depositor will, except as otherwise provided in the related Prospectus Supplement, advise the Depositor that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.


     Assumptions Regarding the Notes. The discussion below assumes that all payments on the Notes are denominated in United States dollars, and that the Notes are not Stripped Securities. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.


      Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

      A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

      Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

      Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a Foreign Person generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Person and the Foreign Person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Seller is a "related person" within the meaning of the Code and (ii) provides the Owner Trustee or other person who is otherwise required to withhold United States tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the Beneficial Owner of the Note is a Foreign Person and providing the Foreign Person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Foreign Person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

      Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a Foreign Person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person and (ii) in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year.

      Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or Foreign Person who provides certification as to status as a Foreign Person) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

      Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the Company, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of special counsel to the Depositor, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income," income to foreign holders generally would be subject to United States tax and United States tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

Tax Consequences to Holders of the Certificates

      Treatment of the Trust Fund as a Partnership. The Trust Fund and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

      A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.


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


     Assumptions Regarding the Certificates. The following discussion assumes that all payments on the Certificates are denominated in United States dollars, none of the Certificates are Stripped Securities, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.


      Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

      The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Company. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

      The taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code to the extent that such Certificateholder's share of the taxable income is derived from, or on account of, debt financed securities. The Notes will constitute acquisition indebtedness of the Trust Fund for this purpose under Code Section 514.

      An individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

      The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.


      Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust Fund should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be


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

greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

      If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

      Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

      Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

      If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

      Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

      The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

      Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the

Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

      Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust Fund will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-l information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the Beneficial Owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

      Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the Beneficial Owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each Beneficial Owner (a) the name, address and identification number of such person,
(b) whether such person is a United States Person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (c) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

      The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

      Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Foreign Persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to Certificateholders who are not Foreign Persons pursuant to Section 1446 of the Code, as if such income were effectively connected to a United States trade or business, at a rate of 35% for holders that are Foreign Persons taxable as corporations and 39.6% for all other holders who are Foreign Persons. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of foreign status signed under penalties of perjury.


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

      Each holder who is a Foreign Person might be required to file a United States individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each holder who is a Foreign Person must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A holder who is a Foreign Person generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a United States trade or business. However, interest payments made (or accrued) to a Certificateholder who is a Foreign Person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a holder who is a Foreign Person would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

      Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

                           STATE TAX CONSIDERATIONS

      In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                             ERISA CONSIDERATIONS

      The following describes certain considerations under ERISA and the Code, which apply only to Securities of a Series that are not divided into subclasses. If Securities are divided into subclasses the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Securities.

      ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively, "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA
Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

      On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a

Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Exchange Act.

      In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

      In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in Securities that represent interests in a Pool consisting of Loans ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving Subordinated Securities. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a Subordinated Security or a Security which is not a Single Family Security may be made to a Plan.

      The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The Depositor believes that, for purposes of PTE 83-1, the term "mortgage pass-through certificate" would include (i) Securities issued in a Series consisting of only a single class of Securities; and (ii) Securities issued in a Series in which there is only one class of such Securities; provided that the Securities in the case of clause (i), or the Securities in the case of clause (ii), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the Loans. It is not clear whether a class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTE 83-1.

      PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Securityholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Pool. The Depositor believes that the first general condition referred to above will be satisfied with respect to the Securities in a Series issued without a subordination feature, or the Securities only in a Series issued with a subordination feature, provided that the subordination and Reserve Account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described under "Credit Enhancement" herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a Series of Securities is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Loans or the principal balance of the largest Loan. See "Description of the Securities." In the absence of a ruling that the system of insurance or other protection with respect to a Series of Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

      Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

      The DOL has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions. The Underwriter Exemptions contain several requirements, some of which differ from those in PTE 83-l. The Underwriter Exemptions contain an expanded definition of "certificate" which includes an interest which entitles the holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemptions contain an expanded definition of "trust" which permits the trust corpus to consist of secured consumer receivables.

      While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

            (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

            (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

            (3) the certificates required by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch Investors Service, Inc. ("Fitch");

            (4) the trustee must not be an affiliate of any other member of the Restricted Group as defined below;

            (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

            (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

      The Underwriter Exemptions provide that the term "trust" does not include any investment pool unless, among other things, it meets the following requirements:

      (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

      (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or DCR for at least one year prior to the Plan's acquisition of certificates; and

      (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

      Moreover, the Underwriter Exemptions generally provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Underwriter Exemptions do not apply to Plans sponsored by the Seller, the related Underwriter, the Trustee, the Servicer, any insurer with respect to the Loans, any obligor with respect to Loans included in the Trust Fund constituting more than five percent (5%) of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

      The Prospectus Supplement for each Series of Securities will indicate the classes of Securities, if any, offered thereby as to which it is expected that an Underwriter Exemption will apply.

      Any Plan fiduciary which proposes to cause a Plan to purchase Securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the Underwriter Exemptions, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                               LEGAL INVESTMENT

      The related Prospectus Supplement for each series of Securities will specify which, if any, of the classes of Securities offered thereby constitute "mortgage related securities" for purposes of SMMEA. Classes of Securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

      SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities (in each case whether or not the class of Securities under consideration for purchase constituted a "mortgage related security").

      All depository institutions considering an investment in the Securities (whether or not the class of Securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

      There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                            METHOD OF DISTRIBUTION

      Securities are being offered hereby in Series from time to time through any of the following methods:

            1. By negotiated firm commitment underwriting and public reoffering by underwriters;

            2. By agency placements through one or more placement agents primarily with institutional investors and dealers; and

            3. By placement directly by the Depositor with institutional investors.

      A Prospectus Supplement will be prepared for each Series which will describe the method of offering being used for that Series and will set forth the identity of any underwriters thereof and either the price at which such Series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the Depositor, or the method by which the price at which the underwriters will sell the Securities will be determined. Each Prospectus Supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between the Depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the Securities so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the Securities of such Series if any such Securities are purchased. Securities may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

      Underwriters and agents may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

      If a Series is offered other than through underwriters, the Prospectus Supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Securities of such Series.

                                 LEGAL MATTERS

      The validity of the Securities of each Series, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103.

                                    RATING

      It is a condition to the issuance of the Securities of each Series offered hereby and by the related Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

      Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a class of Securities of such class will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Each security rating should be evaluated independently of any other security rating. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

      There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

      The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of the Securities of the related Series.

                            INDEX OF DEFINED TERMS

Term                                                                      Page


Accretion Directed Class....................................................36
Accrual Class...............................................................38
Accrual Securities..........................................................33
Advance......................................................................9
Advances....................................................................34
Agreement...................................................................21
Amortizable Bond Premium Regulations........................................79
APR.....................................................................24, 51
Available Funds.............................................................33
Balloon Payment..........................................................5, 23
Bank.....................................................................4, 25
Bankruptcy Code..............................................................8
Belgian Cooperative.........................................................43
Beneficial Owners.....................................................3, 6, 41
BIF.........................................................................52
Book-Entry Securities.......................................................41
Calculation Agent...........................................................39
Capitalized Interest Account................................................55
Cash Flow Bond Method.......................................................85
Cede..................................................................   3,  6
CEDEL.......................................................................41
CEDEL Participants..........................................................42
CERCLA..................................................................17, 65
Certificateholders..........................................................19
Certificates..........................................................1, 4, 31
Claimable Amount............................................................73
Class Security Balance......................................................33
Closing Date................................................................19
Code....................................................................10, 74
Collateral Value............................................................24
Combined Loan-to-Value Ratio................................................24
Commission  .................................................................2
Companion Class.............................................................37
Component Class.............................................................36
Contingent Regulations......................................................76
Cut-off Date.............................................................4, 21
Cut-off Date Principal Balance..............................................31
DCR.........................................................................96
Debt Securities.............................................................75
Debt-to-Income Ratio........................................................26
Definitive Security.........................................................41
Depositor................................................................1, 25
Detailed Description........................................................22
Disqualified Organization...................................................82
Distribution Date............................................................6
DOL.........................................................................94
DTC...............................................................3, 6, 18, 41
DTC Participants........................................................18, 42
EPA.........................................................................65
Equity One...............................................................4, 25

Equity One Standards........................................................26
ERISA.......................................................................12
Euroclear...................................................................41
Euroclear Operator..........................................................43
Euroclear Participants......................................................42
European Depositaries.......................................................41
Events of Default...........................................................59
Excess Servicing............................................................85
Exchange Act.................................................................2
Fannie Mae..................................................................59
FDIC........................................................................25
Federal Reserve.............................................................25
FHA..........................................................................9
FHLMC.......................................................................58
Financial Intermediary......................................................41
Fitch.......................................................................96
Fixed Rate Class............................................................38
Floating Rate Class.........................................................38
FNMA........................................................................59
Foreign Person..............................................................87
Freddie Mac.................................................................58
Full Doc....................................................................27
Funding Period...........................................................4, 19
Garn-St Germain Act.........................................................67
HUD.........................................................................69
Indenture...................................................................31
Insurance Proceeds..........................................................53
Insured Expenses............................................................53
Interest Only Class.........................................................38
Interest Weighted Securities................................................77
Inverse Floating Rate Class.................................................38
IRS.........................................................................76
L/C Bank.................................................................8, 45
L/C Percentage...........................................................8, 45
Liquidation Expenses........................................................53
Liquidation Proceeds........................................................53
Loan Indices................................................................40
Loan Rate...............................................................23, 33
Loan-to-Value Ratio.........................................................24
Loans........................................................................1
Lockout Periods.............................................................23
Mark-to-Market Regulations..................................................83
Master Servicing Agreement..................................................21
Mixed Use Loan........................................................1, 4, 22
Moody's.....................................................................96
Morgan......................................................................43
Mortgage....................................................................51
Mortgage Loans........................................................1, 4, 22
Mortgaged Properties........................................................23
NCUA........................................................................97
NIV.........................................................................27
Noteholders ................................................................19
Notes.................................................................1, 4, 31
Notional Amount Class.......................................................37
OID.....................................................................10, 75

OID Regulations.............................................................75
OTS.........................................................................25
PAC.........................................................................37
Partial Accrual Class.......................................................38
Parties in Interest.........................................................94
Pass-Through Certificates...................................................83
Pass-Through Rate...........................................................33
Pay-Through Security........................................................76
Percentage Interests........................................................59
Permitted Investments.......................................................46
Planned Principal Class.....................................................37
Plans.......................................................................94
Policy Statement............................................................97
Pool.....................................................................4, 21
Pool Insurance Policy.......................................................47
Pool Insurer................................................................47
Pooling and Servicing Agreement.............................................31
Popular..................................................................4, 25
Pre-Funded Amount........................................................4, 19
Pre-Funding Account......................................................4, 19
Prepayment Assumption.......................................................76
Primary Mortgage Insurance Policy...........................................23
Prime Rate..................................................................40
Principal Only Class........................................................38
Principal Prepayments.......................................................34
Property Improvement Loans..................................................71
PTE 83-1....................................................................94
Purchase Agreement..........................................................21
Purchase Price..............................................................30
Rating Agency...............................................................98
Ratio Strip Securities......................................................84
RCRA........................................................................65
Record Date ................................................................32
Reference Banks.............................................................39
Refinance Loan..............................................................24
Regular Interest Securities.................................................75
Relevant Depositary.........................................................41
Relief Act..................................................................70
REMIC....................................................................1, 74
Reserve Account..........................................................7, 33
Reserve Interest Rate.......................................................39
Residential Loan......................................................1, 4, 22
Residual Interest Security..................................................81
Restricted Group............................................................96
Retained Interest...........................................................31
Revolving Credit Line Loans...........................................1, 4, 22
Riegle Act..................................................................17
Rules.......................................................................41
S&P.........................................................................96
SAIF........................................................................52
Scheduled Principal Class...................................................37
Secured Creditor Exclusion..................................................65
Securities............................................................1, 4, 31
Securities Act...............................................................2
Securities Index............................................................40
Security Account............................................................52
Security Register...........................................................32

Securityholders..........................................................1, 41
Seller.......................................................................1
Sellers.....................................................................21
Senior Securities........................................................5, 44
Sequential Pay Class........................................................37
Series.......................................................................1
Servicer.....................................................................4
Servicing Fee...........................................................58, 84
Short-Term Note.............................................................88
Single Family Properties....................................................23
Single Family Securities....................................................94
SMMEA...................................................................10, 97
Strip Class ................................................................37
Stripped Securities.........................................................83
Sub-Servicer.................................................................9
Sub-Servicers...............................................................21
Sub-Servicing Agreement.....................................................55
Subordinated Securities......................................................5
Subsequent Loans.........................................................4, 19
Support Class...............................................................37
TAC.........................................................................38
Targeted Principal Class....................................................38
Terms and Conditions........................................................43
Thrift Institutions.........................................................82
TIN.........................................................................86
Title I Loans...............................................................71
Title I Program.............................................................70
Title V.................................................................68, 69
Treasury....................................................................11
Treasury Index..............................................................40
Trust Agreement.........................................................21, 31
Trust Fund...............................................................1, 31
Trust Fund Assets.....................................................1, 4, 21
Trustee..................................................................4, 31
Underwriter Exemptions......................................................95
United States Person........................................................87
VA...........................................................................9
VA Guaranty.................................................................57
Variable Rate Class.........................................................38

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution*

      The following table sets forth the estimated expenses in connection with the issuance and distribution of the Securities being registered under this Registration Statement, other than underwriting discounts and commissions:


SEC Registration Fee......................................... $     98,484.85
Printing and Engraving Expenses .............................       35,000.00
Legal Fees and Expenses......................................      140,000.00
Trustee Fees and Expenses....................................       40,000.00
Accounting Fees and Expenses.................................       45,000.00
Blue Sky Fees and Expenses...................................       10,000.00
Rating Agency Fees...........................................       66,000.00
Miscellaneous................................................        2,500.00
                                                              ===============
Total........................................................ $    436,984.85
                                                              ===============

----------
* All amounts except the SEC Registration Fee are estimates of expenses incurred in connection with the issuance and distribution of a Series of Securities in an aggregate principal amount assumed for these purposes to be equal to $100,000,000.00 of Securities registered hereby.


Item 15.  Indemnification of Directors and Officers.

      Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

      The Certificate of Incorporation of the Registrant provides, in effect, that, to the extent and under the circumstances permitted by Section 145 of the General Corporation Law of Delaware, the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding of the type described above by reason of the fact that he or she (i) is or was a director or officer of the Registrant or (ii) is or was serving at the request of the Registrant as a director or officer (or its equivalent) of another enterprise, except as to any action, suit or proceeding brought by or on behalf of a director or officer without prior approval of the Board of Directors of the Registrant. The Registrant does not maintain liability insurance coverage for its directors, officers or other persons; however, such persons are covered by a liability insurance policy maintained by Popular, Inc. for itself and its subsidiaries.


Item 16. Exhibits.



    3.1  Restated Certificate of Incorporation of the Registrant.
    3.2  Bylaws of the Registrant.
    4.1  Form of Pooling and Servicing Agreement.
    4.2  Form of Trust Agreement.
    4.3  Form of Indenture.
    5.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to legality of the Securities.
    8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters (included in Exhibit 5.1).
   23.1  Consent of Stradley, Ronon, Stevens & Young, LLP (included in Exhibits
         5.1 and 8.1 hereof).
   24.1  Power of Attorney.



--------------------------

Item 17. Undertakings.

      (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

            (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of a Trust Fund's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (d) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that (i) it reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of each Series of Securities to which this Registration Statement relates and (ii) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware on the 16th day of June, 1997.



                                    Equity One ABS, Inc.

                                    By: /s/ Thomas J. Fitzpatrick
                                       ---------------------------
                                       Thomas J. Fitzpatrick
                                       President

     Each person whose signature appears below hereby constitutes and appoints Thomas J. Fitzpatrick and Dennis Kildea, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her or him and in her or his name, place and stead in any and all capacities (until revoked in writing) to sign all amendments (including post-effective amendments) to this Registration Statement on Form S-3 of Equity One ABS, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as she or he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her or his substitute, may lawfully do or cause to be done, by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

      Signatures                          Title                     Date
      ----------                          -----                     ----



/s/ Thomas J. Fitzpatrick
-------------------------       Director and President
Thomas J. Fitzpatrick           (Chief Executive Officer)       June 16, 1997


/s/ Dennis Kildea*
-------------------------       Director, Vice President,
Dennis Kildea                   Treasurer and Assistant         June 16, 1997
                                Secretary (Chief Financial/
                                Accounting Officer)


/s/ John N. Martella*
-------------------------       Director, Vice President,
John N. Martella                Secretary and Assistant         June 16, 1997
                                Treasurer

/s/ George P. Warren, Jr.*
--------------------------      Director, Vice President
George P. Warren, Jr.           and Assistant Secretary         June 16, 1997


/s/ Joseph Corvaia*
-------------------------       Director
Joseph Corvaia                                                  June 16, 1997

* By: /s/ Thomas J. Fitzpatrick
     ---------------------------
     Thomas J. Fitzpatrick                                      June 16, 1997
     Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit                                                               Page
  No.                Description of Exhibit                          Number
-------              ----------------------                          ------




** 3.1    --    Restated Certificate of Incorporation of the Registrant.



** 3.2    --    Bylaws of the Registrant.

** 4.1    --    Form of Pooling and Servicing Agreement.

** 4.2    --    Form of Trust Agreement.

** 4.3    --    Form of Indenture.



** 5.1    --    Opinion of Stradley, Ronon, Stevens & Young, LLP as to
                legality of the Securities.


   8.1    --    Opinion of Stradley, Ronon, Stevens & Young, LLP as to
                certain tax matters (included in Exhibit 5.1).

  23.1    --    Consent of Stradley, Ronon, Stevens & Young, LLP (included in
                Exhibits 5.1 and 8.1).



  24.1    --    Power of Attorney (see Page II-4 and II-5).



----------
** Previously filed with this Registration Statement.